ACQUISITION AND CONTRIBUTION AGREEMENT

BETWEEN

MEDIA CENTER DEVELOPMENT, LLC

AND

P2 HUDSON MC PARTNERS, LLC

FOR

PINNACLE 2 PROPERTY
LOCATED AT
3300 WEST OLIVE AVENUE
BURBANK, CALIFORNIA

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Table of Contents
ARTICLE I DEFINITIONS1
ARTICLE II ACQUISITION AND CONTRIBUTION OF THE PROPERTY9
2.1Transfer, Contribution and Conveyance    9
2.2Loan Obligation    9
2.3Contribution Value/Membership Interest    9
2.4Other Consideration; Material Inducement    9
2.5Indivisible Economic Package    9
2.6Consideration Allocation    10
ARTICLE III TRANSFEROR’S DELIVERIES10
3.1Survey    10
3.2Title Insurance Commitment    10
3.3Plans and Records, Permits, Contracts and Tax Records    10
3.4Leases    10
3.5Insurance Policies    10
ARTICLE IV INVESTIGATION OF THE PROPERTY11
4.1Inspection of Property    11
ARTICLE V TITLE11

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5.1Transferee’s Review of Title    11
5.2Status of Title    12
5.3Issuance of Title Policy    12

NTIES	12
6.1Status; Authority    12
6.2Consents; Binding Obligations    12
6.3No Bankruptcy    13
6.4No Legal Actions    13
6.5No Condemnation    13
6.6Environmental    13
6.7No Violations    13
6.8Personal Property    13
6.9Rent Roll    13
6.10Leases    13
6.11Security Deposits    14
6.12REA    14
6.13Material Contracts    14
6.14Termination of Existing Property Management Agreements    14
6.15Employee Matters    14
6.16Tenants Costs; Landlord Work Expenses    14
6.17No ROFO’s, ROFR’s or Similar Rights to Purchase the Property    14

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6.18Not a Foreign Person    15
6.19Title Representations and Warranties    15
6.20Insurance    15
6.21Non-Foreign Status    15
6.22Not a Prohibited Person    15
6.23Loan Obligation    15
6.24As-Is    15
6.25Patriot Act    17
6.26Encumbrances on Personal Property    17
ARTICLE VII TRANSFEREE’S REPRESENTATIONS AND WARRANTIES17
7.1Authority    17
7.2No Conflicts    17
7.3Consents; Binding Obligations    18
7.4No Bankruptcy    18
7.5Not a Prohibited Person    18

IONAL UNDERTAKINGS	18
8.1Operation of the Property    18
8.2Casualty Damage/Condemnation    21
8.3Risk of Loss    22
ARTICLE IX TRANSFEREE’S OBLIGATION TO CLOSE22

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9.1Transferee’s Conditions    22
9.2Loan Obligation    23
9.3Failure of Conditions    24

FEROR’S OBLIGATION TO CLOSE	24
10.1Transferor’s Conditions    24
10.2Failure of Conditions    25
ARTICLE XI CLOSING25
11.1Time of Closing    25
11.2Deliveries at Closing by Transferor    25
11.3Deliveries at Closing by Transferee    27
11.4Deliveries Outside of Escrow    28
11.5Actions by Escrow Agent    29
11.6Actions by Escrow Agent    30
ARTICLE XII PRORATIONS AND CLOSING EXPENSES30
12.1Prorations    30
12.2Closing Expenses    34
ARTICLE XIII REMEDIES35
13.1Breach by Transferor    35
13.2Breach by Transferee    36

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V ESCROW	36
14.1Escrow    36
ARTICLE XV MISCELLANEOUS37
15.1Brokers    37
15.2Expenses    38
15.3Further Assurances    38
15.4Survival of Representations and Warranties    38
15.5Partial Invalidity    38
15.6Time of Essence    39
15.7Construction of Agreement    39
15.8Amendments/Waiver    39
15.9Entire Agreement    39
15.10Counterparts; Facsimile/PDF    39
15.11Dates    39
15.12Governing Law/Jurisdiction    39
15.13Intentionally Omitted    39
15.14Notices    39
15.15Headings/Use of Terms/Exhibits    41
15.16Assignment    41
15.17Attorney’s Fees    42
15.18Indemnification    42

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15.19Post-Closing Access to Records    42
15.20Transfer Development Rights    42
15.211031 Exchange    43
15.22Third-Party Beneficiaries    44

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ACQUISITION AND CONTRIBUTION AGREEMENT
THIS ACQUISITION AND CONTRIBUTION AGREEMENT (this “Agreement”) is made as of November __, 2012 (the “Effective Date”), by and between MEDIA CENTER DEVELOPMENT, LLC, a Delaware limited liability company, having an address at c/o M. David Paul Development LLC, 100 Wilshire Boulevard, Suite 1600, Santa Monica, California 90401 (“Transferor”), and P2 HUDSON MC PARTNERS, LLC, a Delaware limited liability company, having an address at c/o Hudson Pacific Properties, Inc., 11601 Wilshire Boulevard, Suite 1600, Los Angeles, California 90025 (“Transferee”).
RECITALS
WHEREAS, Transferor desires to cause its wholly owned subsidiary 3300 West Olive, LLC, a Delaware limited liability company (“Property Owner”), to transfer, assign, contribute and convey to Transferee all of Property Owner’s right, title and interest in and to the Property (as hereinafter defined) including, without limitation, the office building (the “Building”) located at 3300 West Olive Avenue, in the City of Burbank, County of Los Angeles, State of California, and which is more particularly described on Schedule A attached hereto and made a part hereof, commonly known as “Pinnacle 2”, and Transferee desires to accept all of Property Owner’s right, title and interest in and to the Property including, without limitation, the Building, upon the terms and covenants and subject to the conditions set forth below.
NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is agreed as follows:
AGREEMENT

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ARTICLE I
DEFINITIONS
1.1    “12-Month Reconciliation Amounts” has the meaning set forth in Section 12.1(c).
1.2    “12-Month Reconciliation Date” has the meaning set forth in Section 12.1(c).
1.3    “Acknowledgment” has the meaning set forth in Section 11.2(h).
1.4    “Agreement” has the meaning set forth in the introductory paragraph.
1.5    “Assignment of Leases and Contracts” has the meaning set forth in Section 11.2(c).
1.6    “Bill of Sale” has the meaning set forth in Section 11.2(b).
1.7    “BSA” has the meaning set forth in Section 6.25.
1.8    “Building” has the meaning set forth in the Recitals.
1.9    “Business Day” means each day of the year other than Saturdays, Sundays, legal holidays and days on which banking institutions are generally authorized or obligated by Law to close in the state in which Escrow Agent is located or the state in which the Real Property is located.
1.10    “City” has the meaning set forth in Section 15.20.
1.11    “Closing” has the meaning set forth in Section 11.1.
1.12    “Closing Date” has the meaning set forth in Section 11.1.
1.13    “Closing Documents” means those documents required to be delivered by Transferor or Transferee at the Closing pursuant to Sections 11.2 and 11.3, respectively, or pursuant to or in connection with any other provision of this Agreement.
1.14    “Closing Statement” has the meaning set forth in Section 11.2(k).
1.15    “Code” means the Internal Revenue Code of 1986, as amended.
1.16    “Commission” has the meaning set forth in Section 15.1.
1.17    “Contracts” means all right, title and interest of Property Owner in and to all contracts, agreements or commitments, oral or written, binding upon or relating to the Property, other than contracts, agreements or commitments (i) that, pursuant to their respective terms, expire prior to the Closing and/or (ii) that are terminated in accordance with their respective terms and the terms of this Agreement prior to the Closing; provided, however, that the term “Contracts” shall not include Leases.

1.18    “Contribution Value” means $130,000,000.00, subject to adjustments for prorations under Article XII hereof.
1.19    “Cut-Off Time” has the meaning set forth in Section 12.1(a).
1.20    “DBRE” has the meaning set forth in Section 2.4.
1.21    “Deed” has the meaning set forth in Section 11.2(a).
1.22    “Development Rights Deed” has the meaning set forth in Section 15.20.“”
1.23    “Effective Date” has the meaning set forth in the introductory paragraph.
1.24    “Environmental Laws” means all federal, state and local environmental laws, rules, statutes, directives, binding written interpretations, binding written policies, ordinances and regulations issued by any Governmental Entity and in effect as of the date of this Agreement with respect to or which otherwise pertain to or affect the Real Property, or any portion thereof, the use, ownership, occupancy or operation of the Real Property, or any portion thereof, or Property Owner, and as the same have been amended, modified or supplemented from time to time prior to the date of this Agreement, including, but not limited to, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (42 U.S.C. § 9601 et seq.), the Hazardous Materials Transportation Act (49 U.S.C. § 1801 et seq.), the Resource Conservation and Recovery Act of 1976 (42 U.S.C. § 6901 et seq.), the Water Pollution Control Act (33 U.S.C. § 1251 et seq.), the Safe Drinking Water Act (42 U.S.C. § 300f et seq.), the Clean Air Act (42 U.S.C. § 7401 et seq.), the Solid Waste Disposal Act (42 U.S.C. § 6901 et seq.), the Toxic Substances Control Act (15 U.S.C. § 2601 et seq.), the Emergency Planning and Community Right-to-Know Act of 1986 (42 U.S.C. § 11001 et seq.), the Radon and Indoor Air Quality Research Act (42 U.S.C. § 7401 note, et seq.), the Superfund Amendment Reauthorization Act of 1986 (42 U.S.C. § 9601 et seq.), any and all comparable state and local laws, including, without limitation, Sections 25115, 25117, 25122.7, 25140, 25249.8, 25281, 25501 and 25316 of the California Health and Safety Code, Section 2782.6(d) of the California Civil Code and Chapter 11 of Title 22 of the California Code of Regulations, and any and all rules and regulations which have become effective prior to the date of this Agreement under any and all of the aforementioned laws.
1.25    “Escrow Agent” means Chicago Title Insurance Company, having an address of 26415 Carl Boyer Drive, Suite 255, Santa Clarita, California, 91350, Attention: Maggie G. Watson, Senior Vice President, having a phone number of 661-753-5701 and a facsimile number of 661-753-5730.
1.26    “Excess TDR” has the meaning set forth in Section 15.20.
1.27    “Exchange” has the meaning set forth in Section 15.21.
1.28    “Existing Survey” has the meaning set forth in Section 3.1.
1.29    “Final Closing Statement” has the meaning set forth in Section 12.1(b).

1.30    “Governmental Entity” means the various governmental and quasi- governmental bodies or agencies having jurisdiction over Transferor, Property Owner, the Real Property or any portion thereof.
1.31    “Hazardous Materials” means any pollutants, contaminants, hazardous or toxic substances, materials or wastes (including petroleum, petroleum by-products, methane, radon, asbestos and asbestos containing materials, polychlorinated biphenyls (“PCB’s”), PCB-containing equipment, radioactive elements, infectious agents, and urea formaldehyde), as such terms are used in any Environmental Laws (excluding solvents, cleaning fluids and other lawful substances used in the ordinary operation and maintenance of the Property, to the extent in closed containers.
1.32    “Hudson” means Hudson JW, LLC, a Delaware limited liability company.
1.33    “Improvements” means any and all buildings, improvements, structures, parking facilities and fixtures now or hereafter placed, constructed, installed or located on the Land, including the Building and all apparatus, equipment and appliances affixed to and used in connection with the operation or occupancy of the Land or the Building (such as heating, air conditioning, and mechanical systems).
1.34    “Intangible Property” means all right, title and interest of Property Owner in and to any and all intangible property, goodwill, rights, privileges, and appurtenances in any way related to, or used in connection with, the ownership, operation, maintenance, use or occupancy of the Property (other than the Contracts and the Leases) to the extent that they are assignable, including the Permits, Plans and Records, guaranties, warranties, all escrow accounts and reserves maintained by Property Owner or any lender or regulatory body in connection with the Loan Obligation, websites, e-mail addresses, trade names, trademarks, telephone and facsimile numbers assigned to the Property or to the Property’s management office and the name “Pinnacle 2”, and all rights, claims and recoveries under insurance policies related to the Real Property and/or the Personal Property.
1.35    “Land” means the real property described on Schedule A, together with all of Property Owner’s right, title and interest in and to all reversions, remainders, privileges, easements, rights-of-way, appurtenances, agreements, rights, licenses, tenements and hereditaments appertaining to or otherwise benefiting or used in connection with said real property or the Improvements, together with all of Property Owner’s right, title and interest in and to any open or proposed strips and gores of land, streets, alleys, public ways or rights-of-way abutting, adjoining, adjacent, connected or appurtenant to such real property, and together with all of Property Owner’s right, title and interest in and to all minerals and mineral rights, oil, gas, and oil and gas rights, other hydrocarbon substances and rights, development rights, air rights, water and water rights, wells, well rights and well permits, water and sewer taps (or their equivalents), and sanitary or storm sewer capacity appertaining to or otherwise benefiting or used in connection with said real property or the Improvements.
1.36    “Landlord Work Expenses” has the meaning set forth in Section 6.16.

1.37    “Laws” means all federal, state and local laws, statutes, codes, regulations, rules, ordinances, orders, policy directives, binding written interpretations, binding written policies, judgments or decrees (including common law), including those of judicial and administrative bodies.
1.38    “Leases” means all leases, licenses, tenancies or occupancy arrangements (whether written or oral), including any Tenant guaranties delivered in connection with any of the foregoing, and any and all amendments thereto, and all right, title and interest of Property Owner as landlord thereunder, affecting any portion of the Real Property, if any, in each case, (i) effective as of the Effective Date or (ii) entered into during the period from the Effective Date to (but not including) the Closing Date with Transferee’s prior written consent and otherwise in accordance with this Agreement.
1.39    “Lender” means Greenwich Capital Financial Products, Inc., a Delaware corporation (together with its successors and/or assigns).
1.40    “Liens” means any and all claims, covenants, conditions, restrictions, easements, rights-of-way, judgments, mortgages, pledges, hypothecations, assignments, deposits, arrangements, encumbrances, liens (statutory or other), charges, security interests, options, pledges, preferences, priorities or other security interests of any kind or nature whatsoever, including any conditional sale or other title retention agreement, any financing or similar statement or notice filed under the Uniform Commercial Code or any other similar recording or notice statute, and any lease or other arrangement having substantially the same effect as any of the foregoing.
1.41    “Loan Documents” means the documents set forth on Schedule B, as amended, modified and/or supplemented prior to the Effective Date.
1.42    “Loan Obligation” means that loan in the original principal amount of $90,800,000 evidenced by the Loan Documents and secured by, inter alia, that certain Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated August 16, 2006, and recorded August 18, 2006 as Instrument No. 06-1851945 in the Official Records, for the benefit of Greenwich Capital Financial Products, Inc., a Delaware corporation, as assigned to Bank of America, N.A. pursuant to that certain Assignment of Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing and Assignment of Assignment of Leases and Rents, dated July 6, 2009, and recorded November 9, 2009 as Instrument No. 2009-1686903 in the Official Records.
1.43    “Losses” means all damages, losses, liabilities, claims, actions, interest, deficiencies, penalties, demands, obligations, judgments, expenses, costs or fees (including reasonable attorneys’ fees, charges and disbursements, including those of in-house counsel and those related to appeals, and expert witness fees).
1.44    “Material Change” has the meaning set forth in Section 8.2.
1.45    “Material Event Termination Notice” has the meaning set forth in Section 8.2.“”
1.46    “MCP” means Media Center Partners, LLC, a California limited liability company.

1.47    “Membership Interest” means membership interests in the Joint Venture equal to Transferor’s Percentage Interest (as defined in the Operating Agreement) upon the Closing.
1.48    “Notices” has the meaning set forth in Section 15.14.
1.49    “Official Records” means the Official Records of Los Angeles County, California.
1.50    “Operating Agreement“ means that certain Limited Liability Company Agreement of Hudson MC Partners, LLC, of even date herewith, between MCP and Hudson, as amended, restated, supplemented or modified in accordance with the terms thereof.
1.51    “Overage Rent“ has the meaning set forth in Section 12.1(a).
1.52    “Patriot Act” has the meaning set forth in Section 6.25.
1.53    “Permits” means all governmental or quasi-governmental permits, agreements, licenses, certificates, authorizations, applications, approvals, entitlements, variances and waivers, including building permits and certificates of occupancy, relating to the construction, ownership, development, use, operation, maintenance or repair of the Real Property, to the extent that they are assignable.
1.54    “Permitted Exceptions” has the meaning set forth in Section 5.1.
1.55    “Person” means any individual, partnership, corporation, limited liability company, limited liability partnership, trust or other entity.
1.56    “Personal Property” means all of the right, title and interest of Property Owner in and to all tangible personal property, machinery, apparatus, appliances, equipment and supplies used exclusively in connection with all or any portion of the Land and/or the Improvements (excluding, however, any tangible personal property and fixtures which are owned by Tenants pursuant to the terms of their respective Leases), and all of Property Owner’s right, title and interest in and to any and all escrow and reserve accounts maintained by Property Owner, or any lender in connection with the Loan Obligation. Notwithstanding anything to the contrary herein, “Personal Property” shall also include the following works of art at, on or about the Property (each identified by title of work, date thereof and name of artist): (i) Block on Blocks, Putter and Two Balls, 2002, by Fletcher Benton; (ii) Untitled Yello, 2010, by Joel Morrison; (iii) Cloud Tree and Coxcomb, 2010, by Neha Choksi; and (iv) Pastures of Imagination, 2006, by William Attaway.
1.57    “Pinnacle 1 Property” has the meaning set forth in the Operating Agreement.
1.58    “Plans and Records” means, to the extent in Transferor’s Possession or Reasonable Control, all reports, studies, financial or other records, books or documents existing and relating to the ownership, use, operation, construction, fabrication, repair or maintenance of, or otherwise to, the Real Property or the Loan Obligation, including the following: all of the Loan Documents; all surveys, maps, plats and street improvement specifications of the Real Property; all soil, substratus, environmental, engineering, structural and geological studies, reports and assessments; all architectural drawings, as-built plans, engineer’s drawings and specifications; all appraisals;

all title reports or policies together with copies of all documents referenced therein; all condominium documents and maps, association documents and other development-related documents; all documents related to reciprocal easements or other multi-party agreements to which the all or any portion of the Real Property is a part including, without limitation, the REA; and all booklets, manuals, files, records, correspondence contained in lease files, tenant lists, tenant files, logos, tenant prospect lists, other mailing lists, sales brochures and other materials, and leasing brochures and advertising materials and similar items.
1.59    “Post-Effective Date Transferor Encumbrance” has the meaning set forth in Section 5.1.
1.60    “Preliminary Closing Statement” has the meaning set forth in Section 12.1(b).
1.61    “Prohibited Person” means any of the following: (a) a person or entity that is listed in the Annex to, or is otherwise subject to the provisions of, Executive Order No. 13224 on Terrorist Financing (effective September 24, 2001) (the “Executive Order”); (b) a person or entity owned or controlled by, or acting for or on behalf of any person or entity that is listed in the Annex to, or is otherwise subject to the provisions of, the Executive Order; (c) a person or entity that is named as a “specially designated national” or “blocked person” on the most current list published by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”) at its official website, http://www.treas.gov/offices/enforcement/ofac; (d) a person or entity that is otherwise the target of any economic sanctions program currently administered by OFAC; or (e) a person or entity that is affiliated with any person or entity identified in clause (a), (b), (c) and/or (d) above.
1.62    “Property” means, collectively, the Real Property, Personal Property, Leases, Contracts, and Intangible Property.
1.63    “Property Owner” has the meaning set forth in the Recitals.
1.64    “REA” means that certain Agreement for Grant of Easements and Establishment of Covenants, Conditions and Restrictions, dated as of November 21, 2003, by and between DB Real Estate the Pinnacle L.P., a Delaware limited partnership, and Transferor, recorded on November 24, 2003, as Instrument Number 03-3535733 in the Official Records, and any and all amendments thereto.
1.65    “REA Estoppel” means an estoppel in substantially the form attached hereto as Exhibit A executed by DB Real Estate the Pinnacle L.P., a Delaware limited partnership, with respect to the REA.
1.66    “Real Property” means, collectively, the Land and Improvements.
1.67    “Rentals” has the meaning set forth in Section 12.1(a).
1.68    “Rent Audit” has the meaning set forth in Section 12.1(a)(iv).
1.69    “Rent Roll” means the listing of all Leases attached in Schedule C, and as updated pursuant to Section 11.2(g).

1.70    “SRO” means a self-regulatory organization.
1.71    “Survey” has the meaning set forth in Section 3.1.
1.72    “Taxes” has the meaning set forth in Section 12.1(a).
1.73    “TDR” has the meaning set forth in Section 15.20.
1.74    “Tenants” means all Persons leasing, renting or occupying space within the Property pursuant to written or oral agreements.
1.75    “Tenants Costs” has the meaning set forth in Section 6.16.
1.76    “Tenant Deposits” means all security deposits and prepaid rentals (whether cash or non-cash), and all cleaning fees and other fees and deposits, plus any interest accrued on any of the foregoing, paid by any Tenant to Transferor or Property Owner, to any affiliate of Transferor or Property Owner or to any third-party property manager, in each case, relating to the Property.
1.77    “Tenant Inducement Costs“ has the meaning set forth in Section 12.1(a)(vii).
1.78    “Tenant Notification Letter” has the meaning set forth in Section 11.4(c).
1.79    “Title Commitment” has the meaning set forth in Section 3.2.
1.80    “Title Company” means Chicago Title Insurance Company, having an address of 26415 Carl Boyer Drive, Suite 255, Santa Clarita, California, 91350, Attention: Maggie G. Watson, Senior Vice President, having a phone number of 661-753-5701 and a facsimile number of 661-753-5730.
1.81    “Title Documents” means, collectively, the Title Commitment and the Survey.
1.82    “Title Policy” has the meaning set forth in Section 5.3.
1.83    “Transferee” has the meaning set forth in the introductory paragraph.
1.84    “Transferee’s Objections” has the meaning set forth in Section 5.1.
1.85    “Transferor” has the meaning set forth in the introductory paragraph.
1.86    “Transferor’s Deliveries” has the meaning set forth in Article III.
1.87    “Transferor’s Knowledge” means the actual knowledge, without any duty of diligence, investigation or inquiry, of Jeffrey M. Worthe and Leo Divinsky.
1.88    “Transferor’s Possession or Reasonable Control” means within the possession or reasonable control of Transferor, Property Owner or any of their respective affiliates, or Transferor’s or Property Owner’s property manager or its affiliates, employees, agents, or representatives, or

Transferor’s, Property Owner’s or any of their respective affiliate’s employees, agents, representatives or third party consultants or contractors, including attorneys.
1.89    “Treasury Regulations” means the regulations of the United States Department of the Treasury.
1.90    “Utility Costs” has the meaning set forth in Section 12.1(a).
1.91    “Warner Bros. Estoppel” means an estoppel in substantially the form attached hereto as Exhibit B and satisfying the requirements set forth in Section 11.2(e), executed by Warner Bros. Entertainment Inc., a Delaware corporation, as the “Tenant” under the WB Lease (as defined in the Operating Agreement), subject to such changes as may be suggested by Tenant under the WB Lease and approved by Transferee (which approval shall not be unreasonably withheld).
ARTICLE II
ACQUISITION AND CONTRIBUTION OF THE PROPERTY
2.1    Transfer, Contribution and Conveyance. For the consideration hereinafter set forth, but subject to the terms, provisions, covenants and conditions contained herein, Transferor hereby agrees to cause Property Owner to transfer, contribute, assign and convey to Transferee, and Transferee agrees to accept, all of Property Owner’s right, title and interest in and to the Property.
2.2    Loan Obligation. At the Closing, Transferee shall, subject to any restrictions on the assumption of the Loan Obligation imposed by Law or set forth in the Loan Documents, assume the Loan Obligation in accordance with the terms set forth in Section 9.2.
2.3    Contribution Value/Membership Interest. In consideration of Transferor causing Property Owner to transfer, contribute, assign and convey all of Property Owner’s right, title and interest in and to the Property to Transferee at the Closing, Transferor shall receive capital contribution credit in the Joint Venture, the sole member of Transferee, pursuant to Section 4.02(a) of the Operating Agreement, and Transferee shall transfer or cause to be transferred to Transferor the Membership Interests (which transfer shall be deemed satisfaction of Transferee’s obligation to deliver the Contribution Value).
2.4    Other Consideration; Material Inducement.    Substantially concurrently herewith, MCP and Hudson are entering into the Operating Agreement, pursuant to which MCP will cause DB Real Estate The Pinnacle L.P., a Delaware limited partnership (“DBRE”), to transfer, assign, contribute and convey to P1 MC Hudson Partners, LLC, a Delaware limited liability company, substantially concurrent with the execution of the Operating Agreement and in accordance with the terms thereof, all of DBRE’s right, title and interest in and to the Pinnacle 1 Property (as defined in the Operating Agreement) in exchange for Hudson’s Initial Capital Contribution (as defined in the Operating Agreement) to the Joint Venture. Transferor acknowledges and agrees that its entering into this Agreement and agreeing to cause Property Owner to transfer, assign, contribute and convey to Transferee all of Property Owner’s right, title and interest in and to the

Property pursuant to the terms hereof at Closing, together with the other covenants and terms of this Agreement, constitute additional material consideration for, and a material inducement to, Hudson’s agreeing to enter into the Operating Agreement and to make its Initial Capital Contribution (or deemed Initial Capital Contribution) to the Joint Venture, and that Hudson would not have agreed to enter into the Operating Agreement and/or to make its Initial Capital Contribution (or deemed Initial Capital Contribution) to the Joint Venture in the absence of same. Accordingly, the parties hereto acknowledge and agree that Hudson’s entering into the Operating Agreement and making its Initial Capital Contribution to the Joint Venture substantially concurrent herewith, in addition to the mutual covenants and agreements contained herein, constitute good and valuable consideration for Transferor’s execution of this Agreement and covenant to cause Property Owner to transfer, assign, contribute or convey all of Property Owner’s right, title and interest in and to the Property to Transferee pursuant to the terms hereof at Closing.
2.5    Indivisible Economic Package. Transferee has no right to acquire, and Transferor has no obligation to contribute or cause to be contributed, less than all of the Property it being the express agreement and understanding of Transferee and Transferor that, as a material inducement to Transferee and Transferor to enter into this Agreement, Transferee has agreed to acquire and Transferor has agreed to contribute or cause to be contributed, all of the Property, subject to and in accordance with the terms and conditions of hereof.
2.6    Consideration Allocation. Transferee and Transferor agree that the aggregate value of all of the Personal Property is de minimis and that no portion of the Contribution Value shall be allocated to all or any portion of the Personal Property.
ARTICLE III
TRANSFEROR’S DELIVERIES
Prior to the Effective Date, Transferor has delivered or made available, or caused to be delivered or made available, to Transferee, and Transferee hereby acknowledges receipt of, the documents set forth in Sections 3.1 through 3.5 below (collectively, the “Transferor’s Deliveries”):
3.1    Survey. An existing survey of the Property (the “Existing Survey”) has been delivered to Transferee. Transferee may, at its sole cost and expense, order a new or updated survey of the Property (such new or updated survey together with the Existing Survey is referred to herein as the “Survey”).
3.2    Title Insurance Commitment. A pro forma owner’s title policy of insurance with respect to the Real Property issued by the Title Company in the form attached hereto as Exhibit C, including all endorsements thereto and legible copies of all recorded exceptions to title referred to therein (collectively, the “Title Commitment”). Transferee may at any time and from time to time prior to the Closing Date order one or more updated title reports with respect to the Real Property.
3.3    Plans and Records, Permits, Contracts and Tax Records. Copies of all Plans and Records; Contracts; the Loan Documents and all other documents related to the Loan Obligation;

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and copies of the ad valorem and other property tax statements and assessments covering the Real Property or Personal Property for the current year.
3.4    Leases. Copies of all of the Leases currently in effect, including all amendments and modifications thereto.
3.5    Insurance Policies. Copies of all hazard, rent loss, liability, worker’s compensation and other insurance policies, maintained by Transferor and/or Property Owner, currently in effect with respect to the Property.
Notwithstanding anything to the contrary herein, during the period from the Effective Date to (but not including) the Closing Date, Transferor shall provide any and all materials, documents and reports in any way related to the Property that are reasonably requested by Transferee to the extent in Transferor’s Possession or Reasonable Control.
ARTICLE IV
INVESTIGATION OF THE PROPERTY
4.1    Inspection of Property. Except as expressly set forth in this Agreement, Transferee acknowledges that, prior to the Effective Date, it has had sufficient opportunity to investigate and evaluate the Property, all Transferor’s Deliveries and all other aspects and characteristics of the Property, and has determined that the Property is acceptable. Except as expressly set forth in this Agreement, Transferee shall have no right to terminate this Agreement on account of the condition of the Property, the Transferor’s Deliveries, or any other aspects or characteristics of the Property.
ARTICLE V
TITLE
5.1    Transferee’s Review of Title. Except as expressly set forth in this Agreement, Transferee acknowledges that, prior to the Effective Date, it has had sufficient opportunity to investigate and evaluate the Title Documents, and has determined that they are acceptable in the form received by Transferee prior to the Effective Date. Except as expressly set forth in this Agreement, Transferee shall have no right to terminate this Agreement on account of the Title Documents or otherwise. In the event of any updates to the Title Documents after the Effective Date, Transferee shall have five (5) Business Days following Transferee’s receipt of any such update and legible copies of all documents referenced therein to notify Transferor in writing of any objection (“Transferee’s Objections”) which Transferee may have to any matters reported or shown in such update. All exceptions and matters disclosed in the Title Documents and any updates thereto delivered to Transferee pursuant to the terms hereof (other than (a) those exceptions and matters in any updated Title Documents not approved in writing by Transferee, (b) any Post-Effective Date Transferor Encumbrance, and (c) any standard printed exceptions), shall be the “Permitted Exceptions” hereunder. As a condition to Closing, Transferor shall take all reasonable action necessary to remove from title to the Property any exceptions and matters objected to by Transferee in Transferee’s Objections. Alternatively, and if acceptable to

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Transferee in Transferee’s reasonable discretion, Transferor shall obtain for Transferee title insurance from Title Company insuring over such exceptions or matters, provided that such insurance shall be in a form and substance reasonably satisfactory to Transferee. If, prior to the Closing, Transferor is unable to remove or insure over (to Transferee’s satisfaction) all of Transferee’s Objections (other than Post-Effective Date Transferor Encumbrances, which Transferor shall be obligated to cure), then Transferee may: (a) terminate this Agreement (in which case, the parties shall share equally the cancellation charges, if any, of Escrow Agent and Title Company, and neither party thereafter shall have any rights or obligations to the other hereunder, other than pursuant to any provision hereof which expressly survives the termination of this Agreement); or (b) proceed to a timely Closing whereupon such objected to exceptions or matters shall be deemed to be Permitted Exceptions. Notwithstanding anything in this Agreement to the contrary, Transferor shall be obligated at Closing to cause the release of any liens or encumbrances encumbering the Property affirmatively placed or caused to be placed on the Property by Transferor on or after the Effective Date including, without limitation, any lien encumbering the Property after the Effective Date that may be removed by the payment of a sum of money (each, a “Post-Effective Date Transferor Encumbrance”).
5.2    Status of Title. At the Closing, Transferor shall cause Property Owner to transfer, contribute and convey to Transferee fee simple title to the Property, free and clear of all Liens and subject only to the Permitted Exceptions.
5.3    Issuance of Title Policy. At the Closing, Transferor shall cause the Title Company to issue to Transferee (with an effective date not earlier than the Closing Date), at Transferor’s expense (including the expense of providing the endorsements specified in the Title Commitment), an owner’s policy of title insurance in the form of the Title Commitment and insuring that fee simple title to the Real Property is vested in Transferee, subject only to the Permitted Exceptions (the “Title Policy”).
ARTICLE VI
TRANSFEROR’S REPRESENTATIONS AND WARRANTIES
Except, in all cases, for any fact, information or condition disclosed in the Title Documents, the Permitted Exceptions, the Contracts, the Plans and Records, or the Leases, Transferor represents, warrants and covenants to Transferee as follows as of the Effective Date and Closing; provided, however, that (i) if any such representations and/or warranties are untrue as of the Closing Date, Transferee’s remedies shall be limited to those set forth in Article 9, and (ii) notwithstanding anything to the contrary herein, if any representation and/or warranty on the part of Transferor herein is untrue as of the Closing Date as a result of any act or omission on the part of Transferor, Transferee’s remedies shall include those set forth in Article 13.
6.1    Status; Authority. Transferor is a limited liability company duly organized or formed, validly existing and in good standing under the laws of the State of Delaware. Property Owner is a limited liability company duly organized or formed, validly existing and in good standing under the laws of the state of Delaware and is qualified to transact business in the State of California. Transferor has the full right, power and authority to enter into this Agreement and

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all documents contemplated hereby, and consummate the transaction contemplated by this Agreement. All requisite action has been taken by Transferor in connection with entering into this Agreement, and will be taken by Transferor prior to the Closing in connection with the execution and delivery of the instruments referenced herein, and the consummation of the transaction contemplated hereby. The transfer of all right, title and interest of Property Owner in and to the Property to Transferee has been or will be duly authorized by all necessary action on the part of Property Owner. Each of the persons and entities signing this Agreement and the other documents contemplated by this Agreement on behalf of Transferor has the legal right, power and authority to bind Transferor.
6.2    Consents; Binding Obligations. Other than any consent or approval that may be required in connection with the assumption of the Loan Obligation as described in Section 9.1(i), no approval or consent is required from any person (including any partner, shareholder, member, creditor, investor or governmental body) for Transferor to execute, deliver or perform its obligations under this Agreement or the other instruments contemplated hereby or for Transferor and Property Owner to consummate the transaction contemplated hereby. This Agreement and all documents required hereby to be executed by Transferor or Property Owner are and shall be valid, legally binding obligations of and enforceable against Transferor and/or Property Owner, as applicable, in accordance with their terms.
6.3    No Bankruptcy. No petition in bankruptcy (voluntary or otherwise), attachment, execution proceeding, assignment for the benefit of creditors, or petition seeking reorganization or insolvency, arrangement or other action or proceeding under federal or state bankruptcy law is pending against or contemplated (or, to Transferor’s Knowledge, threatened) by or against Transferor or Property Owner or any general partner or managing member of Transferor or Property Owner.
6.4    No Legal Actions. There are no legal actions, suits or similar proceedings pending, or, to Transferor’s Knowledge, threatened in writing, against the Property.
6.5    No Condemnation. Neither Transferor nor Property Owner has received any written condemnation notice from a Governmental Entity with respect to all or part of the Property and, to Transferor’s knowledge, no Governmental Entity is contemplating condemning or taking all or any portion of the Property.
6.6    Environmental. Except as disclosed in (i) that certain Phase I Report Environmental Site Assessment dated as of September 21, 2012 and prepared by Global Realty Services Group, and (ii) that certain Phase I Environmental Site Assessment Report Project Number 5113.1066.0 dated as of October 25, 2012 and prepared by Citadel Environmental Services, Inc. , to Transferor’s Knowledge, all operations or activities at, on, in, under or about, or use or occupancy of, the Property, or any portion thereof, by Property Owner and any other party, at all times have been, in all respects in compliance with all Environmental Laws, and Property Owner has not, nor has any prior owner or prior or current tenant or occupant of the Property, or any portion thereof, engaged in or permitted any dumping, discharge, disposal, spillage, use or leakage of Hazardous Materials in violation of any Environmental Law, at, on, in, under or about the Property, or any portion thereof. Except as disclosed in the foregoing reports,

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to Transferor’s Knowledge, there is not present at, on, in, under or about the Property, or any portion thereof, any Hazardous Materials, underground storage tanks, asbestos, or any structures, fixtures, equipment or other objects or materials containing Hazardous Materials or asbestos.
6.7    No Violations. Neither Transferor nor Property Owner has received written notice with respect to the Property from any Governmental Authority alleging, and to Transferor’s Knowledge, neither it nor Property Owner is aware of, any material violation of any law, ordinance, rule or regulation, easement, covenant or restriction encumbering the Property.
6.8    Personal Property. Property Owner owns all of the Personal Property at the Pinnacle 1 Property (other than the personal property of tenants pursuant to the terms of the Leases) free and clear of all encumbrances, other than the lien created by the Loan Documents.
6.9     Rent Roll. The Rent Roll has been prepared in the ordinary course of business and is true, correct and complete in all material respects and accurately represents the subject matter thereof as of the date thereof.
6.10    Leases. The Rent Roll sets forth a true, correct and complete list of all Leases and Transferor (or Property Owner) has delivered to Transferee true, correct and complete copies of all Leases. Except as set forth in the Rent Roll, neither Transferor nor Property Owner has received or delivered any written notices from or to any of the Tenants under the Leases, asserting that Property Owner or any such Tenant is in default under any of the Leases (other than defaults that have been cured) . To Transferor’s Knowledge, no tenant has exercised any audit, reconciliation or similar right with respect to, or is otherwise disputing payment of percentage rent, operating expenses, or similar CAM charges under the Leases.
6.11    Security Deposits. There are no security deposits, letters of credit or like documents held by Property Owner and no security deposits have been applied by Property Owner.
6.12    REA. Transferor has provided Transferee with a true, correct and complete copy of the REA, and the REA has not been amended or modified. The REA is in full force and constitutes the entire agreement regarding cost and maintenance sharing among the Pinnacle 1 Property and the Property. The REA is in full force and effect and all costs and/or other amounts to be paid by Property Owner pursuant to the REA have been paid current. No party to the REA is in default of its obligations thereunder.
6.13    Material Contracts. Transferor has provided Hudson with true, correct and complete copies of all material contracts affecting the Property. No contracts (other than the Leases) will encumber the Property following the closing of the transactions contemplated hereby which cannot be terminated upon thirty (30) days’ notice without penalty or other premium.
6.14    Termination of Existing Property Management Agreements. No property management or similar agreement with a property manager at the Property will survive the Closing and Transferor shall cause all such property management arrangements to be terminated, and to pay all amounts associated therewith.

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6.15    Employee Matters. Neither Transferor nor Property Owner has any employees, and all employees are employed by the existing property manager. There are no collective bargaining, union or other labor agreements affecting the Property.
6.16    Tenants Costs; Landlord Work Expenses. There are no leasing commissions or other tenant improvement costs, tenant allowance, free rent or other tenant inducements or costs in connection with any Lease (collectively, “Tenant Costs”) which are due and payable in connection with the execution or delivery of any Lease, or in connection with the exercise of any extension, renewal, expansion or extension right under any Lease which has been exercised as of the date hereof. There are no leasing commission or other Tenant Costs which will become due and payable in connection with the exercise of any extension, renewal, expansion or otherwise pursuant to any Lease after the date hereof. There are no landlord work, landlord base building work or similar landlord capital expenses (collectively, “Landlord Work Expenses”) which are outstanding and which may become due and payable following the date hereof under the Leases.
6.17    No ROFO’s, ROFR’s or Similar Rights to Purchase the Property. Except as may be set forth in the Leases, and except as set forth in the Title Commitment, neither Transferor nor Property Owner has entered into any letter of intent or other verbal or written agreement for the lease of all or any portion of the Property, and, except as may be set forth in the Leases, there are no rights of first offer, rights of first refusal, or similar rights to purchase or occupy all or any portion of the Property.
6.18    Not a Foreign Person. Property Owner is not a foreign person or foreign corporation, as defined in the Internal Revenue Code of 1986, as amended, or under any regulations promulgated thereunder.
6.19    Title Representations and Warranties. The representations and warranties made by Property Owner to the Title Company in the Owner’s Affidavit are true, correct and complete.
6.20    Insurance. True, correct and complete copies of all insurance policies maintained by Transferor and/or Property Owner with respect to the Property have been made available to Transferee pursuant to Section 3.5. All premiums due on such insurance policies have been paid.
6.21    Non-Foreign Status. Transferor is not a foreign person, foreign corporation, foreign partnership, foreign trust or foreign estate, as those terms are defined in (a) the Code and the corresponding income tax regulations, and (b) similar provisions of state and local law. Property Owner is an entity disregarded as separate from its owner for federal income tax purposes. Transferee has no duty to collect withholding taxes for Transferor or Property Owner pursuant to the Foreign Investors Real Property Tax Act of 1980, as amended, or any applicable foreign, state, or local law.
6.22    Not a Prohibited Person.
(a)    Neither Transferor nor Property Owner is a Prohibited Person.

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(b)    To Transferor’s Knowledge, none of its or Property Owner’s investors, affiliates or brokers or other agents (if any), acting or benefiting in any capacity in connection with this Agreement is a Prohibited Person.
(c)    The assets Transferor and/or Property Owner will transfer to Transferee under this Agreement are not the property of, and are not beneficially owned, directly or, to Transferor’s Knowledge, indirectly, by a Prohibited Person.
(d)    The assets Transferor and/or Property Owner will transfer to Transferee under this Agreement are not, to Transferor’s Knowledge, the proceeds of specified unlawful activity as defined by 18 U.S.C. §1956(c)(7).
6.23    Loan Obligation. All installments of interest and principal and all other sums required to be paid prior to the Effective Date under the terms of the Loan Documents have been paid. To Transferor’s Knowledge, the Loan Obligation is in good standing and the Loan Documents are in full force and effect, and Property Owner is not in default thereunder, and there is no event or circumstance which, with or without the giving of notice, the passage of time or both, may constitute a default under the Loan Documents.
6.24    As-Is. Except for Transferor’s representations, warranties and covenants in this Agreement, the Property is expressly purchased and sold “AS IS,” “WHERE IS,” and “WITH ALL FAULTS.” The Contribution Value and the terms and conditions set forth herein are the result of arm’s-length bargaining between entities familiar with transactions of this kind, and said price, terms and conditions reflect the fact that Transferee shall have the benefit of, and is not relying upon any information provided by Transferor or any broker or statements, representations or warranties, express or implied, made by or enforceable directly against Transferor or any broker, including, without limitation, any relating to the value of the Property, the physical or environmental condition of the Property, any state, federal, county or local law, ordinance, order or permit; or the suitability, compliance or lack of compliance of the Property with any regulation, or any other attribute or matter of or relating to the Property (other than any covenants of title contained in the Deed conveying the Property and the representations, warranties and covenants in this Agreement). Except as expressly set forth herein, Transferee agrees that neither Transferor nor Property Owner shall be responsible or liable to Transferee or anyone claiming by, through or under Transferee for any defects, errors or omissions, or on account of any conditions affecting the Property. Transferee, its successors and assigns, and anyone claiming by, through or under Transferee, hereby fully releases Transferor and Property Owner from, and irrevocably waives its right to maintain, any and all claims and causes of action that it or they may now have or hereafter acquire against Transferor and/or Property Owner with respect to any and all Losses arising from or related to any defects, errors, omissions or other conditions affecting the Property, except to the extent such Losses are attributable to a breach by Transferor of any term or provision of this Agreement (including, without limitation, a breach of any representation and/or warranty made by Transferor herein, but subject to the survival limits on any such representation and/or warranty set forth in Section 15.4 hereof). Notwithstanding anything to the contrary set forth herein, the foregoing release shall not apply to any claims or causes of action that Transferee may now have or hereafter acquire against Transferor and/or

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Property Owner relating to Losses that Transferee has the right to be indemnified by Transferor under Section 15.18(a) of this Agreement. Transferee represents and warrants that, as of the date hereof and as of the Closing Date, it has and shall have reviewed and conducted such independent analyses, studies (including, without limitation, environmental studies and analyses concerning the presence of lead, asbestos, water intrusion and/or fungal growth and any resulting damage, PCBs and radon in and about the Property), reports, investigations and inspections as it deems appropriate in connection with the Property. If Transferor provides or has provided any documents, summaries, opinions or work product of consultants, surveyors, architects, engineers, title companies, governmental authorities or any other person or entity with respect to the Property, including, without limitation, the offering prepared by any broker, Transferee and Transferor agree that Transferor has done so or shall do so only for the convenience of both parties, Transferee shall not rely thereon and the reliance by Transferee upon any such documents, summaries, opinions or work product shall not create or give rise to any liability of or against Transferor or Property Owner. Transferee shall rely only upon any title insurance obtained by Transferee with respect to title to the Property. Except for the representations and warranties made by Transferor in this Agreement, Transferee acknowledges and agrees that no representation has been made and no responsibility is assumed by Transferor or Property Owner with respect to current and future applicable zoning or building code requirements or the compliance of the Property with any other laws, rules, ordinances or regulations. Transferee acknowledges and agrees, that except as expressly set forth in this Agreement, no representation has been made and no responsibility is assumed by Transferor or Property Owner with respect to the financial earning capacity or expense history of the Property, the continuation of contracts, continued occupancy levels of the Property, or any part thereof, or the continued occupancy by tenants of any Leases or, without limiting any of the foregoing, occupancy at Closing. Prior to Closing, Transferor and/or Property Owner shall have the right, but not the obligation, to enforce its rights against any and all Property occupants, guests or tenants. Except as expressly set forth herein, Transferee agrees that the departure or removal, prior to Closing, of any of such guests, occupants or tenants shall not be the basis for, nor shall it give rise to, any claim on the part of Transferee, nor shall it affect the obligations of Transferee under this Agreement in any manner whatsoever; and Transferee shall close title and accept delivery of the Deed with or without such tenants in possession and without any allowance or reduction in the Contribution Value under this Agreement. Transferee hereby releases Transferor and Property Owner from any and all claims and liabilities relating to the foregoing matters. The provisions of this Section 6.24 shall survive the Closing and delivery of the Deed to Transferee.
6.25    Patriot Act. Each of Transferor and Property Owner is in compliance with all applicable anti-money laundering and anti-terrorist laws, regulations, rules, executive orders and government guidance, including the reporting, record keeping and compliance requirements of the Bank Secrecy Act (“BSA”), as amended by the International Money Laundering Abatement and Financial Anti-Terrorism Act of 2001, Title III of the USA PATRIOT Act (the “Patriot Act”), and other authorizing statutes, executive orders and regulations administered by OFAC, and related Securities and Exchange Commission, SRO or other agency rules and regulations and has policies, procedures, internal controls and systems that are reasonably designed to ensure such compliance.
6.26    Encumbrances on Personal Property. None of the Personal Property is subject to

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any Liens.
ARTICLE VII
TRANSFEREE’S REPRESENTATIONS AND WARRANTIES
Transferee represents and warrants to Transferor the following as of the Effective Date and as of the Closing Date:
7.1    Authority. Transferee is a limited liability company duly organized, validly existing and in good standing under the laws of the state of its organization. Transferee has the full right, power and authority to enter into this Agreement and all documents contemplated hereby, and to perform the obligations of Transferee hereunder and thereunder. All requisite action has been taken by Transferee in connection with entering into this Agreement, and will be taken by Transferee prior to the Closing in connection with the execution and delivery of the instruments referenced herein, and the consummation of the transaction contemplated thereby. Each of the Persons signing this Agreement and the other documents contemplated by this Agreement on behalf of Transferee has the legal right, power and authority to bind Transferee.
7.2    No Conflicts. The execution, delivery and performance by Transferee of this Agreement and the instruments referenced herein and the transaction contemplated hereby will not, to Transferee’s knowledge, conflict with, or with or without notice or the passage of time or both, result in a breach of, violate any term or provision of, or constitute a default under any articles of formation, bylaws, partnership agreement, operating agreement, indenture, deed of trust, mortgage, contract, agreement (oral or written), judicial or administrative order, or any Law to which Transferee is bound.
7.3    Consents; Binding Obligations. Other than any consent that may be required in connection with the assumption of the Loan Obligation as described in Section 9.1(i), no approval or consent from any person (including any partners, shareholder, member, creditor, investor or governmental body) is required for Transferee to execute, deliver or perform its obligations under this Agreement or to execute and deliver the other instruments contemplated hereby or for Transferee to consummate the transaction contemplated hereby. This Agreement and all documents required hereby to be executed by Transferee are and shall be valid, legally binding obligations of and enforceable against Transferee in accordance with their terms.
7.4    No Bankruptcy. No petition in bankruptcy (voluntary or otherwise), attachment, execution proceeding, assignment for the benefit of creditors, or petition seeking reorganization or insolvency, arrangement or other action or proceeding under federal or state bankruptcy law is pending against or contemplated (or, to Transferee’s knowledge, threatened) by or against Transferee or any general partner or managing member of Transferee.
7.5    Not a Prohibited Person.
(a)    Transferee is not a Prohibited Person.

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(b)    To Transferee’s knowledge, none of its investors, affiliates or brokers or other agents (if any), acting or benefiting in any capacity in connection with this Agreement is a Prohibited Person.
(c)    The assets Transferee will transfer to Transferor under this Agreement are not the property of, and are not beneficially owned, directly or, to Transferee’s knowledge, indirectly, by a Prohibited Person.
(d)    The assets Transferee will transfer to Transferor under this Agreement are not, to Transferee’s knowledge, the proceeds of specified unlawful activity as defined by 18 U.S.C. §1956(c)(7).
ARTICLE VIII
ADDITIONAL UNDERTAKINGS
8.1    Operation of the Property. Until the earlier of the Closing or the termination of this Agreement, Transferor undertakes and agrees as follows:
(a)    Transferor shall cause Property Owner to operate the Property in the ordinary course of business and substantially consistent with present practice, and (i) Transferor shall not make or allow to be made any material alterations to the Property without the prior written consent of Transferee, and (ii) except as necessary in Transferor’s reasonable discretion to address (A) any life or safety issue at the Property or (B) any other matter, which in Transferor’s reasonable discretion, the failure to address would be reasonably likely to have a material adverse effect on the use, operation or value of the Property, Transferor will not remove or allow to be removed any material Personal Property (except in connection with any necessary replacements of items of Personal Property), without the prior written consent of Transferee which consent shall not be unreasonably withheld, conditioned or delayed.
(b)    Transferor covenants that it will not voluntarily create or cause or allow Property Owner or any Tenant to voluntarily create or cause any lien or encumbrance to attach to the Property unless Transferee approves in writing such lien or encumbrance, which approval shall not be unreasonably withheld, conditioned or delayed. If Transferee approves any such subsequent lien or encumbrance in accordance with the immediately preceding sentence, the same shall be deemed a Permitted Exception for all purposes hereunder.
(c)    Transferor shall not, and shall not permit Property Owner to take any of the following actions without Transferee’s prior written consent in each instance, which consent may be granted or withheld by Transferee in its sole discretion: (i) terminate, amend or modify, or permit the surrender of, or consent to the assignment or subletting under any Lease (except as required pursuant to its terms and except for any consent to assignment or subletting where, under the terms of the applicable Lease, Property Owner’s approval is not required or is not to be unreasonably withheld and Transferor or Property Owner, as applicable, determines in good faith that Property Owner’s consent is reasonably required), (ii) enter into any new lease, license, tenancy or occupancy agreement (whether written or oral) for all or any portion of or space within the Property; (iii) enter

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into any agreement with any Person pursuant to which Transferor and/or Property Owner is obligated to pay any brokerage or leasing commissions; (iv) collect rent under any Lease more than thirty (30) days in advance; (v) apply or return to any Tenant all or any portion of any security deposit or prepaid rent (except to the extent required by applicable law); (v) exercise any remedy including, without limitation, the delivery of a notice of default or removal of a Tenant under any Lease, whether by summary proceedings or otherwise, or waive any right under any Lease. Transferor shall furnish Transferee with a written notice of the proposed action which shall contain information regarding the proposed action that Transferor believes is reasonably necessary to enable Transferee to make informed decisions with respect to the advisability of the proposed action. If Transferee fails to consent in writing to any such proposed action within three (3) Business Days after receipt of the aforementioned information, Transferee shall be deemed to have denied its approval to the proposed action.
(d)    Transferor shall not and shall not allow Property Owner to (i) following the Effective Date, enter into any new contracts, agreements or commitments, oral or written, binding upon or relating to any portion of the Property or (ii) terminate, extend, amend, renew or replace any contracts, agreements, or commitments, oral or written, binding upon or relating to the Property, in each case, that cannot be terminated by the owner of the Property without penalty upon thirty (30) days’ (or less) prior notice, without Transferee’s prior written consent (which shall not be unreasonably withheld, conditioned or delayed).
(e)    Transferor (i) shall make or cause Property Owner to make all regular payments of interest and principal (and cause to be funded any required tax, insurance, and other replacement reserves and escrow accounts) on the Loan Obligation which become due and payable on or prior to the Closing Date, (ii) shall comply or cause Property Owner to comply with all terms of the Loan Documents in all material respects, and (iii) shall not (A) modify, amend, terminate or cancel or permit Property Owner to modify, amend, terminate or cancel any of the Loan Documents, (B) waive or permit Property Owner to waive (or request or permit Property Owner to request the waiver of) any term of any of the Loan Documents or (C) exercise or permit Property Owner to exercise any right or remedy under any of the Loan Documents without, in each instance, Transferee’s prior written approval in its sole discretion.
(f)    Transferor will maintain or cause Property Owner to maintain fire, extended coverage and other insurance policies on the Property which are at least equivalent in all respects to the insurance policies for the Property as of the Effective Date.
(g)    Promptly following the Effective Date and in regular consultation with Transferee and with Hudson on behalf of Transferee, Transferor shall inform Lender (or any servicer of the Loan) in writing that Transferee intends to assume the Loan Obligation in, which shall be undertaken in accordance with the terms of the this Agreement, the Operating Agreement (including, without limitation, Section 4.05(c) thereof) and the applicable Loan Documents (collectively, the “Loan Assumption”) and shall request from Lender a written list of all of the conditions precedent to Lender’s consent thereto (including, without limitation, any and all information, materials and/or documents that are required to be furnished to Lender in connection with the Loan Assumption), which Transferor shall promptly provide to Transferee. Transferor shall use diligent and good faith

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efforts in coordinating the process of obtaining Lender’s consent to the Loan Assumption and shall endeavor to obtain Lender’s consent thereto and to consummate the Loan Assumption promptly following the Effective Date. In connection with the foregoing, Transferor and, to the extent any such conditions must be satisfied by Transferee (or any Affiliate of Transferee) in connection with the Loan Assumption pursuant to the terms of the Operating Agreement, Transferee shall use diligent and good faith efforts to comply with any conditions precedent imposed by Lender as a condition to its consent to the Loan Assumption. Transferor shall cause the applicable Sponsor Loan Parties (as defined in the Operating Agreement), and Transferee shall cause the Hudson Loan Parties (as defined in the Operating Agreement) to execute the Pinnacle 2 Replacement Guaranties (to the extent required by and as defined in the Operating Agreement). In the event that the parties hereto are unable to obtain Lender’s consent to the Loan Assumption in accordance with the terms of this Agreement as a result of the failure to satisfy any condition precedent to obtaining Lender’s consent thereto, then (i) if the condition precedent that was not satisfied is one that is within Transferor’s reasonable control to satisfy, the failure to satisfy such condition precedent shall be a default by Transferor hereunder and, in connection therewith, Transferee shall be entitled to exercise the rights and remedies available to it under Section 13.1, (ii) if the condition precedent that was not satisfied is one that must be satisfied by Transferee pursuant to the terms of the Operating Agreement, the failure to satisfy such condition precedent shall constitute a default by Transferee hereunder and (iii) if the condition precedent that was not satisfied is covered by neither clauses (i) nor (ii) immediately above, the failure to satisfy such condition precedent shall not be a default by Transferor hereunder, but the same shall constitute a failure of a condition precedent for the benefit of Transferee hereunder and Transferee shall be entitled to exercise the rights and remedies available to it under Section 9.3. Transferee shall reasonably cooperate with Transferor in connection with the foregoing. Notwithstanding anything to the contrary herein, Hudson, on behalf of Transferee, shall have the right to approve, in its sole discretion and without the consent of Transferor or any affiliate of Transferor, the form and substance of the assumption and/or amendment documents reasonably required by Lender to the extent such assumption and/or amendment documents do not amend the terms of the Loan Documents in a manner that is inconsistent with the Financing Guidelines (as defined in the Operating Agreement) or that is materially adverse to the Joint Venture and do not violate the terms of Section 4.05(c) of the Operating Agreement (such documents approved by Hudson in accordance with the Section 8.1(g) of this Agreement and Section 4.05(c) of the Operating Agreement are referred to herein collectively as the “Loan Assumption Documents”). Transferor acknowledges the rights of Hudson pursuant to the Operating Agreement in respect of the Loan Assumption and the Loan Assumption Documents and further agrees that all actions taken by Transferor, for itself (or on behalf of the Property Owner) in respect of the Loan Assumption shall be taken in accordance with the terms of the Operating Agreement and, in the event of any inconsistency between the terms of this Agreement and the terms of the Operating Agreement in respect of the Loan Assumption and/or the Loan Assumption Documents, the Operating Agreement shall control.
(h)    Transferor shall not, and shall not cause or permit any broker or other Person to, actively negotiate any back-up offers or enter into any back-up agreements for the purchase and sale, assignment, transfer, conveyance, contribution or other disposition of the Property.

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(i)    Transferor shall (i) promptly notify Transferee in writing in the event that Transferor obtains knowledge of any event or circumstance that would result in any of Transferor’s representations and warranties herein being untrue, (ii) deliver copies of any material correspondence received or delivered by Transferor or Property Owner relating to the Property including, without limitation, any material correspondence received from or delivered to any Tenant and (iii) otherwise keep Transferee reasonably informed of all material issues relating to the Property.
8.2    Casualty Damage/Condemnation. Notwithstanding anything to the contrary set forth in this Agreement, if, prior to Closing, either (a) $2,000,000.00 or more of damage is caused to the Property as a result of any earthquake, hurricane, tornado, flood, landslide, fire, act of war, terrorism, terrorist activity or other casualty on any portion of the Property equal to or greater than such amount is taken (or is threatened to be taken) under the power or threat of eminent domain (temporarily or permanently), (b) material access to the Property or a material portion of the parking is destroyed as a result of a casualty or is taken (or is threatened to be taken) under the power or threat of eminent domain (temporarily or permanently), (c) any portion of the Property is rendered untenantable or is taken (or threatened to be taken) under the power or threat of eminent domain (temporarily or permanently) such that, with respect to this subsection (c) the use of the balance of the Property is materially impaired, (d) as a result of a casualty or a taking (or threat thereof) under the power or threat of eminent domain (temporarily or permanently), the balance of the Property ceases to comply with the terms and provisions of the REA, or (e) as a result of a casualty or a taking (or threat thereof) under the power or threat of eminent domain (temporarily or permanently), any Tenant is permitted to terminate its Lease pursuant to the terms thereof (any event under this Section 8.2 being a “Material Change”), then, in any such event, Transferee may elect to terminate this Agreement by giving written notice to Transferor of its election to terminate this Agreement (a “Material Event Termination Notice”) on or before the 30th day after Transferee receives written notice of such destruction, taking or threatened taking. If Transferee does not give (or has no right to give) a Material Event Termination Notice within such 30-day period, then (i) this transaction shall close as set forth in this Agreement, (ii) Transferee shall deliver the full Contribution Value (subject to clause (iii) below), and (iii) at Closing, (A) Transferor shall pay or cause to be paid to Transferee the proceeds of any insurance policies and condemnation awards received by Transferor and/or Property Owner (or, if such proceeds or awards have not been received by Transferor or Property Owner as of the Closing Date, then Transferor shall assign or caused to be assigned to Transferee all of Transferor’s and/or Property Owner’s rights to such proceeds and awards) and (B) there shall be a credit against the Contribution Value equal to the amount of any insurance deductible. If Transferee timely delivers a Material Event Termination Notice pursuant to this section, the parties shall share equally the cancellation charges, if any, of Escrow Agent and Title Company, and this Agreement shall be of no further force or effect and neither party shall have any further rights or obligations hereunder (other than pursuant to any provision which expressly survives the termination of this Agreement). Transferor shall not, and shall not allow Property Owner to, settle or compromise any insurance claim or condemnation action without the prior written consent of Transferee, and Transferee shall have the option to participate in any such claim or action.
8.3    Risk of Loss. Transferor shall maintain risk of loss of the Property until

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11:59 p.m. on day before the Closing Date, after which time the risk of loss shall pass to Transferee and Transferee shall be responsible for maintaining the insurance policies in place as of the Effective Date or obtaining its own insurance thereafter.
ARTICLE IX
TRANSFEREE’S OBLIGATION TO CLOSE
9.1    Transferee’s Conditions. Transferee shall not be obligated to close hereunder unless each of the following conditions shall exist on the Closing Date:
(a)    Receipt of Escrowed Documents; Title Policy. Escrow Agent shall have received all of the documents required to be delivered by Transferor under Section 11.2 and the Title Company shall issue (or shall be prepared and irrevocably and unconditionally committed to issue) the Title Policy as described in Section 5.3;
(b)    Accuracy of Representations. All of the representations and warranties made by Transferor in this Agreement or any of the Closing Documents shall be true, correct and complete in all material respects when made and on and as of the Closing Date with the same force and effect as though such representations and warranties had been made on and as of the Closing Date, and, at the Closing, Transferor shall provide a bringdown certificate evidencing that the representations and warranties of Transferor under this Agreement are true, correct and complete in all material respects as of the Closing Date;
(c)    Transferor’s Performance. Transferor shall have, in all material respects, (i) performed all covenants and obligations, and (ii) complied with all conditions, required by this Agreement to be performed or complied with by Transferor on or before the Closing Date or Transferee shall have waived, in its sole and absolute discretion, prior to the Closing each such covenant, obligation and condition that Transferor has failed to perform or comply with on or before the Closing Date;
(d)    No Violations. There shall be no notice issued of any violation or alleged violation of any Law with respect to any portion of the Property which has not been corrected to the satisfaction of the issuer of the notice;
(e)    No Change. No Laws affecting any portion of the Property shall have changed or been enacted, issued or pending which would materially and adversely affect the ownership, development, maintenance, repair, operation, use or value of any portion of the Property, such as zoning changes or a building moratorium;
(f)    Material Change. Subject to Section 8.2, the Property shall be in substantially the same condition as of the Effective Date, reasonable use and wear excepted, and there shall have been no material adverse change in the financial condition of the Property or of Transferor or Property Owner or any general partners or managing members of either of the foregoing Persons;
(g)    No Liens. The Property, including the Personal Property, shall be conveyed free and clear of all Liens, except Permitted Exceptions;

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(h)    Consents. All consents required to effect the transaction contemplated by this Agreement shall have been obtained by Transferor;
(i)    Loan Obligation. All of the conditions precedent to Lender’s approval of the Loan Assumption shall have been satisfied, Transferor shall have caused to be delivered the Pinnacle 2 Replacement Guaranties executed by the Sponsor Loan Parties and Lender shall have approved or consented to the Loan Assumption pursuant to the Loan Assumption Documents;
(j)    Estoppels. Transferee shall have received originals of the Warner Bros. Estoppel and, if reasonably requested by Transferee prior to the Closing Date, an updated REA Estoppel;
(k)    Terminations.    Transferor shall have terminated or caused Property Owner to terminate any existing agreement between Transferor and/or Property Owner and any Person relating to the management, operation, and/or leasing of all or any portion of the Property and shall have delivered to Transferee written evidence of any such termination reasonably requested by Transferee.
(l)    Other Conditions. Any other condition set forth in this Agreement to Transferee’s obligation to close hereunder shall have been satisfied by the applicable date.
9.2    Loan Obligation. Transferor, MCP and Transferee shall comply with their respective obligations under Section 8.1(g). If Transferee is unable to assume the Loan Obligation and to obtain Lender’s consent thereto pursuant to the Loan Assumption Documents, then Transferee may, at its option, in its sole and absolute discretion, terminate this Agreement as set forth in Section 9.2(c).
(a)    Transferee and Transferor shall each pay one-half of all fees, charges and related costs in connection with the Loan Assumption (including any assumption fees), which fees, charges and costs (other than the outstanding balance (including, without limitation, the outstanding principal balance, all accrued and unpaid interest and any other amounts outstanding under any of the Loan Documents) of the Loan Obligation) shall not be credited against the Contribution Value and the Contribution Value shall not be reduced on account thereof.
(b)    Notwithstanding anything to the contrary contained herein, if, (a) Transferee is unable to assume the Loan Obligation in accordance with the terms of this Agreement, and (b) Transferee elects, in its sole and absolute discretion, to terminate this Agreement, then upon delivery of written notice thereof by Transferee to Transferor, this Agreement shall terminate (in which event the parties shall share equally the cancellation charges, if any, of Escrow Agent and Title Company, and this Agreement shall terminate and be of no further force or effect and neither party shall have any rights or obligations hereunder (other than pursuant to any provision hereof which expressly survives the termination of this Agreement); provided, however, in the event that Transferee is unable to assume the Loan Obligation in accordance with the terms of this Agreement and the terms of the Operating Agreement as a result of a breach by Transferor or MCP of this Agreement or the Operating Agreement and Transferee elects to terminate this Agreement in accordance with this

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Section 9.2(c), then, without limiting any other rights or remedies of Transferee hereunder or of Hudson pursuant to the Operating Agreement, Transferor shall be responsible for one hundred percent (100%) of the cancellation charges, if any, of Escrow Agent and Title Company.
9.3    Failure of Conditions. If any condition specified in Section 9.1 is not satisfied on or before the Closing Date, Transferee may, at its option, and in its sole and absolute discretion, (a) extend the date for Closing to allow Transferor a sufficient time (not to exceed 60 days) within which to cure or satisfy such condition, and, if so elected by Transferee, Transferor shall immediately commence prosecution of such cure or satisfaction and diligently pursue the same to completion, at which time a new date for Closing shall be scheduled on or before the 10th day after Transferee’s acceptance of such cure or satisfaction, (b) waive any such condition which can legally be waived either at the time originally established for Closing or at any time on or before the 60th day thereafter and proceed to Closing without adjustment or abatement of the Contribution Value, or (c) terminate this Agreement by written notice thereof to Transferor, in which case Transferor shall pay for all of the cancellation charges, if any, of Escrow Agent and Title Company. In addition to (and notwithstanding) the foregoing, if the failure of the condition is due to a breach by Transferor hereunder, Transferee may pursue any of its remedies under Section 13.1.
ARTICLE X
TRANSFEROR’S OBLIGATION TO CLOSE
10.1    Transferor’s Conditions. Transferor shall not be obligated to close hereunder unless each of the following conditions shall exist on the Closing Date:
(c)    Accuracy of Representations. All of the representations and warranties made by Transferee in this Agreement or any of the Closing Documents shall be true, correct and complete in all material respects on and as of the Closing Date with the same force and effect as though such representations and warranties had been made on and as of the Closing Date, and, at the Closing, Transferee shall provide a bringdown certificate evidencing that the representations and warranties of Transferee under this Agreement are true, correct and complete in all material respects as of the Closing Date;
(d)    Loan Obligation. Transferee (or the applicable Affiliate(s)) of Transferee shall have delivered such documents or other information as is expressly required of Transferee (or such Affiliate) in connection with the Loan Assumption pursuant to the terms of this Agreement and the Operating Agreement; and
(e)    Transferee’s Performance. Transferee shall have, in all material respects, (i) performed all covenants and obligations and (ii) complied with all conditions, required by this Agreement to be performed or complied with by Transferee on or before the Closing Date or each such covenant, obligation and condition shall have been waived by Transferor in writing and in its sole and absolute discretion prior to Closing.
10.2    Failure of Conditions. If any condition specified in Section 10.1 is not satisfied

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on or before the Closing Date, Transferor may, at its option, and in its sole and absolute discretion, (a) waive any such condition which can legally be waived and proceed to Closing without adjustment or abatement of the Contribution Value, or (b) terminate this Agreement by written notice thereof to Transferor in which case Transferee shall pay for all of the cancellation charges, if any, of Escrow Agent and Title Company. Notwithstanding the foregoing, if the failure of the condition is due to a breach by Transferee hereunder, Transferor may pursue any of its remedies under Section 13.2.
ARTICLE XI
CLOSING
11.1    Time of Closing. Subject to the provisions of this Agreement, the closing of the transactions contemplated hereby (the “Closing”) shall take place on the Closing Date through an escrow with Escrow Agent, whereby Transferor, Transferee and their attorneys need not be physically present and may deliver documents by overnight air courier or other means. The “Closing Date” shall be the fifteenth (15th) Business Day after Transferee obtains the last approval necessary in connection with Transferee’s assumption of the Loan Obligation, or such earlier date as may be mutually acceptable to the parties; provided, however, that the Closing shall not be later than the first anniversary of the Effective Date, subject to extension under Section 9.3 hereof).
11.2    Deliveries at Closing by Transferor. On or before the Closing (or such other time as specified below), Transferor, at its sole cost and expense, shall deliver or cause to be delivered to Escrow Agent the following, each dated as of the Closing Date (except as specified below), in addition to all other items and payments required by this Agreement to be delivered by Transferor at the Closing:
(a)    Deed. Transferor shall deliver an original grant deed (the “Deed”) duly executed and acknowledged by Property Owner, in the form attached hereto as Exhibit D, conveying fee simple title to the Property to Transferee free of all Liens and subject only to the Permitted Exceptions.
(b)    Bill of Sale and General Assignment. Transferor shall deliver two originals of a bill of sale and general assignment, in the form attached hereto as Exhibit E (the “Bill of Sale”), duly executed by Property Owner, conveying title to the Personal Property, Permits, Plans and Records and Intangible Property, to Transferee free and clear of all Liens and subject only to the Permitted Exceptions.
(c)    Assignment of Leases and Contracts. Transferor shall deliver two counterparts of an assignment and assumption of leases and contracts in the form attached hereto as Exhibit F (the “Assignment of Leases and Contracts”), duly executed by Property Owner, assigning to Transferee all of Transferor’s and Property Owner’s right, title and interest in and to the Leases and Contracts.
(d)    Proof of Authority. Transferor shall provide such proof of authority and authorization to enter into this Agreement and the transactions contemplated hereby, and such proof

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of the power and authority of the individual(s) executing or delivering any documents or certificates on behalf of Transferor and/or Property Owner as may be reasonably required by Title Company, Transferee or both.
(e)    Estoppel Certificates. On or before the fifth (5th) Business Day prior to the Closing Date, Transferor shall deliver to Transferee one (1) original of the executed Warner Bros. Estoppel, which shall not include any material, adverse disclosure and, if reasonably requested by Transferor prior to the fifth (5th) Business Day prior to the Closing Date, one (1) original of an executed update to the REA Estoppel.
(f)    Title Affidavits. Transferor shall execute and deliver or cause Property Owner to execute and deliver to the Title Company such agreements, statements and/or affidavits as may be reasonably required by the Title Company in order to issue the Title Policy as described in Section 5.3, including an Owner’s Affidavit in the form attached hereto as Exhibit G, a Non-Imputation Endorsement Affidavit in the form attached hereto as Exhibit H, and as may be reasonably required by the Title Company in order to issue the endorsements set forth in the Title Commitment and to delete all standard exceptions to the Title Policy.
(g)    Updated Rent Roll. Transferor shall deliver an updated Rent Roll. If the updated Rent Roll includes Tenants or terms which are not permitted hereunder or such change otherwise results from a breach by Transferor of its obligations hereunder, Transferor shall be in default of this Agreement. The updating of the Rent Roll (shall not cure any default of Transferor in originally certifying the Rent Roll pursuant to Section 6.9.
(h)    Acknowledgment. Transferor shall deliver two duly executed counterparts of an acknowledgment in the form of Exhibit I attached hereto (the “Acknowledgment”), executed by Transferor, pursuant to which Transferor accepts its membership interest in, and is admitted as a member of, the Joint Venture, and agrees to be bound by the terms and provisions of the Operating Agreement.
(i)    Security Deposits. Transferor shall deliver or cause Property Owner to deliver to Escrow Agent for delivery to Transferee the cash security deposits (together with interest accrued thereon to the extent that such accrued interest is the property of Property Owner under the applicable Lease), but only to the extent relating to Tenants occupying space in the Building on the Closing Date pursuant to Leases then in effect.
(j)    Cash. To the extent that the sum of all cash or credits to which Transferee is entitled pursuant to the terms of this Agreement exceeds any cash or credits to which Transferor is entitled pursuant to the terms of this Agreement, at least one (1) Business Day prior to the Closing, Transferor shall deliver to Escrow Agent for delivery to Transferee cash, in an amount equal to the amount of such excess.
(k)    Closing Statement. Transferor shall deliver two duly executed counterparts of a settlement statement of all prorations, allocations, closing costs and payments of moneys related to the Closing of the transactions contemplated by this Agreement (the “Closing Statement”).

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(l)    Loan Obligation. Transferor shall deliver duly executed counterparts of all of the Loan Assumption Documents and the Pinnacle 2 Replacement Guaranties (as defined in the Operating Agreement).
(m)    Non-Foreign Status Affidavit. Transferor shall deliver a certificate of non-foreign status duly executed by Property Owner and in substantially the form attached hereto as Exhibit J and otherwise in compliance with Section 1445 of the Internal Revenue Code.
(n)    Other Documents. Transferor shall, as reasonably requested by Transferee, the Title Company or the Escrow Agent, execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, any and all conveyances, assignments and all other instruments and documents as may be reasonably necessary in order to complete the transactions herein provided and to carry out the intent and purposes of this Agreement.
11.3    Deliveries at Closing by Transferee. On or before the Closing (or such other time as specified below), Transferee, at its sole cost and expense, shall deliver or cause to be delivered to Escrow Agent the following, each dated as of the Closing Date, in addition to all other items and payments required by this Agreement to be delivered by Transferee at the Closing:
(a)    Cash. To the extent that the sum of all cash or credits to which Transferor is entitled pursuant to the terms of this Agreement exceeds the sum of all cash or credits to which Transferee is entitled pursuant to the terms of this Agreement, at least one (1) Business Day prior to the Closing, Transferee shall deliver to Escrow Agent for delivery to Transferor cash, in an amount equal to the amount of such excess. In addition, at least one (1) Business Day prior to the Closing, Transferee shall deliver to Escrow Agent for delivery to Lender cash, in an amount necessary to assume the Loan Obligation in accordance with the terms hereof.
(b)    Bill of Sale and General Assignment. Transferee shall deliver two duly executed counterparts of the Bill of Sale.
(c)    Assignment of Leases and Contracts. Transferee shall deliver two duly executed counterparts of the Assignment of Leases and Contracts.
(d)    Proof of Authority. Transferee shall provide such proof of authority and authorization to enter into this Agreement and the transaction contemplated hereby, and such proof of the power and authority of the individual(s) executing or delivering any documents or certificates on behalf of Transferee as may be reasonably required by Title Company, Transferor or both.
(e)    Acknowledgment. Transferee shall deliver two duly executed counterparts of the Acknowledgment, executed by the Members (as defined in the Operating Agreement) of the Joint Venture, which Acknowledgment shall have been approved by the Executive Committee (as defined in the Operating Agreement) of the Joint Venture.
(f)    Closing Statement. Transferee shall deliver two duly executed counterparts of the Closing Statement.

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(g)    Other Documents. Transferee shall, as reasonably requested by Transferor, the Title Company or the Escrow Agent, execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, any and all conveyances, assignments and all other instruments and documents as may be reasonably necessary in order to complete the transaction herein provided and to carry out the intent and purposes of this Agreement.
(h)    Proposition 13 Reserve Amount. Transferor shall have received evidence reasonably acceptable to Transferor that Hudson shall have funded the Proposition 13 Reserve Amount as defined in and otherwise in accordance with the Operating Agreement.
11.4    Deliveries Outside of Escrow. Transferor shall deliver or cause to be delivered possession of the Property, subject only to the Permitted Exceptions, to Transferee upon the Closing. Further, Transferor hereby covenants and agrees to deliver to Transferee, as of the Closing (or, where such delivery is not reasonably practicable as of the Closing, promptly following the Closing), the following items:
(a)    Intangible Property. Transferor shall deliver or cause to be delivered the originals of the Plans and Records, Leases, Contracts, Permits and Intangible Property to the extent in Transferor’s Possession or Reasonable Control or, if not, true, correct and complete copies thereof.
(b)    Personal Property. Transferor shall deliver or cause to be delivered the Personal Property, including any and all keys, pass cards, remote controls, security codes, computer software and other devices relating to access to the Land and/or the Improvements.
(c)    Tenant Notification Letter. Transferor shall deliver or cause to be delivered a tenant notification letter in the form attached hereto as Exhibit K (the “Tenant Notification Letter”), duly executed by Property Owner, notifying each Tenant under a Lease that the Property has been conveyed to Transferee and directing each Tenant to make all payments of rent and to send any notices or other correspondence regarding their respective Leases to the persons and addresses to be determined by Transferee and specified in each such letter, on and after the Closing Date.
(d)    Letters to Contractors. Transferor shall deliver or cause to be delivered a letter to each vendor and each utility company serving the Property, in a form reasonably satisfactory to Transferee, duly executed by Property Owner, advising them of the transfer of the Property to Transferee and directing them to send to Transferee all bills for the services provided to the Property for the period from and after the Closing Date.
11.5    Actions by Escrow Agent. Provided that Escrow Agent shall not have received written notice from Transferee or Transferor of the failure of any condition to the Closing or of the termination of this Agreement, when Transferee and Transferor have deposited into escrow the documents and funds required by this Agreement and Title Company is irrevocably and unconditionally committed to issue the Title Policy effective as of the Closing Date, Escrow Agent shall, in the order and manner herein below indicated, take the following actions:

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(a)    Recording. Cause the Deed and any other documents which Transferee and Transferor mutually may direct to be recorded in the Official Records and obtain conformed copies thereof for distribution to Transferee and Transferor.
(b)    Funds. Upon receipt of confirmation of the recordation of the Deed and such other documents as were recorded pursuant to Section 11.5(a), disburse all funds deposited with it by Transferee as follows:
(i)    pursuant to the Closing Statement, retain for Escrow Agent’s own account all escrow fees and costs, disburse to Title Company the fees and expenses incurred in connection with the issuance of the Title Policy, and disburse to any other persons or entities entitled thereto, as expressly stated on the Closing Statement, the amount of any other closing costs;
(ii)    disburse to Lender funds necessary to discharge and release any and all Liens against the Property (other than the Permitted Exceptions and the Lien(s) created by any of the Loan Documents to the extent the Loan Obligation is assumed by Transferee);
(iii)    deliver to Transferor or Transferee, as applicable, any cash owed to such party pursuant to the terms of this Agreement;
(iv)    disburse to Transferee or Transferor, as the case may be, any remaining funds in the possession of Escrow Agent after payments pursuant to Sections 11.5(b)(i, ii and iii) have been completed.
(c)    Delivery of Documents. Deliver: (i) to Transferor, (A) one original of each document deposited into escrow (other than the Deed and the estoppel certificates required to be delivered to Escrow Agent hereunder on or prior to Closing) and (B) one conformed copy of each document recorded pursuant to the terms hereof; and (ii) to Transferee, (A) one original of each document deposited into escrow (other than the Deed), and (B) one conformed copy of each document recorded pursuant to the terms hereof.
(d)    Title Policy. Cause the Title Company to issue and deliver the Title Policy to Transferee.
(e)    Recorded Deed. Cause the original recorded Deed to be delivered to Transferee.
11.6    Actions by Escrow Agent. Notwithstanding anything to the contrary herein, and without limitation the terms of Section 15.8 of this Agreement, the parties hereto agree that the terms and provisions of this Article XI may be modified, amended and/or supplemented pursuant to separate escrow instructions reasonably approved by Transferor and Transferee and acknowledged to and agreed to by Escrow Agent.
ARTICLE XII
PRORATIONS AND CLOSING EXPENSES

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12.1    Prorations.
(o)    (i) Rentals (including, prepaid rents, fixed rents, additional rents, operating expense escalation payments and real estate tax escalation payments payable pursuant to the Leases), revenues, and other income, if any, from the Property (including, without limitation, any and all revenues collected by Transferor or Property Owner from or attributable to parking operations at the Property, and all fees or other compensation paid to Transferor or Property Owner or to the property manager, if any, under any Contract, Lease or other agreement relating to the Property, whether paid monthly, upon contract execution or otherwise, as consideration for Transferor or Property Owner entering into such Contract, Lease or other agreement) (collectively, “Rentals”), (ii) real estate taxes, sewer rents and taxes, water rates and charges (to the extent not accounted for above), vault charges and taxes, business improvement district taxes and assessments, and any other governmental taxes charged, assessed or levied against the Real Property, including, without limitation, any supplemental taxes assessed or levied against the Real Property (collectively, “Taxes”), (iii) amounts due and payable under the Loan Documents (to the extent that the Loan Obligation is assumed by Transferee in accordance with the terms and provisions of this Agreement), (iv) all charges for all electricity, steam, gas and other utility services at the Property (collectively, “Utility Costs”) and (v) all other expenses affecting the Property (including, without limitation, all other maintenance and/or operating expenses with respect to the Property), shall be prorated between Transferee and Transferor as of the Closing Date based on a 365-day year. For purposes of calculating prorations, Transferee shall be deemed to be title holder of the Property, and therefore entitled to the income and responsible for the expenses, after 12:01 a.m. on the Closing Date (the “Cut-Off Time”).
(ii)    In the event that Transferee assumes the Loan Obligation in accordance with this Agreement and takes title to the Property subject to the Lien of the Loan Obligation and any amounts are held in escrow or reserve by or on behalf of Lender pursuant to the terms of the Loan Documents, the amounts held in such escrows or reserves shall be prorated by (a) Transferor assigning or causing to be assigned such escrows or reserves to Transferee and (b) Transferee reimbursing Transferor for the amounts held in such escrows or reserves (other than amounts held for obligations relating to the period prior to the Cut-Off Time). Without limiting the foregoing, Transferor shall make a one-time true up payment to Hudson as necessary to cause any rent abatement reserve required under the Pinnacle 1 Loan (as defined in the Operating Agreement) to have been borne by Hudson and Sponsor, collectively, (as defined in the Operating Agreement) in accordance with their Membership Interests as of the Closing Date.
(iii)    Rentals (other than amounts constituting Overage Rent which are dealt with in Section 12.1(a)(iv) below) delinquent as of the Cut-Off Time shall not be prorated, but when received by Transferee or Transferor, if ever, shall be applied as follows: (1) first, in payment of Rentals for the calendar month in which the Closing Date occurs; (2) second, in payment of Rentals for all periods after the Closing Date which are due and payable; and (3) third, after Rentals for all periods after the Closing Date have been paid in full, in payment of Rentals for periods prior to the Closing Date and not paid pursuant to clause (2) above. Each amount of delinquent Rentals received, less reasonable collection costs, shall be adjusted and prorated as provided in the immediately

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preceding sentence, and the party receiving such amount shall, within five (5) Business Days, pay to the other party the portion thereof to which it is entitled, if any. Notwithstanding anything to the contrary herein, Transferee shall have no obligation to commence any actions or proceedings to collect any delinquent Rentals. After the Closing, neither Transferor nor Property Owner shall have any right to proceed in any manner or make any claim against Tenants or any other Person (excluding Transferee in connection with a claim by Transferor against Transferee for delinquent Rentals retained by Transferee in violation of this Agreement) for Rentals that were delinquent as of the Cut-Off Time or for other matters relating to the contract or agreement pursuant to which such Rentals were due including, without limitation, any Lease until such time that, in the case of a Lease, such Tenants have vacated the Property and Transferee, in its capacity as landlord, has elected, in its sole and absolute discretion, to terminate such Lease or, in the case of any other contract or agreement, Transferee has elected, in its sole and absolute discretion, to terminate the same.
(iv)    With respect to any Lease that provides for the payment of additional or escalation rent based upon increases in real estate taxes, labor costs, costs of living indices or other operating expenses (collectively, “Overage Rent”), such Overage Rent shall be adjusted and prorated on an if, as and when collected basis. Overage Rent payable for the accounting period in which the Closing Date occurs shall be apportioned between Transferor and Transferee based upon the ratio that the portion of such accounting period prior to the Closing Date bears to the entire such accounting period. Any payment by Tenants of Overage Rent shall be applied to Overage Rents then due and payable in the following order of priority: (A) first, in payment of Overage Rents for the period preceding the accounting period in which the Closing Date occurs; (B) second, in payment of Overage Rents for the accounting period in which the Closing Date occurs and (C) third, in payment of Overage Rents for the accounting period following the one in which the Closing Date occurs. To the extent any portion of Overage Rent is required to be paid monthly by Tenants on account of estimated amounts for the current period, and at the end of each calendar year (or, if applicable, at the end of each lease year or tax year or any other applicable accounting period), such estimated amounts are to be recalculated based upon the actual expenses, taxes and other relevant factors for that calendar (lease or tax) year, with the appropriate adjustments being made with such Tenants, then such portion of the Overage Rent shall be prorated between Transferor and Transferee on the Closing Date based on such estimated payments (i.e., with (x) Transferor entitled to retain all monthly installments of such amounts with respect to periods prior to the calendar month in which the Closing Date occurs, to the extent such amounts are as of the Closing Date estimated to equal the amounts ultimately due to Transferor for such periods, (y) Transferee entitled to receive all monthly installments of such amounts with respect to periods following the calendar month in which the Closing Date occurs, and (z) Transferor and Transferee apportioning all monthly installments of such amounts with respect to the calendar month in which the Closing Date occurs). At the time(s) of final calculation and collection from (or refund to) Tenants of the amounts in reconciliation of actual Overage Rent for a period for which estimated amounts have been prorated, there shall be a re-proration between Transferor and Transferee, with the net credit resulting from such re-proration, after accounting for amounts required to be refunded to tenants, being payable to the appropriate party (i.e., to Transferor if the recalculated amounts exceed the estimated amounts paid to Transferee if the recalculated amounts are less than the estimated amounts). To the extent that any Tenant, pursuant to a right contained in an existing Lease, conducts an audit respecting an Overage Rent calculation (a “Rent Audit”) for an accounting period that expired prior to the Closing

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Date, or otherwise becomes entitled to a refund of Overage Rent with respect to a period prior to the Closing Date, Transferor shall be liable for any refunds due to such Tenant or shall be entitled to receive and retain any additional payments due from such Tenant as the result of such Rent Audit. The results of any Rent Audit for any other accounting period shall be apportioned in the same manner as Overage Rent. Rent Audits for accounting periods that expire prior to the Closing Date shall be settled by Transferor in accordance with the applicable existing Lease, subject to Transferee’s approval, which shall not be unreasonably withheld, delayed or conditioned; provided, however, that Transferee’s consent to any such settlement shall not be required if the Tenant as part of such settlement agrees that such settlement shall not be binding on the landlord in calculating similar amounts for subsequent years and that such Tenant will not introduce any such settlement statement in challenging amounts due in any such subsequent year. Rent Audits for accounting periods prior to the Closing Date but extending after the Closing Date shall be settled by Transferee in accordance with the applicable existing Lease, but Transferor shall receive notice of all negotiations or proceedings in connection therewith, shall have the right to participate and/or intervene therein and shall be entitled to approve all matters to be approved by the landlord under the applicable existing Lease in connection therewith, which approval shall not be unreasonably withheld, delayed or conditioned.
(v)    All non-delinquent Taxes on the Building shall be prorated based on the actual current tax bill, but if such tax bill has not yet been received by Transferor or Property Owner by the Cut-Off Time or if supplemental taxes are assessed after the Cut-Off Time for the period prior to the Cut-Off Time, the parties shall make any necessary adjustment after the Cut-Off Time by cash payment to the party entitled thereto so that Transferor and/or Property Owner shall have borne all Taxes, including all supplemental taxes, allocable to the period prior to the Cut-Off Time and Transferee shall bear all Taxes, including all supplemental taxes, allocable to the period from and after the Cut-Off Time.
(vi)    All Utility Costs shall be billed to the Property Owner’s account up to the Closing Date and from and after the Closing Date, all Utility Costs shall be billed to Transferee’s account. If for any reason such changeover in billing is not practicable as of the Closing Date as to any utility, the Utility Costs related thereto shall be apportioned on the basis of actual current readings or, if such readings have not been made, on the basis of the most recent bills that are available. If any apportionment is not based on an actual current reading, then upon the taking of a subsequent actual reading, the parties shall, within ten (10) Business Days following notice of the determination of such actual reading, readjust such apportionment and Transferor shall promptly deliver to Transferee, or Transferee shall promptly deliver to Transferor, as the case may be, the amount determined to be due upon such adjustment.
(vii)    Notwithstanding anything to the contrary set forth herein and without limiting the representations and/or warranties made by Transferor herein regarding the Leases, Transferor shall be responsible for all leasing commissions and/or Tenant Inducements Costs due and payable in connection with the execution of any Lease and/or the exercise by any Tenant of any renewal or expansion option under its Lease prior to the Closing Date and Transferee shall be responsible for all leasing commissions and/or Tenant Inducements Costs due and payable in connection with any Lease and/or the exercise by any Tenant of any renewal or expansion option under its Lease after

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the Closing Date. “Tenant Inducement Costs” means any out-of-pocket payments required under a Lease to be paid by the landlord thereunder to or for the benefit of the Tenant thereunder which is in the nature of a tenant inducement or concession, including, without limitation, tenant improvement costs, design, refurbishment and other work allowances, lease buyout costs and moving allowances; provided, however, that “Tenant Inducement Costs” shall not include loss of income resulting from any free rental period (it being agreed that Transferor shall bear such loss resulting from any free rental period with respect to the period prior to the Closing Date and the Transferee shall bear such loss with respect to the period from and after the Closing Date).
(viii)    No insurance premiums or other costs shall be prorated, it being understood and agreed that Transferor intends to or intends to cause Property Owner to terminate its existing insurance at the Closing and thereafter Transferee shall be responsible for obtaining insurance at its sole cost and expense.
(ix)    No fees, commissions or other amounts due and payable by Property Owner under any existing property management agreement or leasing agreement shall be prorated, it being understood and agreed that Transferor is obligated to terminate or cause Property Owner to terminate the same prior to the Closing Date and that the termination of all such agreements is a condition precedent to Transferee’s obligation to close hereunder.
(b)    At or prior to the Closing, Transferor and Transferee and/or their respective agents or designees will jointly prepare a preliminary closing statement (the “Preliminary Closing Statement”) which will show the net amount due either to Transferor or to Transferee as a result of the adjustments and prorations provided for in this Agreement, and such net due amount will be added to or subtracted from the Contribution Value at Closing. Not later than the first anniversary of the Closing Date, Transferor and Transferee will jointly prepare a final closing statement reasonably satisfactory to Transferor and Transferee in form and substance (the “Final Closing Statement”) setting forth the final determination of the adjustments and prorations provided for herein and setting forth any items which are not capable of being determined at such time (and the manner in which such items shall be determined and paid). The net amount due Transferor or Transferee, if any, by reason of adjustments to the Preliminary Closing Statement as shown in the Final Closing Statement, shall be paid in cash by the party obligated therefor within five (5) Business Days following that party’s receipt of the approved Final Closing Statement. The adjustments, prorations and determinations agreed to by Transferor and Transferee in the Final Closing Statement shall be conclusive and binding on the parties hereto except for any items which are not capable of being determined at the time the Final Closing Statement is agreed to by Transferor and Transferee, which items shall be determined and paid in the manner set forth in the Final Closing Statement and except for other amounts payable hereunder pursuant to provisions which survive the Closing. Prior to and following the Closing Date, each party shall provide the other with such information as the other shall reasonably request (including, without limitation, access to the books, records, files, ledgers, information and data with respect to the Property during normal business hours upon reasonable advance notice) in order to make the preliminary and final adjustments and prorations provided for herein.

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(c)    The provisions of this Section 12.1 shall survive the Closing for a period of twelve (12) months, provided that the parties’ obligations pursuant to this Section 12.1(c) to pay any amounts determined to be owed within such twelve (12) month period pursuant to this Section 12.1 shall survive the Closing until the earlier to occur of (x) the 12-Month Reconciliation Date, if paid on such date, or (y) the applicable statute of limitations. Notwithstanding the foregoing, on the date which is 365 days following the Closing (the “12- Month Reconciliation Date”), Transferee and Transferor shall endeavor in good faith to reconcile all amounts which are to be prorated pursuant to this Section 12.1 and which can be conclusively known as of the 12-Month Reconciliation Date, and, following payment thereof by the applicable party in accordance with this Section 12.1, those provisions of Section 12.1 pertaining to amounts to be prorated pursuant to this Section 12.1 and which can be conclusively known as of the 12-Month Reconciliation Date shall terminate, and neither Transferor nor Transferee shall have any further liability therefor. Amounts to be paid by Transferor and/or Transferee, as applicable, on the 12-Month Reconciliation Date following application of the terms of this Section 12.1 and as approved by Transferor and Transferee in good faith are sometimes referred to herein as the “12-Month Reconciliation Amounts”. Any 12-Month Reconciliation Amounts owed by Transferor or Transferee, as applicable, shall be, at the discretion of the party entitled to receive such 12-Month Reconciliation Amounts, either paid to an account specified by such party or offset against such party’s obligations to pay any 12-Month Reconciliation Amounts. Following the 12-Month Reconciliation Date, and the payment of any 12-Month Reconciliation Amounts determined to be owed pursuant to this Section 12.1 by Transferor and/or Transferee, neither Transferee nor Transferor shall have any further liability pursuant to this Section 12.1.
(d)    It is the intent of the parties hereto that the prorations and/or adjustments pursuant to this Section 12.1 be allocated among Transferor and Transferee in the manner set forth above without duplication on account of the fact that, following the consummation of the transactions contemplated hereby, Transferor shall be an indirect owner in Transferee and, indirectly thereby (A) entitled to its pro rata share (based on its Membership Interest) of any net charges to Transferor/net credits to Transferee and (B) required to fund its pro rata share (based on its Membership Interest) of any net credits to Transferor/net charges to Transferee. In particular, (1) in the event of any net charges to Transferor/net credits to Transferee, neither Transferor (nor any Affiliate thereof) shall be entitled to any portion of such net credits to Transferee and (2) in the event of any net charges to Transferee/net credits to Transferor, neither Transferor (nor any Affiliate thereof) shall be responsible for any portion of such net charges to Transferee.
12.2    Closing Expenses. Each party shall pay its own costs and expenses arising in connection with the Closing (including its own attorneys’ and advisors’ fees, charges and disbursements), except the costs set forth in this Section 12.2 which shall be allocated between the parties as set forth herein.
(i)    Transferor. Transferor shall pay (i) the premium for the Title Policy (and all endorsements to such Title Policy for which Transferor is responsible pursuant to this Agreement or which Transferor has agreed to provide and Transferee in its reasonable discretion has agreed to accept in satisfaction of a Transferee’s Objection), (ii) all documentary, transfer, stamp, sales, use, gross receipts or similar taxes related to the transfer of the Property, (iii) except as otherwise expressly

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set forth herein, one-half of the customary closing costs of the Escrow Agent and the Title Company related to the transfer of the Property, (iv) one-half of all assumption or other amounts due and payable under the Loan Documents in connection with the Loan Assumption and obtaining Lender’s consent thereto, and (v) the cost of discharging any Liens against the Property other than the Loan Obligation, if assumed by Transferor or Transferee in accordance with this Agreement and the Loan Documents, and recording any instruments in connection therewith.
(j)    Transferee. Transferee shall pay for (i) recording the Deed, (ii) except as otherwise expressly set forth herein, one-half of the customary closing costs of the Escrow Agent and the Title Company related to the transfer of the Property, (iii) one-half of all assumption or other amounts due and payable under the Loan Documents in connection with the Loan Assumption and obtaining Lender’s consent thereto, and (iv)) the cost of any update to the Existing Survey or any new survey of the Property.
ARTICLE XIII
REMEDIES
13.1    Breach by Transferor. Transferor shall be in default hereunder if: (a) any representation or warranty made by Transferor herein or in any of the Closing Documents is or becomes false in any material respect; (b) Transferor fails to cure (within the time frame set forth below) any breach of any obligation of Transferor under this Agreement; (c) there is a failure or defect of title that is not cured by Transferor or waived in writing by Transferee after the Effective Date; or (d) Transferor refuses to convey or cause to be conveyed title to the Property in accordance herewith. If Transferor defaults on any provision hereof, Transferee, as a condition precedent to the exercise of its remedies or termination of this Agreement, shall be required to give Transferor written notice of the same. Transferor shall have 10 Business Days from the receipt of such notice to cure the default; provided, however, if such default is susceptible of cure but cannot be cured within such 10 Business Day period and Transferor has commenced such cure within such 10 Business Day period and diligently prosecutes the same to completion, such cure period shall be extended for as long as is reasonably necessary to cure such default, provided, that such additional cure period shall not exceed thirty (30) consecutive calendar days; and further provided, notwithstanding anything to the contrary herein, Transferor shall not have the right to notice and/or any cure period in connection with Transferor’s failure to deliver any of the closing deliverables required to be delivered by Transferor under Section 11.2. If Transferor timely cures the default to Transferee’s reasonable satisfaction, the default shall be deemed waived and this Agreement shall continue in full force and effect. In connection with any default by Transferor hereunder (subject to notice and/or the applicable cure period set forth herein, if any), Transferee, at Transferee’s option, shall be entitled to any or all of the following remedies: (i) terminate this Agreement, in which event (A) Transferor shall reimburse Transferee for Transferee’s reasonable out-of-pocket costs and expenses (including reasonable attorneys’ fees, costs and disbursements) related to the negotiation of this Agreement and the transactions contemplated hereby and Transferee’s due diligence, (B) Transferor shall pay any and all cancellation charges of Escrow Agent and Title Company, and (C) both parties shall be discharged from all duties and performance hereunder, except for any obligations which by their

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terms survive any termination of this Agreement; and/or (ii) pursue and obtain any relief provided at law or in equity, including specific performance and damages. Notwithstanding anything to the contrary herein, the remedies available to Transferee in connection with any default by Transferor under this Agreement shall in no way limit, vitiate or derogate the remedies available to Hudson under the Operating Agreement in the event that the Closing does not occur for any reason and regardless of the party at fault, if any, it being understood and agreed that all such remedies are cumulative and not exclusive.
13.2    Breach by Transferee. Transferee shall be in default hereunder if: (a) any representation or warranty made by Transferee herein or in any of the Closing Documents is or becomes false in any material respect; or (b) Transferee fails to cure (within the time frame set forth below) any breach of any obligation of Transferee under this Agreement. If Transferee defaults on any provision hereof, Transferor, as a condition precedent to the exercise of its remedies or termination of this Agreement, shall be required to give Transferee written notice of the same. Transferee shall have 10 Business Days from the receipt of such notice to cure the default; provided, however, if such default is susceptible of cure but cannot be cured within such 10-Business Day period and Transferee has commenced such cure within such 10-Business Day period and diligently prosecutes the same to completion, such cure period shall be extended for as long as is reasonably necessary to cure such default, provided, that such additional cure period shall not exceed thirty (30) consecutive calendar days; and further provided, notwithstanding anything to the contrary herein, Transferee shall not have the right to notice and/or any cure period in connection with Transferee’s failure to deliver any of the closing deliverables required to be delivered by Transferee under Section 11.3. If Transferee timely cures the default, the default shall be deemed waived and this Agreement shall continue in full force and effect. In connection with any default by Transferee hereunder (subject to notice and/or the applicable cure period set forth herein, if any), Transferor, at Transferor’s option, shall be entitled to any or all of the following remedies: (i) terminate this Agreement, in which event (A) Transferee shall reimburse Transferor for Transferor’s reasonable out-of-pocket costs and expenses (including reasonable attorneys’ fees, costs and disbursements) related to the negotiation of this Agreement and the transaction contemplated hereby, (B) Transferee shall pay any cancellation charges of Escrow Agent and Title Company, and (C) both parties shall be discharged from all duties and performance hereunder, except for any obligations which by their terms survive any termination of this Agreement; and/or (ii) pursue and obtain any relief provided at law or in equity; provided, however, the remedy of specific performance shall only be available to Transferor in the event that all of the conditions precedent to Transferee’s obligation to close hereunder have been fully satisfied and the Closing does not occur solely as a result of Transferee’s failure to deliver all of the closing deliverables required to be delivered by Transferee under Section 11.3 on the Closing Date.
ARTICLE XIV
ESCROW
14.1    Escrow.

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(e)    Escrow Agent is hereby appointed and designated to act as Escrow Agent hereunder and is instructed to hold and deliver, pursuant to the terms of this Agreement, the documents and funds to be deposited into escrow as herein provided.
(f)    The parties acknowledge that Escrow Agent is acting solely as a stakeholder at their request and for their convenience, that Escrow Agent shall not be deemed to be the agent of either of the parties for any act or omission on its part unless taken or suffered in bad faith, in willful disregard of this Agreement or in gross negligence. Transferor and Transferee jointly and severally shall indemnify, protect, defend and hold Escrow Agent harmless from and against all Losses incurred in connection with the performance of Escrow Agent’s duties hereunder, except with respect to actions or omissions taken or suffered by Escrow Agent in bad faith, in willful disregard of this Agreement or in gross negligence on the part of the Escrow Agent or any of its employees, representatives or agents.
(g)    The parties shall deliver to Escrow Agent an executed copy of this Agreement, which shall constitute their instructions to Escrow Agent. Escrow Agent shall execute the signature page for Escrow Agent attached hereto with respect to the provisions of this Section 14.1; provided, however, that (i) Escrow Agent’s signature hereon shall not be a prerequisite to the binding nature of this Agreement on Transferee and Transferor, and the same shall become fully effective upon execution by Transferee and Transferor, and (ii) the signature of Escrow Agent will not be necessary to amend any provision of this Agreement other than this Section 14.1.
(h)    Escrow Agent, as the person responsible for closing the transaction within the meaning of Section 6045(e)(2)(A) of the Code, shall file all necessary information reports, returns, and statements regarding the transaction required by the Code including the tax reports required pursuant to Section 6045 of the Code. Further, Escrow Agent agrees to indemnify, protect, defend and hold Transferee, Transferor, and their respective attorneys and brokers harmless from and against any Losses resulting from Escrow Agent’s failure to file the reports Escrow Agent is required to file pursuant to this section.
(i)    The parties hereto shall execute such additional escrow instructions (not inconsistent with this Agreement as determined by counsel for Transferee and Transferor) as Escrow Agent shall deem reasonably necessary for its protection, including Escrow Agent’s general provisions (as may be modified by Transferee, Transferor and Escrow Agent). In the event of any inconsistency between the provisions of this Agreement and such additional escrow instructions, the provisions of this Agreement shall govern.
ARTICLE XV
MISCELLANEOUS
15.1    Brokers. Transferor represents, warrants to and agrees with Transferee that other than Eastdil Secured, which Transferor has engaged pursuant to a separate agreement in connection with the transactions contemplated by this Agreement and shall be solely liable for the payment of any broker’s fee, finder’s fee, commission or similar compensation

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(“Commission”) to Eastdil Secured in connection therewith, Transferor has not had, and it shall not have, any dealings with (and it has not engaged and it will not engage) any third party to whom the payment of any Commission shall or may become due or payable in connection with the transactions contemplated hereby. Transferee hereby represents, warrants to and agrees with Transferor that it has not had, and it shall not have, any dealings with (and it has not engaged and it will not engage) any third party to whom the payment of any Commission shall or may become due or payable in connection with the transactions contemplated hereby. Transferor and Transferee each hereby agree to indemnify, hold harmless, protect and defend each other from any Losses arising from any breach of any of its representations under this Section 15.1).
15.2    Expenses. Subject to the payment of Closing costs pursuant to Section 12.2 and any other provision of this Agreement, whether or not the transactions contemplated by this Agreement are consummated, all fees and expenses incurred by any party hereto in connection with this Agreement shall be borne by such party.
15.3    Further Assurances. Each of the parties hereto agrees to perform, execute and deliver such documents, writings, acts and further assurances as may be necessary to carry out the intent and purpose of this Agreement. Without limiting the generality of the foregoing, Transferor shall, at no material cost to Transferor, cooperate with Hudson and/or its affiliates to provide Hudson access to such factual information concerning the operation of the Property as may be reasonably requested by Hudson, and in the possession or control of Transferor or its Affiliates, or its previous property manager or accountants, to enable Hudson or its affiliates to prepare audited financial statements as may be required by the Securities and Exchange Commission. At Hudson’s sole cost and expense, Hudson or its designated independent or other auditor may audit Transferor’s (or Transferor’s previous property manager’s) operating statements of the Property, and Transferor will cooperate in the preparation of the audit, including by providing a customary representations letter to such auditor in substantially the form attached hereto as Exhibit L; provided, however, that the foregoing obligations of Transferor under this subsection shall be limited to providing such information or documentation as may be in the possession of, or reasonably obtainable by, Transferor, its property manager or accountants, at no material cost to Transferor, and in the format that Transferor (or its property manager or accountants) have maintained such information in the ordinary course of its business.
15.4    Survival of Representations and Warranties. All of Transferor’s and Transferee’s respective representations, warranties, covenants and indemnities set forth in this Agreement, and the provisions of Article XIV, shall survive the delivery of the Deed and the Closing and shall not be deemed merged into any instrument of conveyance delivered at Closing; provided, however, and notwithstanding anything to the contrary herein, the Property-level representations and warranties set forth in Sections 6.4 through 6.19 shall only survive until the first anniversary of the Closing Date. Subject to the foregoing, any provision of this Agreement which requires observance or performance subsequent to the Closing, whether or not there is an express survival provision, shall continue in force and effect following such Closing.
15.5    Partial Invalidity. If any provision of this Agreement is determined to be unenforceable, such provision shall be reformed and enforced to the maximum extent permitted by Law. If it cannot be reformed, it shall be stricken from and construed for all purposes not to

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constitute a part of this Agreement, and the remaining portions of this Agreement shall remain in full force and effect and shall, for all purposes, constitute this entire Agreement.
15.6    Time of Essence. Time shall be of the essence with respect to all matters contemplated by this Agreement.
15.7    Construction of Agreement. All parties hereto acknowledge that they have had the benefit of independent counsel with regard to this Agreement and that this Agreement has been prepared as a result of the joint efforts of all parties and their respective counsel. Accordingly, all parties agree that the provisions of this Agreement shall not be construed or interpreted for or against any party hereto based upon authorship.
15.8    Amendments/Waiver. Except as set forth in Section 14.1(c), no amendment, change or modification of this Agreement shall be valid unless the same is in writing and signed by the party or parties to be bound. No waiver of any of the provisions of this Agreement shall be valid unless in writing and signed by the party against whom it is sought to be enforced. No waiver of any provision shall be deemed a continuing waiver of such provision or of this Agreement.
15.9    Entire Agreement. This Agreement, together with the Exhibits and Schedules attached hereto, and the Operating Agreement constitutes the entire agreement between the parties relating to the subject matter hereof and supersedes all prior negotiations, agreements, understandings, letters of intent and discussions (whether oral or written) between the parties, and there are no promises, agreements, conditions, undertakings, warranties or representations, oral or written, express or implied, between the parties other than as expressly herein set forth.
15.10    Counterparts; Facsimile/PDF. This Agreement may be executed in one or more counterparts, each of which will constitute an original, and all of which together shall constitute one and the same agreement. Executed copies hereof may be delivered by facsimile, PDF or email, and, upon receipt, shall be deemed originals and binding upon the parties hereto. Without limiting or otherwise affecting the validity of executed copies hereof that have been delivered by facsimile, PDF or email, the parties will use their best efforts to deliver originals as promptly as possible after execution.
15.11    Dates. If any date set forth in this Agreement for the delivery of any document or the happening of any event (such as, for example, the Closing Date) should, under the terms hereof, fall on a non-Business Day, then such date shall be extended automatically to the next succeeding Business Day.
15.12    Governing Law/Jurisdiction. This Agreement and the legal relations between the parties hereto shall be governed by and construed in accordance with the internal laws of the State of California, without regard to the conflicts of laws principles thereof. Any action brought to interpret or enforce this Agreement shall be brought in a court of competent jurisdiction in the State of California and each party hereto hereby consents to jurisdiction and venue in such court.
15.13    Intentionally Omitted.
15.14    Notices. All notices, consents, reports, demands, requests and other

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communications required or permitted hereunder (“Notices”) shall be in writing, and shall be: (a) personally delivered with a written receipt of delivery; (b) sent by a nationally recognized overnight delivery service requiring a written acknowledgement of receipt or providing a certification of delivery or attempted delivery; (c) sent by certified or registered mail, return receipt requested; or (d) sent by confirmed facsimile transmission, PDF or email with an original copy thereof transmitted to the recipient by one of the means described in subsections (a) through (c) no later than 3 Business Days thereafter. All Notices shall be deemed effective when actually delivered as documented in a delivery receipt; provided, however, that if the Notice was sent by overnight courier or mail as aforesaid and is affirmatively refused or cannot be delivered during customary business hours by reason of the absence of a signatory to acknowledge receipt, or by reason of a change of address with respect to which the addressor did not have either knowledge or written notice delivered in accordance with this section, then the first attempted delivery shall be deemed to constitute delivery; and provided further, however, that Notices given by facsimile, PDF or email shall be deemed given when received by facsimile, PDF or email, as the case may be. Each party shall be entitled to change its address for Notices from time to time by delivering to the other party Notice thereof in the manner herein provided for the delivery of Notices. All Notices shall be sent to the addressee at its address set forth following its name below:
To Transferor:

Media Center Development, LLC
c/o M. David Paul Development LLC
100 Wilshire Boulevard, Suite 1600
Santa Monica, California 90401
Attention: Jeffrey M. Worthe
Telephone: 310-393-9653
Facsimile: 310-458-2644
Email: JeffW@mdpa.com

with a copy to:

Skadden, Arps, Slate, Meagher & Flom LLP
300 South Grand Avenue, Suite 3400
Los Angeles, California 90071
Attention: Meryl K. Chae
Telephone: 213-687-5035
Facsimile: 213-621-5035
Email: Meryl.Chae@skadden.com

To Transferee:

P2 Hudson MC Partners, LLC
c/o Hudson Pacific Properties, Inc.
11601 Wilshire Boulevard, Suite 1600
Los Angeles, California 90025

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Attention: Alex Vouvalides
Telephone: 310-445-5706
Facsimile: 310-445-5710
Email: Alex@hudsonppi.com

with a copy to:

Gibson, Dunn & Crutcher LLP
2029 Century Park East
Los Angeles, California 90067
Attention: Jesse Sharf
Telephone: 310-552-8512
Facsimile: 213-229-6638
Email: JSharf@gibsondunn.com
Any notice required hereunder to be delivered to the Escrow Agent shall be delivered in accordance with the above provisions as follows:
Chicago Title Insurance Company
26415 Carl Boyer Drive, Suite 255
Santa Clarita, California 91350
Attention: Maggie G. Watson
Telephone: 661-753-5701
Facsimile: 661-753-5730
Email: Maggie.Watson@ctt.com
Unless specifically required to be delivered to the Escrow Agent pursuant to the terms of this Agreement, no notice hereunder must be delivered to the Escrow Agent in order to be effective so long as it is delivered to the other party in accordance with the above provisions.
15.15    Headings/Use of Terms/Exhibits. The paragraph and section headings that appear in this Agreement are for purposes of convenience of reference only and are not to be construed as modifying, explaining, restricting or affecting the substance of the paragraphs and sections in which they appear. Wherever the singular number is used, and when the context requires, the same shall include the plural and the masculine gender shall include the feminine and neuter genders. The term “including” means “including, but not limited to” and “such as” means “such as, but not limited to” and similar words are intended to be inclusive. All references to Sections and articles mean the Sections and articles in this Agreement. All Exhibits and Schedules attached hereto are hereby incorporated herein by reference as though set out in full herein.
15.16    Assignment. Transferor shall not assign this Agreement or any rights hereunder, or delegate any of its obligations, without the prior written Approval of Transferor. Transferor shall not assign this Agreement or any rights hereunder, or delegate any of its obligations, without the prior written approval of Transferee. Subject to the provisions of this section, this

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Agreement shall be binding upon and inure to the benefit of the parties and their respective heirs, personal representatives, successors and permitted assigns. Except as specifically set forth or referred to herein, nothing herein expressed or implied is intended or shall be construed to confer upon or give to any person or entity, other than the parties hereto and their successors or permitted assigns, any rights or remedies under or by reason of this Agreement.
15.17    Attorney’s Fees. If litigation or arbitration is required by either party to enforce or interpret the terms of this Agreement, the substantially prevailing party of such action or arbitration shall, in addition to all other relief granted or awarded by the court or arbitrator, be awarded costs and reasonable attorneys’ fees, charges and disbursements and reasonable fees of expert witnesses and costs incurred by reason of such action or arbitration and those incurred in preparation thereof at both the trial or arbitration and appellate levels.
15.18    Indemnification.
(a)    In addition to any other indemnity under this Agreement, Transferor agrees to indemnify, protect, hold harmless and, if requested by Transferee in Transferee’s sole and absolute discretion, defend (with counsel of Transferee’s choosing) Transferee and its permitted successors and permitted assigns, from any and all Losses to the extent arising out of or in connection with (i) the willful misconduct or gross negligence of Transferor, Property Owner, any of their respective affiliates and/or any employee, representative or agent of any of the foregoing Persons, (ii) any personal injury, property damage or any other liability related to the ownership, operation or maintenance of the Property existing or occurring before the Closing, or (iii) any breach of any of Transferor’s representations, warranties, covenants or agreements herein or any of the Closing Documents (subject to the survival limitations set forth in Section 15.4 hereof).
(b)    In addition to any other indemnity under this Agreement, Transferee agrees to indemnify, protect, hold harmless and, if requested by Transferor in Transferor’s sole and absolute discretion, defend (with counsel of Transferor’s choosing) Transferor, its permitted successors and permitted assigns, from any and all Losses to the extent arising out of or in connection with (i) the willful misconduct or gross negligence of Transferee, any of Transferee’s affiliates and/or any employee, representative or agent of any of the foregoing Persons, (ii) any personal injury, property damage or any other liability related to the ownership or operation of the Property first existing or occurring after the Closing, or (iii) any breach of any of Transferee’s representations, warranties, covenants or agreements herein or the Closing Documents (subject to the survival limitations set forth in Section 15.4 hereof).
15.19    Post-Closing Access to Records. Upon receipt by Transferor of Transferee’s reasonable written request at any time and from time to time within a period of 3 years after the Closing, Transferor shall, at Transferor’s principal place of business, during Transferor’s normal business hours, make all of Transferor’s records relating to the Property available to Transferee for inspection and copying (at Transferee’s sole cost and expense).
15.20    Transfer Development Rights. The parties hereto acknowledge and agree that, pursuant to the terms of that certain Development Rights Deed and Agreement, made by and

1

between National Broadcasting Company, a Delaware corporation, as Grantor, and NBC Plaza, L.P., a California limited partnership, as Grantee, dated September 26, 1991 and recorded in the Official Records of the County Recorder for Los Angeles County as Document Number 91-1534540 (the “Development Rights Deed”), certain transferable development rights were transferred from the Donor Site (as defined in the Development Rights Deed) to the Project Site (as defined in the Development Rights Deed), upon which the Pinnacle 1 Property and the Property were constructed (such development rights, collectively, the “TDR”). Following the Closing, to the extent that Hudson, on behalf of Transferee, determines, in its reasonable discretion, that all or any portion of the TDR’s are not required for the existing and/or reasonably foreseeable access, use, operation or enjoyment of the Pinnacle 1 Property and/or the Property (such portion of the TDR’s, the “Excess TDR”), then Transferee shall reasonably cooperate with MCP to cause such Excess TDR to be transferred to a project site unrelated to any Company Property (as defined in the Operating Agreement) in accordance with Section 10-1-2017(A)(5)(v) of the Burbank Municipal Code, provided, that (i) the same shall be at no expense to Hudson, the Joint Venture or any Property Owner LLC (as defined in the Operating Agreement), including, without limitation, any TDR fee, impact fee or other fee required by the City of Burbank or any entitling authority (the “City”) in connection with the transfer of such Excess TDR, (ii) Hudson shall have the right to participate, at Hudson’s election, in any hearing or other meeting with the City and any applications and/or other materials prepared by MCP to be submitted to the City shall be prepared in reasonable consultation with Hudson, (iii) any approval by the City to transfer such Excess TDR does not result in any new conditions or restrictions being imposed by the City against the Pinnacle 1 Property, the Property, the Joint Venture and/or any Property Owner, LLC (as defined in the Operating Agreement), and (iv) the transfer of such Excess TDR and all documents and/or other instruments evidencing and/or implementing such transfer shall have been approved by any applicable Lender (as defined in the Operating Agreement) in accordance with and to the extent required under any then applicable Loan Documents (as defined in the Operating Agreement) (the conditions referred to in clauses (i) through (iv) are referred to herein collectively as the “Cooperation Conditions”). The parties hereto acknowledge that the obligation of Transferee under this Section 15.20 is a post-Closing obligation of Transferee that will survive the Closing. For the avoidance of doubt, no failure to achieve the transfer of any Excess TDR, other than to the extent the same shall constitute a failure to reasonably cooperate where such efforts are required pursuant to this Section 15.20, shall constitute a breach or default of any kind on the part of Transferee (or any Affiliate thereof, including Hudson) under this Agreement.
15.21    1031 Exchange. Notwithstanding anything to the contrary contained in this Agreement, the parties hereto acknowledge and agree that in connection with the Transferee’s acquisition of the Property, any Member (as defined in the Operating Agreement) of the Joint Venture may elect by notice to the other Members to cause the Joint Venture to cause the Transferee to effect a tax-deferred exchange (each, an “Exchange”) in accordance with Section 1031 of the Internal Revenue code of 1986, as amended, which Exchange will involve an exchange of another property or properties, and the Property, so long as (a) same does adversely affect the ability to obtain Lender’s approval of the Loan Assumption on or before the first anniversary of the Effective Date, (b) neither the Joint Venture nor its Members shall incur any cost, expense or liability in connection with such Exchange, (c) the Member electing to cause the

1

Joint Venture to cause the Transferee to effect an Exchange shall indemnify, defend and hold the Joint Venture and the other Members harmless from and against any and all cost, loss, liability and expenses arising out of or in connection with such Exchange, (d) such Exchange is carried out in accordance with all applicable laws and all documentation concerning the Exchange shall be reasonably satisfactory to the Joint Venture and the other Members, (e) such Exchange does not adversely affect the Joint Venture or the other Members in any material respect, regarding the terms and conditions of the applicable transaction, and (f) such Exchange does not have an adverse effect on title to the Property. The Joint Venture and the other Members shall use commercially reasonable efforts to accommodate an electing Member in effecting the Exchanges subject to the terms of this Section 15.21.
15.22    Third-Party Beneficiaries. This Agreement does not and is not intended to confer any rights or remedies upon any Person other than the parties hereto, except that it is expressly agreed that Hudson is an intended third-party beneficiary of this Agreement.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first set forth above.

(Remainder of Page Intentionally Bank)

TRANSFEROR:

MEDIA CENTER DEVELOPMENT, LLC,
a Delaware limited liability company

By:     /s/ Jeffery M. Worthe________________
Name:    Jeffery M. Worthe___________________
Title:    Vice President_____________________

TRANSFEREE:

P2 HUDSON MC PARTNERS, LLC,
a Delaware limited liability company

By:    __/s/ Mark T. Lammas______________
Name:    __Mark T. Lammas_________________
Title:    _Chief Financial Officer_______________

1

ACKNOWLEDGED AND AGREED TO BY PROPERTY OWNER FOR THE LIMITED PURPOSE OF AGREEING TO BIND THE PROPERTY TO THE TERMS OF THE ACQUISITION AND CONTRIBUTION AGREEMENTAND THE PROPERTY OWNER TO DELIVER THE CONVEYANCE INSTRUMENTS AND OTHER DOCUMENTS CONTEMPLATED PURSUANT TO THE SAME:

3300 WEST OLIVE, LLC,
a California limited liability company
By:    _/s/ Jeffery M. Worthe___________________
Name:
Its: Vice President

SIGNATURE PAGE
ESCROW AGENT

The undersigned hereby accepts the foregoing Acquisition and Contribution Agreement and executes this Agreement for the purpose of agreeing to the provisions of Section 14.1 (and agreeing to act as Escrow Agent in strict accordance with the terms thereof), and hereby establishes the Effective Date as the date of opening of escrow and designates 1A6744216-X70 as the escrow number assigned to this escrow.

ESCROW AGENT:

CHICAGO TITLE INSURANCE COMPANY

By:    ___________________________
Name:    Maggie G. Watson
Title:    Senior Vice President

LIST OF SCHEDULES AND EXHIBITS

SCHEDULE A    –    LEGAL DESCRIPTION

SCHEDULE B    –    LOAN DOCUMENTS

SCHEDULE C    –    RENT ROLL

EXHIBIT A            FORM OF REA ESTOPPEL

EXHIBIT B            FORM OF WARNER BROS. ESTOPPEL

EXHIBIT C        –    TITLE COMMITMENT

EXHIBIT D        –    GRANT DEED

EXHIBIT E        –    BILL OF SALE AND GENERAL ASSIGNMENT

EXHIBIT F        –    ASSIGNMENT AND ASSUMPTION OF LEASES AND                         CONTRACTS

EXHIBIT G        –    FORM OF OWNER’S AFFIDAVIT

EXHIBIT H        –    FORM OF NON-IMPUTATION ENDORSEMENT AFFIDAVIT

EXHIBIT I        –    ACKNOWLEDGMENT AND ACCEPTANCE OF ADMISSION                     OF MEMBER

EXHIBIT J        –    FORM OF CERTIFICATE OF NON-FOREIGN STATUS

EXHIBIT K        –    TENANT NOTIFICATION LETTER

EXHIBIT L        –    FORM OF AUDIT LETTER

SCHEDULE A

LEGAL DESCRIPTION
(3300 West Olive Avenue, Burbank, CA)
THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AND IS DESCRIBED AS FOLLOWS:
PARCEL 1:
LOTS 55 TO 59 INCLUSIVE AND PORTIONS OF LOTS 50 TO 54 INCLUSIVE AND LOTS 60 TO 62 INCLUSIVE OF TRACT NO. 7553, IN THE CITY OF BURBANK, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 99 PAGES 16 AND 17 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY DESCRIBED AS A WHOLE AS FOLLOWS:
BEGINNING AT THE MOST NORTHERLY CORNER OF SAID LOT 57; THENCE ALONG THE NORTHEASTERLY LINES OF LOTS 57 TO 62 INCLUSIVE, SOUTH 22° 59’ 37” EAST 484.22 FEET; THENCE NORTH 70° 36’ 36” WEST 148.83 FEET; THENCE NORTH 22° 51’ 36” WEST 21.56 FEET; THENCE NORTH 70° 36’ 36” WEST 88.37 FEET; THENCE NORTH 22° 51’ 36” WEST 106.22 FEET; THENCE NORTH 70° 36’ 36” WEST 103.14 FEET TO THE NORTHWESTERLY LINE OF SAID LOT 52; THENCE ALONG SAID NORTHWESTERLY LINE AND THE NORTHWESTERLY LINES OF LOTS 53 THROUGH 57 TO THE POINT OF BEGINNING.
EXCEPT THEREFROM ALL MINERALS, OIL, GASES AND OTHER HYDROCARBONS BY WHATSOEVER NAME KNOWN THAT MAY BE WITHIN OR UNDER THE PARCEL OF LAND HEREINABOVE DESCRIBED, WITHOUT, HOWEVER, THE RIGHT TO DRILL, DIG OR MINE THROUGH THE SURFACE THEREOF, AS RESERVED IN THE DEEDS RECORDED DECEMBER 3, 1965 AS INSTRUMENT NO. 4248, MARCH 11, 1964 AS INSTRUMENT NO. 3500 AND JUNE 23, 1964 AS INSTRUMENT NO. 2275.
SAID LAND IS SHOWN AS PROPOSED PARCEL 2 OF THAT CERTAIN CERTIFICATE OF COMPLIANCE RECORDED MAY 22, 2001 AS INSTRUMENT NO. 01-868383.
PARCEL 2:
ALL RIGHTS AND BENEFITS OF THAT CERTAIN DOCUMENT ENTITLED “DEVELOPMENT RIGHTS DEED AND AGREEMENT”, BY AND BETWEEN NATIONAL BROADCASTING COMPANY, A DELAWARE CORPORATION (“GRANTOR”), NBC PLAZA L.P., A CALIFORNIA LIMITED PARTNERSHIP (“GRANTEE”), AND CITY OF BURBANK, A MUNICIPAL CORPORATION (“CITY”), AS RECORDED SEPTEMBER 27, 1991 AS INSTRUMENT NO. 91-1534540 AND MODIFIED BY A DOCUMENT ENTITLED “FIRST AMENDMENT TO DEVELOPMENT AGREEMENT FOR THE OLIVE-CALIFORNIA PROJECT (PREVIOUSLY CALLED THE NBC PLAZA PROJECT)

Schedule A-1

AMENDMENT TO PLANNED DEVELOPMENT 89-6” DATED DECEMBER 20, 1996 AND RECORDED APRIL 21, 1997 AS INSTRUMENT NO. 97-596882.
PARCEL 3:
NON-EXCLUSIVE EASEMENTS, COVENANTS, CONDITIONS AND RESTRICTIONS FOR PEDESTRIAN AND VEHICULAR INGRESS AND EGRESS, AS CREATED BY THAT CERTAIN “AGREEMENT FOR GRANT OF EASEMENTS AND ESTABLISHMENT OF COVENANTS, CONDITIONS AND RESTRICTIONS RECORDED IN THE OFFICIAL RECORDS ON NOVEMBER 24, 2003 AS INSTRUMENT NO. 03-3535733 ON, OVER, ACROSS AND THROUGH THOSE PORTIONS OF THE LAND SHOWN AS PROPOSED PARCEL 1 OF THAT CERTAIN CERTIFICATE OF COMPLIANCE RECORDED MAY 22, 2001 AS INSTRUMENT NO. 01-868383.
Assessor’s Parcel Number: 2483-023-452

Schedule A-2

SCHEDULE B

LOAN DOCUMENTS

1.
Loan Agreement, dated as of August 18, 2006, between Greenwich Capital Financial Products, Inc., a Delaware corporation, as lender, and 3300 West Olive, LLC, a Delaware limited liability company, as borrower.

2.
Promissory Note, dated as of August 18, 2006, made by 3300 West Olive, LLC, a Delaware limited liability company, as maker, in favor of Greenwich Capital Financial Products, Inc., a Delaware corporation, as holder.

3.
Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of August 18, 2006, by 3300 West Olive, LLC, a Delaware limited liability company, as Trustor, to Chicago Title Company, a California corporation, as Trustee, for the benefit of Greenwich Capital Financial Products, Inc., a Delaware Corporation, as Beneficiary.

4.	Assignment of Leases and Rents, dated as of August 18, 2006, between 3300 West Olive, LLC, as Assignor, and Greenwich Capital Financial Products, Inc., a Delaware corporation, as Assignee.

5.
Assignment of Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing and Assignment of Assignment of Leases and Rents to Bank of America, N.A., in its capacity as Trustee for the Registered Holders of GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2006-GG8, as Assignee, from Wells Fargo Bank, N.A., in its capacity as Trustee for the Registered Holders of GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2006-GG8, as Assignor, dated July 6, 2009.

6.
Collateral Assignment of Contracts, Licenses, Permits, Agreements, Warranties, and Approvals, dated as of August 18, 2006, by 3300 West Olive, LLC, a Delaware limited liability company, as Borrower, to Greenwich Capital Financial Products, Inc., a Delaware corporation, as Lender

7.
Environmental Indemnity Agreement, dated as of August 18, 2006, by 3300 West Olive, LLC, a Delaware limited liability company, as Indemnitor, in favor of Greenwich Capital Financial Products, Inc., a Delaware corporation, as Indemnitee.

8.
Guaranty of Recourse Obligations and Limited Payment Guaranty, dated as of August 18, 2006, made by M. David Paul Development LLC, as guarantor, in favor of Greenwich Capital Financial Products, Inc., a Delaware corporation.

9.
Consent and Agreement of Property Manager and Subordination of Property Management Agreement, dated as of August 18, 2006, made by The Worthe Real Estate Group, Inc., a California corporation, as Manager, for the benefit of Greenwich Capital Financial Products, Inc., a Delaware corporation, as Lender, and consented to by 3300 West Olive, LLC, a Delaware limited liability company, as Borrower.

10.	Deposit Account Control Agreement (Lockbox – With Activation), dated as of August 18, 2006, by and among 3300 West Olive, LLC, Greenwich Capital Financial Products, Inc., and Bank of America, N.A.

Schedule B-1

11.	UCC Financing Statement, listing 3300 West Olive, LLC, as Debtor, and Greenwich Capital Financial Products, Inc., as Secured Party.

12.
UCC Financing Statement Amendment, listing Wells Fargo Bank, N.A., in its capacity as Trustee for the Registered Holders of GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2006-GG8, as assignee, and Greenwich Capital Financial Products, Inc., as assignor.

UCC Financing Statement Amendment, listing Bank of America, N.A., in its capacity as Trustee for the Registered Holders of GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2006-GG8, as assignee, and Wells Fargo Bank, N.A., in its capacity as Trustee for the Registered Holders of GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2006-GG8, as assignor.

Schedule B-2

SCHEDULE C

RENT ROLL

3300 West Olive, LLC
3300 W. Olive Avenue
Burbank, California

Pinnacle II - Rent Roll
				Rentable Sq. Ft.	Monthly Base Rent	PSF/Mo.	Rent Escalation		PSF/Mo.	Monthly Min. Parking	Unreserved Pass Rate/Mo.	Comments
Tenant	Suite #	Commencement	Expiration				Date	Amount/Mo.

Warner Bros. Entertainment Inc.	100	01/01/07	12/31/21	230,000	$668,150.00	$2.91				$47,437.50	$82.50	1,2,3,4,5,6
							01/01/08	$674,831.50	$2.93	$47,437.50	$82.50
							01/01/09	$681,579.82	$2.96	$47,437.50	$82.50
							01/01/10	$688,395.61	$2.99	$47,437.50	$82.50
							01/01/11	$695,279.57	$3.02	$47,437.50	$82.50
							01/01/12	$707,446.96	$3.08	$53,187.50	$92.50
							01/01/13	$719,827.28	$3.13	$53,187.50	$92.50
							01/01/14	$732,424.26	$3.18	$53,187.50	$92.50
							01/01/15	$745,241.69	$3.24	$53,187.50	$92.50
							01/01/16	$758,283.42	$3.30	$53,187.50	$92.50
							01/01/17	$773,449.08	$3.36	$60,375.00	$105.00

Schedule C-1

01/01/18	$788,918.07	$3.43	$60,375.00	$105.00
01/01/19	$804,696.43	$3.50	$66,125.00	$115.00
01/01/20	$820,790.35	$3.57	$66,125.00	$115.00
01/01/21	$837,206.16	$3.64	$66,125.00	$115.00

Schedule C-2

EXHIBIT A

FORM OF REA ESTOPPEL
ESTOPPEL CERTIFICATE

P1 Hudson MC Partners, LLC
c/o Hudson Pacific Properties, L.P.
11601 Wilshire Boulevard, Suite 1600
Los Angeles, CA 90025
Attn: Alex Vouvalides / Mark Lammas
P2 Hudson MC Partners, LLC
c/o Hudson Pacific Properties, L.P.
11601 Wilshire Boulevard, Suite 1600
Los Angeles, CA 90025
Attn: Alex Vouvalides / Mark Lammas

Jefferies LoanCore LLC
c/o LoanCore Capital
80 Field Point Road
Greenwich, Connecticut 06830
Re:    REA affecting Pinnacle I located at 3400 West Olive Avenue, Burbank, California (“Pinnacle I Parcel”) and Pinnacle II located at 3300 West Olive Avenue, Burbank, California (“Pinnacle II Parcel”)
Ladies and Gentlemen:
This estoppel certificate is made in connection with that certain “Agreement for Grant of Easements and Establishment of Covenants, Conditions and Restrictions” dated as of November 21, 2003, by and between DB Real Estate The Pinnacle L.P., a Delaware limited partnership (“Phase I Owner”), and Media Center Development, LLC, a Delaware limited liability company, predecessor in interest to 3300 West Olive, LLC, a Delaware limited liability company (“Phase II Owner”), which recorded on November 24, 2003, as Instrument No. 03‑353733 in the Official Records of Los Angeles County, California (the “Agreement”).
All terms used but not otherwise defined in this estoppel certificate shall have the meanings given them in the Agreement. Each of Phase I Owner and Phase II Owner are sometimes referred to herein as “Owner” and, with respect to each Owner, the other Owner is sometimes referred to herein as the “Other Owner”. Each of Media Center Partners, LLC, a California limited liability company (on behalf of itself and Phase I Owner), and Phase II Owner hereby certifies and confirms, on behalf of itself and its successors and assigns, for the benefit of the

Exhibit A-1

Other Owner, such Other Owner’s prospective lenders, Jefferies LoanCore LLC and together with each of their respective successors and assigns, that:
1.    The Agreement is in full force and effect as of the date hereof and constitutes the valid and binding obligations of Owner enforceable in accordance with the terms thereof, and there are no other agreements or amendments to the Agreement between the Owners with respect to the subject matter of the Agreement.
2.    Phase I Owner has fulfilled all of its obligations under the Agreement to date and there is no default under the Agreement on the part of Phase I Owner, nor does any fact or condition exist which, to the knowledge of Phase I Owner, with the passage of time or the giving of notice, or both, would ripen into any such default, and the undersigned has no offset, charge, lien, claim, termination right, or defense which currently exists (or with the passage of time or the giving of notice, or both, will exist) under the Agreement.
3.    Phase II Owner has fulfilled all of its obligations under the Agreement to date and there is no default under the Agreement on the part of Phase II Owner, nor does any fact or condition exist which, with the passage of time or the giving of notice, or both, would ripen into any such default, and the undersigned has no offset, charge, lien, claim, termination right, or defense which currently exists (or with the passage of time or the giving of notice, or both, will exist) under the Agreement.
4.    Owner confirms that (a) as permitted under § 3(i), no Generator Use Right Termination Date has been declared, (b) as permitted under § 3(j), no Central Plant Use Right Termination Date has been declared and (c) as permitted by § 3(g), no Support Easement Termination Date has been declared.
5.    Owner confirms the date of the Capacity Increase Date is May 18, 2006 and that Phase II Owner’s Central Plant Capacity Share is 33.33%. Owner hereby confirms that the Fitness Facility Use Right Termination Date has not yet occurred. Finally, the Owner hereby confirms that the Management Office Use Right Termination Date has not yet occurred and that Phase II Owner currently occupies 700 square feet within the Management Office and pays to Phase I Owner a Monthly Management Office Use Fee in the amount of $2,411.14 which has been paid current through October 31, 2012.
6.    Owner confirms that a true, correct and complete copy of the most recent approved Budget showing Shared Costs is attached hereto as Exhibit A.
7.    Phase I Owner confirms that its Pro Rata Share of Shared Costs are as follows: (1) with respect to the Central Plant, 66.67%, (2) with respect to the Generator, 79.60%, and (3) with respect to all other Shared Costs, 64.46%. Phase II Owner confirms that its Pro Rata Share of Shared Costs are as follows: (1) with respect to the Central Plant, 33.33%, (2) with respect to the Generator, 20.40% and (3) with respect to all other Shared Costs, 35.54% and that Phase II Owner’s Estimated Shared Costs Payments have been paid current through October 31, 2012.

Exhibit A-2

8.    Each Owner confirms that, to its knowledge, there are no amounts unpaid and outstanding as of the date hereof following any reconciliation of Shared Costs conducted pursuant to Section 4(c) of the Agreement and that such Owner has not disputed and does not as of the date hereof intend to dispute or request any inspection of the Maintenance Director’s records for all Shared Costs for calendar years prior to 2012. The foregoing shall not constitute a waiver of any future reconciliation rights or obligations of the Owners pursuant to the Agreement following any future delivery of any Annual Statement within 120 days of the end of the 2012 calendar year, or within three (3) years following future delivery of any Annual Statement for any prior calendar year.
9.     Phase I Owner confirms that its Parking Space Share is 64.46% and that the number of reserved and unreserved parking spaces for Phase I Owner is, respectively, 49 spaces and 1,148 spaces, for a total of 1,197 spaces. Phase II Owner confirms that its Parking Space Share is 35.54% and that the number of reserved and unreserved parking spaces for Phase I Owner is, respectively, 59 spaces and 601 spaces, for a total of 660 spaces.
10.    Phase II Owner confirms that Phase II Owner has installed a minimum two hundred fifty (250) ton chiller in the Central Plant to increase the capacity of the Central Plant, and that there is currently sufficient capacity at the Central Plant to accommodate current use at both the Pinnacle I Parcel and the Pinnacle II Parcel.
11.    Pursuant to § 9 of the Agreement, Phase II Owner agrees to send a copy of any notice of default under the Agreement delivered to Phase I Owner, to Phase I Owner’s lender at the following address:
Jefferies LoanCore LLC
c/o LoanCore Capital
80 Field Point Road
Greenwich, Connecticut 06830
Attn: Perry Gershon
Upon written notice by Phase II Owner of the address of any mortgagee or lender of Phase II Owner, pursuant to § 9 of the Agreement, Phase I Owner shall send a copy of any notice of default under the Agreement delivered to Phase II Owner to Phase II Owner’s lender at the address specified in writing.
12.    Owner does not intend to file an Assessment Lien as permitted under § 10.
13.    Owner has not assigned, encumbered or transferred any of its rights or obligations under the Agreement.
14.    There is no arbitration pending or overtly threatened relating to or arising under the Agreement.
15.    Owner and the person or persons executing this estoppel on behalf of the undersigned have the power and authority to render this estoppel certificate.

Exhibit A-3

16.    Owner recognizes that Jefferies LoanCore LLC, and its successors and assigns, the Other Owner and any lender providing financing to such Other Owner with respect to the Phase I Parcel or Phase II Parcel, as applicable, are relying, and their respective affiliates, successors and assigns may rely, upon this estoppel certificate and the accuracy of the information contained herein.
Executed on ________________, 2012.

[Signatures Follow on Next Page]

Exhibit A-4

DB REAL ESTATE THE PINNACLE L.P.,
a Delaware limited partnership

By:    Media Center Partners, LLC,
a California limited liability company,
its general partner

By:    ____________________
Name:     Jeffery M. Worthe
Its:    Vice President

3300 WEST OLIVE, LLC,
a Delaware limited liability company

By:
Name:
Title:

Exhibit A-5

EXHIBIT A
SEE BUDGET ATTACHED HERETO

Exhibit A-1

Exhibit A-2

EXHIBIT B

FORM OF WARNER BROS. ESTOPPEL

TENANT ESTOPPEL CERTIFICATE

______________, 201__

P2 Hudson MC Partners, LLC
11601 Wilshire Boulevard, Suite 1600
Los Angeles, California 90025

Re:
Lease between 3300 West Olive, LLC, a Delaware limited liability company, as Landlord (“Landlord”) and ____________________ as Tenant (“Tenant”) dated __________, for approximately ________ square feet of space in the building located at 3300 West Olive Avenue, Burbank, California (the “Property”), as amended, assigned, supplemented and/or modified by the amendments, assignments, modifications, side letters, guaranties, letters of credit and other documents listed on Schedule 1 attached hereto (as so amended, assigned, supplemented and/or modified, the “Lease”)

Gentlemen:
The undersigned Tenant understands and acknowledges that this certificate is being made to P2 Hudson MC Partners, LLC in connection with a prospective purchase by P2 Hudson MC Partners, LLC of the Property or its nominee (“Purchaser”) and that Purchaser has assumed or is in the process of assuming a mortgage loan (“Loan”) from ____________________ (together with its successors and assigns, “Lender”), which Loan is secured by a mortgage upon the Property (“Mortgage”) and that Purchaser and Lender are relying upon Tenant’s certification herein.
Tenant hereby certifies to Landlord and Lender that:
The Lease has commenced pursuant to its terms and is in full force and effect. Tenant has not given Landlord any notice of termination under the Lease.
There are no amendments, supplements or modifications of any kind to the Lease except as set forth on Schedule 1. The Lease represents the entire agreement between Tenant and Landlord with respect to the leasing and occupancy of the premises leased under the Lease; there are no other promises, agreements, understandings, or commitments of any kind between Landlord

Exhibit B-1

and Tenant with respect thereto. A true, correct and complete copy of the Lease together with all amendments thereto set forth on Schedule 1 is attached hereto as Exhibit A. The Lease constitutes the valid and binding obligations of Tenant, enforceable against Tenant pursuant to the terms thereof.
There has not been and is now no subletting of the leased premises, or any part thereof, or assignment by Tenant of the Lease, or any rights therein, to any party, other than pursuant to the following documents: (list or, if none, say “None”): __________________________, true, correct and complete copies of which have been attached hereto and which have not been amended, modified and/or supplemented except as attached hereto.
Except as otherwise set forth in the Lease, the Tenant has no right to vacate the leased premises or cease to operate its business therefrom.
No uncured default, event of default, or breach by Tenant or, to Tenant’s knowledge, by Landlord, exists under the Lease, and no facts or circumstances exist that, with the passage of time or giving of notice, will or could constitute a default, event of default, or breach by Tenant, or, to Tenant’s knowledge, by Landlord under the Lease. Tenant has not received from the Landlord, nor has Tenant made any claim against Landlord alleging, Tenant or Landlord’s default under the Lease.
Tenant has accepted full possession of its leased premises at the Property and is the actual person in occupancy at the leased premises. All of the construction obligations of the Landlord under the Lease relating to tenant improvements, base building work or similar Landlord capital expenses have been duly performed and completed including, without limitation, any obligations of the Landlord to make or to pay the Tenant for any improvements, alterations or work done on the leased premises, and the improvements described in the Lease have been constructed in accordance with the plans and specifications therefor and have been accepted by Tenant. All common areas of the Property (including, without limitation, parking areas, sidewalks, access ways and landscaping) are in compliance with the Lease and are satisfactory for Tenant’s purposes. Tenant has completed in a good and lien free manner and in accordance with the plans and specifications therefor all construction obligations of Tenant under the Lease relating to tenant improvements, if any.
Tenant has not entered into any agreement for the payment of, and to the best of Tenant’s knowledge and belief, there are no rental, lease, or similar commissions payable with respect to the Lease, except as may be expressly set forth therein.
The term of the Lease commenced on ___________ and terminates on _______________, unless sooner terminated in accordance with the terms of the Lease. Tenant has no option to renew or extend the lease term or to expand or reduce the premises demised by the Lease except as follows (list or, if none, say “None”): ____________________________________________________________________________________________________________________________________________________________
The minimum base rent in the monthly amount of $_______________ and a monthly operating expense and real estate tax estimate in the amount of $_______________ are currently

Exhibit B-2

payable under the Lease. The date of Tenant’s last rental payment for each of the above was __________, 20__. Tenant is current with respect to, and is paying the full rent and other charges stipulated in the Lease. Tenant is currently obligated to pay [additional rent/percentage rent] in the amount of $___________ on a [monthly/annual] basis, and installments of [additional rent/percentage rent] have been paid through ___________. Tenant’s share of [Reimbursable/Operating Expenses/CAM] is currently [___% of the building and ___% of the project], and [Reimbursable/Operating Expenses/CAM] have been paid through [_____________]. No fixed, percentage, additional or any other rent or other amount has been paid more than one month in advance. Tenant is not currently exercising any audit, reconciliation or similar right with respect to, or is otherwise disputing payment of percentage rent, operating expenses or similar CAM charges under the Lease.
As of the date hereof, Tenant is not entitled to any credits, reductions, offsets, defenses, free rent, rent concessions or abatements of rent under the Lease or otherwise against the payment of rent or other charges under the Lease. Tenant is not entitled to any future credits, reductions, offsets, defenses, free rent, rent concessions or abatements of rent under the Lease or otherwise against the payment of rent or other charges under the Lease.
Tenant will deliver to Lender a copy of all notices it serves on or receive from the Landlord to:
___________________

Tenant has no claims to any security deposit under the terms of, or with respect to, the Lease.
Tenant acknowledges that the acquisition of the Property by Purchaser (which is an affiliate of Landlord) does not give rise to any rights of Tenant to exercise any purchase right, preference or option or right of first refusal or negotiation under Section 33 of the Lease or otherwise.
Tenant has not at any time and does not presently use the leased premises for the generation, manufacture, refining, transportation, treatment, storage or disposal of any hazardous substance or waste or for any purpose which poses a substantial risk of imminent damage to public health or safety or to the environment. As of the date hereof, there is no generator and/or diesel tank at, in, on or about the leased premises and Tenant has never installed and/or removed from the leases premises any generator and/or storage tank.
The undersigned representative of Tenant is duly authorized and fully qualified to execute this instrument on behalf of Tenant thereby binding Tenant.
Neither Tenant nor any guarantor of the Lease is presently the subject of, nor does Tenant nor any guarantor of the Lease intend to file, nor has Tenant nor any guarantor of the Lease received written notice of any threat to file, any proceeding pursuant to the United States Bankruptcy Code of 1978, as amended or similar bankruptcy laws.
Tenant acknowledges that it currently subleases space in the building located at 3400 W. Olive Avenue, Burbank, California, pursuant to that certain [Sublease Agreement], dated as of

Exhibit B-3

[____________] (as amended, supplemented and/or modified, the “Pinnacle I Sublease”), by and between Tenant, as [sublessee/subtenant] (“Subtenant”), and [_____________], as [sublessor/sublandlord] (“Sublandlord”). No uncured default, event of default, or breach by Subtenant or, to Subtenant’s knowledge, by Sublandlord, exists under the Pinnacle I Sublease, and no facts or circumstances exist that, with the passage of time or giving of notice, will or could constitute a default, event of default, or breach by Subtenant, or, to Subtenant’s knowledge, by Sublandlord under the Pinnacle I Sublease. Subtenant has not received from the Sublandlord, nor has Subtenant made any claim against Sublandlord alleging, Subtenant or Sublandlord’s default under the Lease.
Tenant acknowledges and agrees that Purchaser, Lender, co-lenders or participant lenders of the Loan and their respective successors and assigns shall be entitled to rely on Tenant’s certifications set forth herein.

Exhibit B-4

TENANT

_______________________________

(please type or print name of Tenant)
By:     ________________________

    Name:

    Title:

Exhibit B-5

Schedule 1

Amendments, Modifications, Side Letters, Guaranties, Letters of Credit
or other Modifications

(List or, if none, say “None”)

Exhibit B-6

EXHIBIT C

TITLE COMMITMENT

[Exhibit begins on following page]

1

Chicago Title Insurance Company

OWNER'S POLICY OF TITLE INSURANCE

Issued by

Chicago Title Insurance Company

Any notice of claim and any other notice or statement in writing required to be given to the Company under this Policy must be given to the Company at the address shown in Section 18 of the Conditions.

COVERED RISKS

SUBJECT TO THE EXCLUSIONS FROM COVERAGE, THE EXCEPTIONS FROM COVERAGE CONTAINED IN SCHEDULE B, AND THE CONDITIONS, CHICAGO TITLE INSURANCE COMPANY, a Nebraska corporation (the "Company") insures, as of Date of Policy and, to the extent stated in Covered Risks 9 and 10, after Date of Policy, against loss or damage, not exceeding the Amount of Insurance, sustained or incurred by the Insured by reason of:

1. Title being vested other than as stated in Schedule A.

2. Any defect in or lien or encumbrance on the Title. This Covered Risk includes but is not limited to insurance against loss from

   (a) A defect in the Title caused by

      (i) forgery, fraud, undue influence, duress, incompetency, incapacity, or impersonation;

      (ii) failure of any person or Entity to have authorized a transfer or conveyance;

      (iii) a document affecting Title not properly created, executed, witnessed, sealed, acknowledged, notarized, or delivered;

      (iv) failure to perform those acts necessary to create a document by electronic means authorized by law;

      (v) a document executed under a falsified, expired, or otherwise invalid power of attorney;

      (vi) a document not properly filed, recorded, or indexed in the Public Records including failure to perform those acts by electronic means authorized by law; or

      (vii) a defective judicial or administrative proceeding.

   (b) The lien of real estate taxes or assessments imposed on the Title by a governmental authority due or payable, but unpaid.

   (c) Any encroachment, encumbrance, violation, variation, or adverse circumstance affecting the Title that would be disclosed by an accurate and complete land survey of the Land. The term "encroachment" includes encroachments of existing improvements located on the Land onto adjoining land, and encroachments onto the Land of existing improvements located on adjoining land.

3. Unmarketable Title.

4. No right of access to and from the Land.

5. The violation or enforcement of any law, ordinance, permit, or governmental regulation (including those relating to building and zoning) restricting, regulating, prohibiting, or relating to

   (a) the occupancy, use, or enjoyment of the Land;

   (b) the character, dimensions, or location of any improvement erected on the Land;

   (c) the subdivision of land; or

   (d) environmental protection

   if a notice, describing any part of the Land, is recorded in the Public Records setting forth the violation or intention to enforce, but only to the extent of the violation or enforcement referred to in that notice.

FORM 72-031-06 (6/08) ALTA Owner's Policy (6-17-06)

1

6. An enforcement action based on the exercise of a governmental police power not covered by Covered Risk 5 if a notice of the enforcement action, describing any part of the Land, is recorded in the Public Records, but only to the extent of the enforcement referred to in that notice.

7. The exercise of the rights of eminent domain if a notice of the exercise, describing any part of the Land, is recorded in the Public Records.

8. Any taking by a governmental body that has occurred and is binding on the rights of a purchaser for value without Knowledge.

9. Title being vested other than as stated in Schedule A or being defective

   (a) as a result of the avoidance in whole or in part, or from a court order providing an alternative remedy, of a transfer of all or any part of the title to or any interest in the Land occurring prior to the transaction vesting Title as shown in Schedule A because that prior transfer constituted a fraudulent or preferential transfer under federal bankruptcy, state insolvency, or similar creditors' rights laws; or

   (b) because the instrument of transfer vesting Title as shown in Schedule A constitutes a preferential transfer under federal bankruptcy, state insolvency, or similar creditors' rights laws by reason of the failure of its recording in the Public Records
      (i) to be timely, or
      (ii) to impart notice of its existence to a purchaser for value or to a judgment or lien creditor.

10. Any defect in or lien or encumbrance on the Title or other matter included in Covered Risks 1 through 9 that has been created or attached or has been filed or recorded in the Public Records subsequent to Date of Policy and prior to the recording of the deed or other instrument of transfer in the Public Records that vests Title as shown in Schedule A.

The Company will also pay the costs, attorneys' fees, and expenses incurred in defense of any matter insured against by this Policy, but only to the extent provided in the Conditions.

IN WITNESS WHEREOF, CHICAGO TITLE INSURANCE COMPANY has caused this policy to be signed and sealed by its duly authorized officers.

Chicago Title Insurance Company

Issued by:
CHICAGO TITLE COMPANY
700 SOUTH FLOWER STREET, SUITE 800
LOS ANGELES, CA 90017
(213) 488-4300

CHICAGO TITLE INSURANCE COMPANY CORPORATE SEAL

By: ______ President

ATTEST: ______ Secretary

Countersigned: ______________________
Authorized Signature

FORM 72-031-06 (6/08)

ALTA Owner's Policy (6-17-06)

Exhibit C-2

EXCLUSIONS FROM COVERAGE

The following matters are expressly excluded from the coverage of this policy, and the Company will not pay loss or damage, costs, attorneys' fees, or expenses that arise by reason of:

1. (a) Any law, ordinance, permit, or governmental regulation (including those relating to building and zoning) restricting, regulating, prohibiting, or relating to
   (i) the occupancy, use, or enjoyment of the Land;
   (ii) the character, dimensions, or location of any improvement erected on the Land;
   (iii) the subdivision of land; or
   (iv) environmental protection;
   or the effect of any violation of these laws, ordinances, or governmental regulations. This Exclusion 1(a) does not modify or limit the coverage provided under Covered Risk 5.
   (b) Any governmental police power. This Exclusion 1(b) does not modify or limit the coverage provided under Covered Risk 6.
2. Rights of eminent domain. This Exclusion does not modify or limit the coverage provided under Covered Risk 7 or 8.
3. Defects, liens, encumbrances, adverse claims, or other matters :
   (a) created, suffered, assumed, or agreed to by the Insured Claimant;
   (b) not Known to the Company, not recorded in the Public Records at Date of Policy, but Known to the Insured Claimant and not disclosed in writing to the Company by the Insured Claimant prior to the date the Insured Claimant became an Insured under this policy;
   (c) resulting in no loss or damage to the Insured Claimant;
   (d) attaching or created subsequent to Date of Policy (however, this does not modify or limit the coverage provided under Covered Risk 9 and 10); or
   (e) resulting in loss or damage that would not have been sustained if the Insured Claimant had paid value for the Title.
4. Any claim, by reason of the operation of federal bankruptcy, state insolvency, or similar creditors' rights laws, that the transaction vesting the Title as shown in Schedule A, is
   (a) a fraudulent conveyance or fraudulent transfer; or
   (b) a preferential transfer for any reason not stated in Covered Risk 9 of this policy.
5. Any lien on the Title for real estate taxes or assessments imposed by governmental authority and created or attaching between Date of Policy and the date of recording of the deed or other instrument of transfer in the Public Records that vests Title as shown in Schedule A.

CONDITIONS

1. DEFINITION OF TERMS

The following terms when used in this policy mean:

(a) "Amount of Insurance": The amount stated in Schedule A, as may be increased or decreased by endorsement to this policy, increased by Section 8(b), or decreased by Sections 10 and 11 of these Conditions.
(b) "Date of Policy": The date designated as "Date of Policy" in Schedule A.
(c) "Entity": A corporation, partnership, trust, limited liability company, or other similar legal entity.
(d) "Insured": The Insured named in Schedule A.
   (i) The term "Insured" also includes
      (A) successors to the Title of the Insured by operation of law as distinguished from purchase, including heirs, devisees, survivors, personal representatives, or next of kin;
      (B) successors to an Insured by dissolution, merger, consolidation, distribution, or reorganization;
      (C) successors to an Insured by its conversion to another kind of Entity;
      (D) a grantee of an Insured under a deed delivered without payment of actual valuable consideration conveying the Title
         (1) if the stock, shares, memberships, or other equity interests of the grantee are wholly-owned by the named Insured,
         (2) if the grantee wholly owns the named Insured,
         (3) if the grantee is wholly-owned by an affiliated Entity of the named Insured, provided the affiliated Entity and the named Insured are both wholly-owned by the same person or Entity, or
         (4) if the grantee is a trustee or beneficiary of a trust created by a written instrument established by the Insured named in Schedule A for estate planning purposes.
   (ii) With regard to (A), (B), (C), and (D) reserving, however, all rights and defenses as to any successor that the Company would have had against any predecessor Insured.
(e) "Insured Claimant": An Insured claiming loss or damage.
(f) "Knowledge" or "Known": Actual knowledge, not constructive knowledge or notice that may be imputed to an Insured by reason of the Public Records or any other records that impart constructive notice of matters affecting the Title.
(g) "Land": The land described in Schedule A, and affixed improvements that by law constitute real property. The term "Land" does not include any property beyond the lines of the area described in Schedule A, nor any right, title, interest, estate, or easement in abutting streets, roads, avenues, alleys, lanes, ways, or waterways, but this does not modify or limit the extent that a right of access to and from the Land is insured by this policy.
(h) "Mortgage": Mortgage, deed of trust, trust deed, or other security instrument, including one evidenced by electronic means authorized by law.
(i) "Public Records": Records established under state statutes at Date of Policy for the purpose of imparting constructive notice of matters relating to real property to purchasers for value and without Knowledge. With respect to Covered Risk 5(d), "Public Records" shall also include environmental protection liens filed in the records of the clerk of the United States District Court for the district where the Land is located.
(j) "Title": The estate or interest described in Schedule A.
(k) "Unmarketable Title": Title affected by an alleged or apparent matter that would permit a prospective purchaser or lessee of the Title or lender on the Title to be released from the obligation to purchase, lease, or lend if there is a contractual condition requiring the delivery of marketable title.

2. CONTINUATION OF INSURANCE

The coverage of this policy shall continue in force as of Date of Policy in favor of an Insured, but only so long as the Insured retains an estate or interest in the Land, or holds an obligation secured by a purchase money Mortgage given by a purchaser from the Insured, or only so long as the Insured shall have liability by reason of warranties in any transfer or conveyance of the Title. This policy shall not continue in force in favor of any purchaser from the Insured of either (i) an estate or interest in the Land, or (ii) an obligation secured by a purchase money Mortgage given to the Insured.

3. NOTICE OF CLAIM TO BE GIVEN BY INSURED CLAIMANT

The Insured shall notify the Company promptly in writing (i) in case of any litigation as set forth in Section 5(a) of these Conditions, (ii) in case Knowledge shall come to an Insured hereunder of any claim of title or interest that is adverse to the Title, as insured, and that might cause loss or damage for which the Company may be liable by virtue of this policy, or (iii) if the Title, as insured, is rejected as Unmarketable Title. If the Company is prejudiced by the failure of the Insured Claimant to provide prompt notice, the Company's liability to the Insured Claimant under the policy shall be reduced to the extent of the prejudice.

4. PROOF OF LOSS

In the event the Company is unable to determine the amount of loss or damage, the Company may, at its option, require as a condition of payment that the Insured Claimant furnish a signed proof of loss. The proof of loss must describe the defect, lien, encumbrance, or other matter insured against by this policy that constitutes the basis of loss or damage and shall state, to the extent possible, the basis of calculating the amount of the loss or damage.

5. DEFENSE AND PROSECUTION OF ACTIONS

(a) Upon written request by the Insured, and subject to the options contained in Section 7 of these Conditions, the Company, at its own cost and without unreasonable delay, shall provide for the defense of an Insured in litigation in which any third party asserts a claim covered by this policy adverse to the Insured. This obligation is limited to only those stated causes of action alleging matters insured against by this policy. The Company shall have the right to select counsel of its choice (subject to the right of the Insured to object for reasonable cause) to represent the Insured as to those stated causes of action. It shall not be liable for and will not pay the fees of any other counsel. The Company will not pay any fees, costs, or expenses incurred by the Insured in the defense of those causes of action that allege matters

Exhibit C-3

not insured against by this policy.

(b) The Company shall have the right, in addition to the options contained in Section 7 of these Conditions, at its own cost, to institute and prosecute any action or proceeding or to do any other act that in its opinion may be necessary or desirable to establish the Title, as insured, or to prevent or reduce loss or damage to the Insured. The Company may take any appropriate action under the terms of this policy, whether or not it shall be liable to the Insured. The exercise of these rights shall not be an admission of liability or waiver of any provision of this policy. If the Company exercises its rights under this subsection, it must do so diligently.

(c) Whenever the Company brings an action or asserts a defense as required or permitted by this policy, the Company may pursue the litigation to a final determination by a court of competent jurisdiction, and it expressly reserves the right, in its sole discretion, to appeal any adverse judgment or order.

6. DUTY OF INSURED CLAIMANT TO COOPERATE

(a) In all cases where this policy permits or requires the Company to prosecute or provide for the defense of any action or proceeding and any appeals, the Insured shall secure to the Company the right to so prosecute or provide defense in the action or proceeding, including the right to use, at its option, the name of the Insured for this purpose. Whenever requested by the Company, the Insured, at the Company's expense, shall give the Company all reasonable aid (i) in securing evidence, obtaining witnesses, prosecuting or defending the action or proceeding, or effecting settlement, and (ii) in any other lawful act that in the opinion of the Company may be necessary or desirable to establish the Title or any other matter as insured. If the Company is prejudiced by the failure of the Insured to furnish the required cooperation, the Company's obligations to the Insured under the policy shall terminate, including any liability or obligation to defend, prosecute, or continue any litigation, with regard to the matter or matters requiring such cooperation.

(b) The Company may reasonably require the Insured Claimant to submit to examination under oath by any authorized representative of the Company and to produce for examination, inspection, and copying, at such reasonable times and places as may be designated by the authorized representative of the Company, all records, in whatever medium maintained, including books, ledgers, checks, memoranda, correspondence, reports, e-mails, disks, tapes, and videos whether bearing a date before or after Date of Policy, that reasonably pertain to the loss or damage. Further, if requested by any authorized representative of the Company, the Insured Claimant shall grant its permission, in writing, for any authorized representative of the Company to examine, inspect, and copy all of these records in the custody or control of a third party that reasonably pertain to the loss or damage. All information designated as confidential by the Insured Claimant provided to the Company pursuant to this Section shall not be disclosed to others unless, in the reasonable judgment of the Company, it is necessary in the administration of the claim. Failure of the Insured Claimant to submit for examination under oath, produce any reasonably requested information, or grant permission to secure reasonably necessary information from third parties as required in this subsection, unless prohibited by law or governmental regulation, shall terminate any liability of the Company under this policy as to that claim.

7. OPTIONS TO PAY OR OTHERWISE SETTLE CLAIMS; TERMINATION OF LIABILITY

In case of a claim under this policy, the Company shall have the following additional options:

(a) To Pay or Tender Payment of the Amount of Insurance.
To pay or tender payment of the Amount of Insurance under this policy together with any costs, attorneys' fees, and expenses incurred by the Insured Claimant that were authorized by the Company up to the time of payment or tender of payment and that the Company is obligated to pay.
Upon the exercise by the Company of this option, all liability and obligations of the Company to the Insured under this policy, other than to make the payment required in this subsection, shall terminate, including any liability or obligation to defend, prosecute, or continue any litigation.

(b) To Pay or Otherwise Settle With Parties Other Than the Insured or With the Insured Claimant.

(i) To pay or otherwise settle with other parties for or in the name of an Insured Claimant any claim insured against under this policy. In addition, the Company will pay any costs, attorneys' fees, and expenses incurred by the Insured Claimant that were authorized by the Company up to the time of payment and that the Company is obligated to pay; or

(ii) To pay or otherwise settle with the Insured Claimant the loss or damage provided for under this policy, together with any costs, attorneys' fees, and expenses incurred by the Insured Claimant that were authorized by the Company up to the time of payment and that the Company is obligated to pay.

Upon the exercise by the Company of either of the options provided for in subsections (b)(i) or (ii), the Company's obligations to the Insured under this policy for the claimed loss or damage, other than the payments required to be made, shall terminate, including any liability or obligation to defend, prosecute, or continue any litigation.

8. DETERMINATION AND EXTENT OF LIABILITY

This policy is a contract of indemnity against actual monetary loss or damage sustained or incurred by the Insured Claimant who has suffered loss or damage by reason of matters insured against by this policy.

(a) The extent of liability of the Company for loss or damage under this policy shall not exceed the lesser of

(i) the Amount of Insurance; or

(ii) the difference between the value of the Title as insured and the value of the Title subject to the risk insured against by this policy.

(b) If the Company pursues its rights under Section 5 of these Conditions and is unsuccessful in establishing the Title, as insured,

(i) the Amount of Insurance shall be increased by 10%, and

(ii) the Insured Claimant shall have the right to have the loss or damage determined either as of the date the claim was made by the Insured Claimant or as of the date it is settled and paid.

(c) In addition to the extent of liability under (a) and (b), the Company will also pay those costs, attorneys' fees, and expenses incurred in accordance with Sections 5 and 7 of these Conditions.

9. LIMITATION OF LIABILITY

(a) If the Company establishes the Title, or removes the alleged defect, lien, or encumbrance, or cures the lack of a right of access to or from the Land, or cures the claim of Unmarketable Title, all as insured, in a reasonably diligent manner by any method, including litigation and the completion of any appeals, it shall have fully performed its obligations with respect to that matter and shall not be liable for any loss or damage caused to the Insured.

(b) In the event of any litigation, including litigation by the Company or with the Company's consent, the Company shall have no liability for loss or damage until there has been a final determination by a court of competent jurisdiction, and disposition of all appeals, adverse to the Title, as insured.

(c) The Company shall not be liable for loss or damage to the Insured for liability voluntarily assumed by the Insured in settling any claim or suit without the prior written consent of the Company.

10. REDUCTION OF INSURANCE; REDUCTION OR TERMINATION OF LIABILITY

All payments under this policy, except payments made for costs, attorneys' fees, and expenses, shall reduce the Amount of Insurance by the amount of the payment.

11. LIABILITY NONCUMULATIVE

The Amount of Insurance shall be reduced by any amount the Company pays under any policy insuring a Mortgage to which exception is taken in Schedule B or to which the Insured has agreed, assumed, or taken subject, or which is executed by an Insured after Date of Policy and which is a charge or lien on the Title, and the amount so paid shall be deemed a payment to the Insured under this policy.

12. PAYMENT OF LOSS

When liability and the extent of loss or damage have been definitely fixed in accordance with these Conditions, the payment shall be made within 30 days.

13. RIGHTS OF RECOVERY UPON PAYMENT OR SETTLEMENT

(a) Whenever the Company shall have settled and paid a claim under this policy, it shall be subrogated and entitled to the rights of the Insured Claimant in the Title and all other rights and remedies in respect to the claim that the Insured Claimant has against any person or property, to the extent of the amount of any loss, costs, attorneys' fees, and expenses paid by the Company. If requested by the Company, the Insured Claimant shall execute documents to evidence the transfer to the Company of these rights and remedies. The Insured Claimant shall permit the Company to sue, compromise, or settle in the name of the Insured Claimant and to use the name of the Insured Claimant in any transaction or litigation involving these rights and remedies.
If a payment on account of a claim does not fully cover the loss of the Insured Claimant, the Company shall defer the exercise of its right to recover until after the Insured Claimant shall have recovered its loss.

(b) The Company's right of subrogation includes the rights of the Insured to indemnities, guaranties, other policies of insurance, or bonds, notwithstanding any terms or conditions contained in those instruments that address subrogation rights.

Exhibit C-4

14. ARBITRATION

Either the Company or the Insured may demand that the claim or controversy shall be submitted to arbitration pursuant to the Title Insurance Arbitration Rules of the American Land Title Association ("Rules"). Except as provided in the Rules, there shall be no joinder or consolidation with claims or controversies of other persons. Arbitrable matters may include, but are not limited to, any controversy or claim between the Company and the Insured arising out of or relating to this policy, any service in connection with its issuance or the breach of a policy provision, or to any other controversy or claim arising out of the transaction giving rise to this policy. All arbitrable matters when the Amount of Insurance is $2,000,000 or less shall be arbitrated at the option of either the Company or the Insured. All arbitrable matters when the Amount of Insurance is in excess of $2,000,000 shall be arbitrated only when agreed to by both the Company and the Insured. Arbitration pursuant to this policy and under the Rules shall be binding upon the parties. Judgment upon the award rendered by the Arbitrator(s) may be entered in any court of competent jurisdiction.

15. LIABILITY LIMITED TO THIS POLICY; POLICY ENTIRE CONTRACT

(a) This policy together with all endorsements, if any, attached to it by the Company is the entire policy and contract between the Insured and the Company. In interpreting any provision of this policy, this policy shall be construed as a whole.

(b) Any claim of loss or damage that arises out of the status of the Title or by any action asserting such claim shall be restricted to this policy.

(c) Any amendment of or endorsement to this policy must be in writing and authenticated by an authorized person, or expressly incorporated by Schedule A of this policy.

(d) Each endorsement to this policy issued at any time is made a part of this policy and is subject to all of its terms and provisions. Except as the endorsement expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsement, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance.

16. SEVERABILITY

In the event any provision of this policy, in whole or in part, is held invalid or unenforceable under applicable law, the policy shall be deemed not to include that provision or such part held to be invalid, but all other provisions shall remain in full force and effect.

17. CHOICE OF LAW; FORUM

(a) Choice of Law: The Insured acknowledges the Company has underwritten the risks covered by this policy and determined the premium charged therefor in reliance upon the law affecting interests in real property and applicable to the interpretation, rights, remedies, or enforcement of policies of title insurance of the jurisdiction where the Land is located.

Therefore, the court or an arbitrator shall apply the law of the jurisdiction where the Land is located to determine the validity of claims against the Title that are adverse to the Insured and to interpret and enforce the terms of this policy. In neither case shall the court or arbitrator apply its conflicts of law principles to determine the applicable law.

(b) Choice of Forum: Any litigation or other proceeding brought by the Insured against the Company must be filed only in a state or federal court within the United States of America or its territories having appropriate jurisdiction.

18. NOTICES, WHERE SENT

Any notice of claim and any other notice or statement in writing required to be given to the Company under this policy must be given to the Company at

Chicago Title Insurance Company
National Claims Administration
P.O. Box 45023
Jacksonville, Florida 32232-5023

Exhibit C-5

CHICAGO
TITLE INSURANCE
COMPANY

P.O. Box 45023
Jacksonville, Florida 32232-5023

Exhibit C-6

Exhibit C-7

Policy No.: 00000089-X49

SCHEDULE A

00000089-X49
THIS IS A PRO FORMA POLICY, IT IS NOT A POLICY OF TITLE INSURANCE AND DOES NOT REFLECT THE PRESENT CONDITION OF TITLE. NO LIABILITY IS ASSUMED HEREBY. THIS PRO FORMA POLICY IS FURNISHED TO THE PROPOSED INSURED ONLY.

THIS PRO FORMA POLICY INDICATES ONLY THE TYPE OF POLICY, TOGETHER WITH THE SCHEDULES AND ANY ENDORSEMENTS TO BE MADE A PART THEREOF WHICH THE COMPANY WOULD EXPECT TO ISSUE WHEN ALL NECESSARY DOCUMENTATION HAS BEEN FURNISHED AND ALL ACTS PERFORMED, ALL TO THE SATISFACTION OF THE COMPANY, IN ORDER THAT SUCH POLICY MAY BE ISSUED.

THIS PRO FORMA AND THE PREMIUM TO BE CHARGED ARE PRELIMINARY AND SUBJECT TO FINAL CORPORATE APPROVAL.  SUCH APPROVAL MUST BE RECEIVED PRIOR TO CLOSING.

Amount of Insurance:	$130,000,000.00

Premium:	$(To be determined)

Date of Policy:	Pro Forma Policy Dated October 29, 2012 v1 Pro Forma Policy Dated October 29, 2012 v1 at 8:00 am

1.	Name of Insured:

P2 Hudson MC Partners, LLC, a Delaware limited liability company

2.	The estate or interest in the land which is covered by this policy is:

A Fee as to Parcel 1

An Easement more fully described below as to Parcels 2 and 3

3.	Title is vested in:

P2 Hudson MC Partners, LLC, a Delaware limited liability company

4.	The land referred to in this policy is described on the attached exhibit:
THIS POLICY VALID ONLY IF SCHEDULE B IS ATTACHED

SEE EXHIBIT “A” ATTACHED HERETO AND MADE A PART HEREOF

ALTA Owner's Policy (6-17-06)
72-031-06 (6/06)
Exhibit C-8

Copyright American Land Title Association. All rights reserved. The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association.

CA-FBSC-WRD-72--PRO FORMA POLICY DATED OCTOBER 29, 2012 V1-00000089-X49

Policy No.:

LEGAL DESCRIPTION

EXHIBIT “A”

THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AND IS DESCRIBED AS FOLLOWS:

•	PARCEL 1:

•

•	LOTS 55 TO 59 INCLUSIVE AND PORTIONS OF LOTS 50 TO 54 INCLUSIVE AND LOTS 60 TO

•	62 INCLUSIVE OF TRACT NO. 7553, IN THE CITY OF BURBANK, COUNTY OF LOS ANGELES,

•	STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 99 PAGES 16 AND 17 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY DESCRIBED AS A WHOLE AS FOLLOWS:

•

•	BEGINNING AT THE MOST NORTHERLY CORNER OF SAID LOT 57; THENCE ALONG THE

•	NORTHEASTERLY LINES OF LOTS 57 TO 62 INCLUSIVE, SOUTH 22° 59’ 37” EAST 484.22

•	FEET; THENCE NORTH 70° 36’ 36” WEST 148.83 FEET; THENCE NORTH 22° 51’ 36” WEST

•	21.56 FEET; THENCE NORTH 70° 36’ 36” WEST 88.37 FEET; THENCE NORTH 22° 51’ 36”

•
WEST 106.22 FEET; THENCE NORTH 70° 36’ 36” WEST 103.14 FEET TO THE NORTHWESTERLY LINE OF SAID LOT 52; THENCE ALONG SAID NORTHWESTERLY LINE AND THE NORTHWESTERLY LINES OF LOTS 53 THROUGH 57 TO THE POINT OF BEGINNING.

•

•
EXCEPT THEREFROM ALL MINERALS, OIL, GASES AND OTHER HYDROCARBONS BY WHATSOEVER NAME KNOWN THAT MAY BE WITHIN OR UNDER THE PARCEL OF LAND HEREINABOVE DESCRIBED, WITHOUT, HOWEVER, THE RIGHT TO DRILL, DIG OR MINE THROUGH THE SURFACE THEREOF, AS RESERVED IN THE DEEDS RECORDED DECEMBER 3, 1965 AS INSTRUMENT NO. 4248, MARCH 11, 1964 AS INSTRUMENT NO. 3500 AND JUNE 23, 1964 AS INSTRUMENT NO. 2275.

•

•	SAID LAND IS SHOWN AS PROPOSED PARCEL 2 OF THAT CERTAIN CERTIFICATE OF

•	COMPLIANCE RECORDED MAY 22, 2001 AS INSTRUMENT NO. 01-868383.

•	PARCEL 2:

•

•
ALL RIGHTS AND BENEFITS OF THAT CERTAIN DOCUMENT ENTITLED “DEVELOPMENT RIGHTS DEED AND AGREEMENT”, BY AND BETWEEN NATIONAL BROADCASTING COMPANY, A DELAWARE CORPORATION (“GRANTOR”), NBC PLAZA L.P., A CALIFORNIA LIMITED PARTNERSHIP (“GRANTEE”), AND CITY OF BURBANK, A MUNICIPAL CORPORATION (“CITY”), AS RECORDED SEPTEMBER 27, 1991 AS INSTRUMENT NO. 91-1534540 AND MODIFIED BY A DOCUMENT ENTITLED “FIRST AMENDMENT TO DEVELOPMENT AGREEMENT FOR THE OLIVE-CALIFORNIA PROJECT (PREVIOUSLY CALLED THE NBC PLAZA PROJECT) AMENDMENT TO PLANNED DEVELOPMENT 89-6” DATED DECEMBER 20, 1996 AND RECORDED APRIL 21, 1997 AS INSTRUMENT NO. 97-596882.

•	PARCEL 3:

•

ALTA Owner's Policy (6-17-06)
72-031-06 (6/06)
Exhibit C-9

Copyright American Land Title Association. All rights reserved. The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association.

CA-FBSC-WRD-72--PRO FORMA POLICY DATED OCTOBER 29, 2012 V1-00000089-X49

Policy No.:

LEGAL DESCRIPTION
(continued)

•
NON-EXCLUSIVE EASEMENTS, COVENANTS, CONDITIONS AND RESTRICTIONS FOR PEDESTRIAN AND VEHICULAR INGRESS AND EGRESS, AS CREATED BY THAT CERTAIN “AGREEMENT FOR GRANT OF EASEMENTS AND ESTABLISHMENT OF COVENANTS, CONDITIONS AND RESTRICTIONS RECORDED IN THE OFFICIAL RECORDS ON NOVEMBER 24, 2003 AS INSTRUMENT NO. 03-3535733 ON, OVER, ACROSS AND THROUGH THOSE PORTIONS OF THE LAND SHOWN AS PROPOSED PARCEL 1 OF THAT CERTAIN CERTIFICATE OF COMPLIANCE RECORDED MAY 22, 2001 AS INSTRUMENT NO. 01-868383.

Assessor’s Parcel Number:     2483-023-452

END OF LEGAL DESCRIPTION

ALTA Owner's Policy (6-17-06)
72-031-06 (6/06)
Exhibit C-10

Copyright American Land Title Association. All rights reserved. The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association.

CA-FBSC-WRD-72--PRO FORMA POLICY DATED OCTOBER 29, 2012 V1-00000089-X49

Policy No.: 00000089-X49

SCHEDULE B

EXCEPTIONS FROM COVERAGE

This policy does not insure against loss or damage, and the Company will not pay costs, attorneys’ fees, or expenses that arise by reason of:
Property taxes, including any assessments collected with taxes, for the fiscal year 2012 - 2013

1st Installment:	$312,065.94 (Paid)

2nd Installment:	$312,065.92 (Due and payable, but not yet delinquent)

Penalty and Cost:	$31,216.59 (Due after April 10)

Code Area:	0002542

Assessors Parcel Number:	2483-023-452
The lien of supplemental or escaped assessments of property taxes, if any, made pursuant to the provisions of Part 0.5, Chapter 3.5 or Part 2, Chapter 3, Articles 3 and 4 respectively (commencing with Section 75) of the Revenue and Taxation Code of the State of California as a result of the transfer of title to the vestee named in Schedule A; or as a result of changes in ownership or new construction occurring on or after the Date of Policy.

An easement for the purpose shown below and rights incidental thereto as set forth in a document.

Purpose:	public street

Recorded:	April 5, 1974 as Instrument No. 4545 of Official Records

Affects:	That portion of said land as described in the document attached hereto.

Reference is hereby made to said document for full particulars.

The fact that said land is included within the West Olive Redevelopment Project Area, and that proceedings for redevelopment have been instituted.

Recorded:	December 31, 1976 as Instrument No. 5100 an amended by a document recorded July 24, 2001 as Instrument No. 01-1305317, both of Official Records

An easement for the purpose shown below and rights incidental thereto as set forth in a document.

Purpose:	public utilities

Recorded:	August 9, 1955 as Instrument No. 3285 in book 48599 page 435 of Official Records

Affects:	That portion of said land as described in the document attached hereto.

Reference is hereby made to said document for full particulars.

Said easement is shown on the survey prepared by JRN Civil Engineers, dated July 28, 2006 and last revised on _____, 2012, Job No. 8770

ALTA Owner's Policy (6-17-06)
72-031-06 (6/06)
Exhibit C-11

Copyright American Land Title Association. All rights reserved. The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association.

CA-FBSC-WRD-72--PRO FORMA POLICY DATED OCTOBER 29, 2012 V1-00000089-X49

Policy No.: 00000089-X49

SCHEDULE B
(continued)

A document subject to all the terms, provisions and conditions therein contained.

Entitled:	NBC Plaza Development Agreement

Recorded:	September 20, 1991 as Instrument No. 91-1491083, of Official Records

Reference is hereby made to said document for full particulars.

A document entitled “First Amendment to Development Agreement for the Olive-California Plaza Project (previously called The NBC Plaza Project) Amendment to Planned Development 89-6”, dated December 20, 1996 executed by Snyder Properties Venture, L.P., a California limited partnership, as successor-in-interest to NBC Plaza L.P. and the City of Burbank, a municipal corporation of the State of California, subject to all the terms, provision(s) and conditions therein contained, recorded April 21, 1997 as Instrument No. 97-596882, Official Records.

This exception has been intentionally deleted.

This exception has been intentionally deleted.

An easement for the purpose shown below and rights incidental thereto as set forth in a document.

Purpose:	public street

Recorded:	July 13, 2001 as Instrument No. 01-1217983 of Official Records

Affects:	That portion of said land as described in the document attached hereto.

Reference is hereby made to said document for full particulars.

Said easement is shown on the survey prepared by JRN Civil Engineers, dated July 28, 2006 and last revised on _____, 2012, Job No. 8770

This exception has been intentionally deleted.

A document subject to all the terms, provisions and conditions therein contained.

Entitled:	Agreement for Grant of Easements and Establishment of Covenants, Conditions and Restrictions

Recorded:	November 24, 2003 as Instrument No. 03-3535733, of Official Records

This exception has been intentionally deleted.

ALTA Owner's Policy (6-17-06)
72-031-06 (6/06)
Exhibit C-12

Copyright American Land Title Association. All rights reserved. The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association.

CA-FBSC-WRD-72--PRO FORMA POLICY DATED OCTOBER 29, 2012 V1-00000089-X49

Policy No.: 00000089-X49

SCHEDULE B
(continued)

A Deed of Trust to secure an indebtedness in the amount shown below, and any other obligations secured thereby

Amount:	$90,800,000.00

Dated:	August 18, 2006

Trustor:	3300 West Olive, LLC, a Delaware limited liability company

Trustee:	Chicago Title Company, a California corporation

Beneficiary:	Greenwich Capital Financial Products, Inc., a Delaware corporation

Recorded:	August 21, 2006 as Instrument No. 06-1851945 of Official Records.

Original Loan No.	not shown

An assignment of the beneficial interest under said Deed of Trust which names:

Assignee:	Bank of America, N.A., in its capacity as Trustee for the Registered Holders of GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2006-GG8

Loan No.:	not shown

Recorded:	November 9, 2009 as Instrument No. 2009-1686903, of Official Records

An Assignment and Assumption of Deed of Trust and Loan Documents was executed by and between P2 Hudson MC Partners, LLC, a Delaware limited liability company and _________________________, dated as of ______, 2013 and recorded on _______, 2013 as Instrument No. 2013-________ of Official Records.

ALTA Owner's Policy (6-17-06)
72-031-06 (6/06)
Exhibit C-13

Copyright American Land Title Association. All rights reserved. The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association.

CA-FBSC-WRD-72--PRO FORMA POLICY DATED OCTOBER 29, 2012 V1-00000089-X49

Policy No.: 00000089-X49

SCHEDULE B
(continued)

An assignment of all monies due, or to become due as rent or otherwise from said land, as well as the lessor’s interests under the leases referred to therein, to secure payment of an indebtedness, shown below and upon the terms and conditions therein

Amount:	$90,800,000.00

Assigned to:	Greenwich Capital Financial Products, Inc.

By:	3300 West Olive, LLC, a Delaware limited liability company

Recorded:	August 21, 2006 as Instrument No. 06-1851946 of Official Records.

An assignment of the Assignment of Rents which names:

Assignee:	Bank of America, N.A., in its capacity as Trustee for the Registered Holders of GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2006-GG8

Recorded:	November 9, 2009 as Instrument No. 2009-1686903, of Official Records

An Assignment and Assumption of Deed of Trust and Loan Documents was executed by and between P2 Hudson MC Partners, LLC, a Delaware limited liability company and _________________________, dated as of ______, 2013 and recorded on _______, 2013 as Instrument No. 2013-________ of Official Records.

A financing statement filed with the office of the county recorder, showing

Debtor:	3300 West Olive, LLC

Secured Party:	Greenwich Capital Financial Products, Inc.

Recorded:	August 21, 2006 as Instrument No. 06-1851947 of Official Records.

Reference is hereby made to said document for full particulars.

A change to the above financing statement was filed

Nature of Change:	Assignment

Recorded:	January 22, 2007 as Instrument No. 2007-0130322, of Official Records

A change to the above financing statement was filed

Nature of Change:	Assignment

Recorded:	November 5, 2009 as Instrument No. 2009-1672166, of Official Records

A change to the above financing statement was filed

Nature of Change:	Continuation

Recorded:	March 22, 2011 as Instrument No. 2011-0425831, of Official Records

A change to the above financing statement was filed

Nature of Change:	Amendment

Recorded:	_______, 2013 as Instrument No. 2013-_________, of Official Records

ALTA Owner's Policy (6-17-06)
72-031-06 (6/06)
Exhibit C-14

Copyright American Land Title Association. All rights reserved. The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association.

CA-FBSC-WRD-72--PRO FORMA POLICY DATED OCTOBER 29, 2012 V1-00000089-X49

Policy No.: 00000089-X49

SCHEDULE B
(continued)

This exception has been intentionally deleted.

An easement for the purpose shown below and rights incidental thereto as set forth in a document.

Purpose:	public street and sidewalk

Recorded:	February 8, 2008 as Instrument No. 2008-0240253 of Official Records

Affects:	That portion of said land as described in the document attached hereto.

Water rights, claims or title to water, whether or not disclosed by the public records.

Any rights, claims or interests that may exist or arise by reason of the following facts disclosed by an ALTA/ACSM Land Title Survey dated as of July 28, 2006 and last revised on _____, 2013, prepared by or under the direction of Daniel S. Cook, LS 4964, for JRN Civil Engineers, Job No. _____.

A. Two (2) traffic signal pull-boxes are located on the westerly portion of the subject property.

Rights of tenants as tenants only, without the option to purchase or right of first refusal to purchase all or any portion of the Land under unrecorded, unexpired leases.

END OF SCHEDULE B

ALTA Owner's Policy (6-17-06)
72-031-06 (6/06)
Exhibit C-15

Copyright American Land Title Association. All rights reserved. The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association.

CA-FBSC-WRD-72--PRO FORMA POLICY DATED OCTOBER 29, 2012 V1-00000089-X49

Chicago Title Insurance Company

ENDORSEMENT

Attached to Policy No.: 00000089-X49
Issued by

CHICAGO TITLE INSURANCE COMPANY

1.
The insurance provided by this endorsement is subject to the exclusions in Section 4 of this endorsement; and the Exclusions from Coverage, the Exceptions from Coverage contained in Schedule B, and the Conditions in the policy.

2.	For the purposes of this endorsement only,

a.	“Covenant” means a covenant, condition, limitation or restriction in a document or instrument in effect at Date of Policy.

b.
“Improvement” means a building, structure located on the surface of the Land, road, walkway, driveway, or curb, affixed to the Land at Date of Policy and that by law constitutes real property, but excluding any crops, landscaping, lawn, shrubbery, or trees.

3.	The Company insures against loss or damage sustained by the Insured by reason of:

a.	A violation on the Land at Date of Policy of an enforceable Covenant, unless an exception in Schedule B of the policy identifies the violation;

b.
Enforced removal of an Improvement as a result of a violation, at Date of Policy, of a building setback line shown on a plat of subdivision recorded or filed in the Public Records, unless an exception in Schedule B of the policy identifies the violation; or

c.
A notice of a violation, recorded in the Public Records at Date of Policy, of an enforceable Covenant relating to environmental protection describing any part of the Land and referring to that Covenant, but only to the extent of the violation of the Covenant referred to in that notice, unless an exception in Schedule B of the policy identifies the notice of the violation.

4.	This endorsement does not insure against loss or damage (and the Company will not pay costs, attorneys’ fees, or expenses) resulting from:

a.	any Covenant contained in an instrument creating a lease;

b.	any Covenant relating to obligations of any type to perform maintenance, repair, or remediation on the Land; or

c.	except as provided in Section 3.c., any Covenant relating to environmental protection of any kind or nature, including hazardous or toxic matters, conditions, or substances.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

Dated: Pro Forma Policy Dated October 29, 2012 v1

ALTA 9.2-06 (Covenants, Conditions and Restrictions –
Improved Land – Owner’s Policy)
(CLTA 100.10-06)
Revised 04-02-12
Exhibit C-16

Chicago Title Insurance Company

ENDORSEMENT

Attached to Policy No.: 00000089-X49
Issued by

CHICAGO TITLE INSURANCE COMPANY

The Company insures against loss or damage sustained by the Insured by reason of the failure of the Land as described in Schedule A to be the same as that identified on the survey dated as of July 28, 2006 and last revised on _____, 2012, prepared by or under the direction of Daniel S. Cook, LS 4964, for JRN Civil Engineers, Job No. _____.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

Dated: Pro Forma Policy Dated October 29, 2012 v1

CLTA Form 116.1-06 (10-16-08) - Same as Survey
ALTA Endorsement Form 25-06
ALTA - Owner or Lender
Exhibit C-17

Chicago Title Insurance Company

ENDORSEMENT

Attached to Policy No.: 00000089-X49
Issued by

CHICAGO TITLE INSURANCE COMPANY

The Company insures against loss or damage sustained by the Insured if, at Date of Policy: (i) the Land does not abut and have both actual vehicular and pedestrian access to and from California Street (the “Street”), (ii) the Street is not physically open and publicly maintained, or (iii) the Insured has no right to use existing curb cuts or entries along that portion of the Street abutting the Land.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

Dated: Pro Forma Policy Dated October 29, 2012 v1

CLTA Form 103.11-06 (06-17-06) - Access and Entry
ALTA Endorsement Form 17-06
ALTA or CLTA - Owner or Lender
Exhibit C-18

Chicago Title Insurance Company

ENDORSEMENT

Attached to Policy No.: 00000089-X49
Issued by

CHICAGO TITLE INSURANCE COMPANY

The Company insures against loss or damage sustained by the Insured by reason of an environmental protection lien that, at Date of Policy, is recorded in the Public Records or filed in the records of the clerk of the United States District Court for the district in which the Land is located, unless the environmental protection lien is set forth as an exception in Schedule B.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of the Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

Dated: Pro Forma Policy Dated October 29, 2012 v1

CLTA ENDORSEMENT FORM 110.9.1-06 (10-16-08)
ALTA Endorsement Form 8.2-06
ALTA - Owner
(Environmental Protection Lien)
Exhibit C-19

Chicago Title Insurance Company

ENDORSEMENT

Attached to Policy No.: 00000089-X49
Issued by

CHICAGO TITLE INSURANCE COMPANY

The Company insures against loss or damage sustained by the Insured by reason of

(i)     the Land being taxed as part of a larger parcel of land or failing to constitute a separate tax parcel     (2483-023-452) for real estate taxes; or

(ii)    the easements, if any described in Schedule A being cut off or disturbed by the non-payment of real estate taxes or assessments imposed on the servient estate by a governmental authority.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

Dated: Pro Forma Policy Dated October 29, 2012 v1

CLTA Form 129-06 (06-17-06) - Single Tax Parcel
ALTA Endorsement Form 18-06
ALTA or CLTA - Owner or Lender
Exhibit C-20

Chicago Title Insurance Company

ENDORSEMENT

Attached to Policy No.: 00000089-X49
Issued by

CHICAGO TITLE INSURANCE COMPANY

The policy is amended by deleting Paragraph 14 (Arbitration) of Conditions.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

Dated: Pro Forma Policy Dated October 29, 2012 v1

CLTA Form 110.1-06 (03-09-07) - Deletion of Item From Policy
ALTA - Owner or Lender
Exhibit C-21

Chicago Title Insurance Company

ENDORSEMENT

Attached to Policy No.: 00000089-X49
Issued by

CHICAGO TITLE INSURANCE COMPANY

1.	The Company insures against loss or damage sustained by the Insured in the event that, at Date of Policy,

(a)
According to applicable zoning ordinances and amendments thereto, the land is not classified Zone PD89-6 (Planned Development), located in the West Olive Redevelopment Project Area; all ground floor restaurant and retail uses subject to the Media District Specific Plan, further subject to the terms, covenants and conditions of that certain Development Rights Deed and Agreement recorded September 20, 1991 as Instrument No. 91-1491083 as amended by that certain First Amendment to development Agreement recorded April 21, 1997 as Instrument No. 97-596882 (collectively, the “Development Agreement”).

(b)	The following use or uses are not allowed under that classification:
Media related commercial, including professional offices relating to motion picture and television industries, retail commercial incidental to said offices, and eating establishments.

(c)
There shall be no liability under paragraph 1.b. if the use or uses are not allowed as the result of any lack of compliance with any conditions, restrictions, or requirements contained in the zoning ordinances and amendments, including but not limited to the failure to secure necessary consents or authorizations as a prerequisite to the use or uses. This paragraph 1.c. does not modify or limit the coverage provided in Covered Risk 5.

2.	The Company further insures against loss or damage sustained by the Insured by reason of a final decree of a court of competent jurisdiction,

(a)	prohibiting the use of the Land, with any existing structure, as insured in paragraph 1.b.; or

(b)	requiring the removal or alteration of the structure on the basis that, at Date of Policy, the zoning ordinances and amendments have been violated with respect to any of the following matters:

(i)	Area, width or depth of the land as a building site for the structure;

(ii)	Floor space area of the structure;

(iii)	Setback of the structure from the property lines of the Land;

(iv)	Height of the structure; or

(v)	Number of parking spaces.

CLTA Form 123.2-06 (06-17-06) - Zoning, Improved Land
ALTA Endorsement Form 3.1-06
ALTA - Owner or Lender
Exhibit C-22

Policy No.:

ENDORSEMENT
(continued)

3.	There shall be no liability under this endorsement based on,

(a)	the invalidity of the zoning ordinances and amendments until after a final decree of a court of competent jurisdiction adjudicating the invalidity, the effect of which is to prohibit the use or uses;

(b)	the refusal of any person to purchase, lease, or lend money on the Title covered by this policy.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

Dated: Pro Forma Policy Dated October 29, 2012 v1

CLTA Form 123.2-06 (06-17-06) - Zoning, Improved Land
ALTA Endorsement Form 3.1-06
ALTA - Owner or Lender
Exhibit C-23

Chicago Title Insurance Company

ENDORSEMENT

Attached to Policy No.: 00000089-X49
Issued by

CHICAGO TITLE INSURANCE COMPANY

The Company insures against loss or damage sustained by reason of the failure of the Land described as Parcel 1 in Schedule A to constitute a lawfully created parcel according to the Subdivision Map Act (Section 66410, et seq., of the California Government Code) and local ordinances adopted pursuant thereto.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

Dated: Pro Forma Policy Dated October 29, 2012 v1

CLTA Form 116.7-06 (03-09-07) - Subdivision Map Act Compliance
ALTA 26-06
ALTA - Owner or Lender
Exhibit C-24

Chicago Title Insurance Company

ENDORSEMENT

Attached to Policy No.: 00000089-X49
Issued by

CHICAGO TITLE INSURANCE COMPANY

The Company insures against loss or damage sustained by the Insured by reason of:

1.	the failure of the land described in Schedule A to form one contiguous parcel of land; or

2.	the presence of any gaps, strips, or gores separating any of the contiguous boundary lines described above.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

Dated: Pro Forma Policy Dated October 29, 2012 v1

ALTA Endorsement Form 19-06
Contiguity – Multiple Parcels (6/17/06)
Exhibit C-25

Chicago Title Insurance Company

ENDORSEMENT

Attached to Policy No.: 00000089-X49
Issued by

CHICAGO TITLE INSURANCE COMPANY

The Company insures against loss or damage sustained by the Insured by reason of:

(1)	damage to an existing building located on the Land, or

(2)
enforced removal or alteration of an existing building located on the Land, as a result of the exercise of the right of use or maintenance of the easements referred to in Exceptions 1, 3, 7 and 15 of Schedule B for the purpose for which they were granted or reserved.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

Dated: Pro Forma Policy Dated October 29, 2012 v1

CLTA ENDORSEMENT FORM 103.1-06 (10-16-08)
ALTA Endorsement Form 28-06
ALTA – Owner or Lender
(Easement – Damage or Enforced Removal)
Exhibit C-26

Chicago Title Insurance Company

ENDORSEMENT

Attached to Policy No.: 00000089-X49
Issued by

CHICAGO TITLE INSURANCE COMPANY

The Company insures against loss or damage sustained by the Insured by reason of damage to existing improvements, including lawns, shrubbery or trees, resulting from the exercise of any right to use the surface of the Land for the extraction or development of water excepted from the description of the Land or shown as a reservation in Schedule B.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

Dated: Pro Forma Policy Dated October 29, 2012 v1

CLTA Form 103.5-06 (03-09 07) - Water Rights, Surface Damage
ALTA - Owner or Lender
Exhibit C-27

Chicago Title Insurance Company

ENDORSEMENT

Attached to Policy No.: 00000089-X49
Issued by

CHICAGO TITLE INSURANCE COMPANY

For purposes of the coverage provided by this endorsement, Hudson JW, LLC, a Delaware limited liability company (“Additional Insured”) is added as an Insured under the policy. By execution below, the Insured named in Schedule A acknowledges that any payment made under this endorsement shall reduce the Amount of Insurance as provided in Section 10 of the Conditions.

The Company agrees that it will not assert the provisions of Exclusions from Coverage 3(a), (b), or (e) to deny liability for loss or damage otherwise insured against under the terms of the policy solely by reason of the action or inaction or Knowledge, as of Date of Policy, of Media Center Development, LLC, a Delaware limited liability company, together with all of its constituent members imputed to the Additional Insured by operation of law, to the extent of the percentage interest in the Insured acquired by Additional Insured as a purchaser for value without Knowledge of the asserted defect, lien, encumbrance, adverse claim, or other matter insured against by the policy.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

AGREED AND CONSENTED TO:

P2 Hudson MC Partners, LLC
A Delaware limited liability company,

By:    Hudson MC Partners, LLC
A Delaware limited liability company
Its sole member, (the “Insured”)

By:    ___________________________
Name:     ___________________________
Its:    ___________________________

Dated: _____________, 2013

ALTA Endorsement Form 15.1-06
Nonimputation – Additional Insured (6/17/06)
Exhibit C-28

Chicago Title Insurance Company

ENDORSEMENT

Attached to Policy No.: 00000089-X49
Issued by

CHICAGO TITLE INSURANCE COMPANY

The Company insures against loss or damage sustained by the Insured by reason of the lack of a right of access to the following utilities or services:

Water, gas, electric, telephone, storm water drainage, sanitary sewer either over, under or upon rights-of-way or easements for the benefit of the Land because of:

(i)    a gap or gore between the boundaries of the Land and the rights-of-way or easements;

(ii)    a gap between the boundaries of the rights-of-way or easements; or

(iii)    a termination by a grantor, or its successor, of the rights-of-way or easements.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

Dated: Pro Forma Policy Dated October 29, 2012 v1

ALTA 17.2-06 Utility Facility Endorsement
Exhibit C-29

Chicago Title Insurance Company

ENDORSEMENT

Attached to Policy No.: 00000089-X49
Issued by

CHICAGO TITLE INSURANCE COMPANY

The Company insures against loss or damage sustained by the Insured by reason of the failure of a commercial structure, known as 3300 West Olive Avenue, Burbank, California to be located on the Land at Date of Policy.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

Dated: Pro Forma Policy Dated October 29, 2012 v1

CLTA Form 116.01-06 (06-17-06) - Location
ALTA Form 22-06
Exhibit C-30

Chicago Title Insurance Company

ENDORSEMENT

Attached to Policy No.: 00000089-X49
Issued by

CHICAGO TITLE INSURANCE COMPANY

The Company hereby assures the Insured that the Company will not deny liability under the policy or any endorsements issued therewith solely on the grounds that the policy and/or endorsement(s) were issued electronically and/or lack signatures in accordance with Paragraph 15 (c) of the Conditions and Stipulations.
This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

Dated: Pro Forma Policy Dated October 29, 2012 v1

Electronic Signature
Exhibit C-31

Chicago Title Insurance Company

ENDORSEMENT

Attached to Policy No.: 00000089-X49
Issued by

CHICAGO TITLE INSURANCE COMPANY

The Company insures the Insured against loss which the Insured shall sustain by reason of damage to existing improvements, including lawns, shrubbery or trees resulting from the exercise of any right to use the surface of the Land for the extraction or development of the minerals excepted from the description of the Land or shown as a reservation in Schedule B.
This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

•
Dated: Pro Forma Policy Dated October 29, 2012 v1

•

•

•

CLTA ENDORSEMENT FORM 100.29 (Rev. 9-10-93)
ALTA or CLTA - Owner or Lender
(Minerals - Surface Damage)
Exhibit C-32

Chicago Title Insurance Company

ENDORSEMENT

Attached to Policy No.: 00000089-X49
Issued by

CHICAGO TITLE INSURANCE COMPANY

The Company hereby insures the Insured against loss or damage which the Insured shall sustain by reason of the improvements located on the Land encroaching onto the easements shown in Paragraphs 1, 3, 7 and 15 of Schedule B.
This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

•
Dated: Pro Forma Policy Dated October 29, 2012 v1

•

•

•

•

•

•

CLTA ENDORSEMENT FORM 103.6 (Rev. 6-14-96)
ALTA - Lender
(Encroachments - None Exist)
Exhibit C-33

Chicago Title Insurance Company

ENDORSEMENT

Attached to Policy No.: 00000089-X49
Issued by

CHICAGO TITLE INSURANCE COMPANY

The Company insures against loss or damage sustained by the Insured if, at Date of Policy (i) the easement identified as Parcel 3 in Schedule A (the “Easement”) does not provide that portion of the Land identified as Parcel 1 in Schedule A both actual vehicular and pedestrian access to and from Olive Avenue (the “Street”), (ii) the Street is not physically open and publicly maintained, or (iii) the Insured has no right to use existing curb cuts or entries along that portion of the Street abutting the Easement.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

Dated: Pro Forma Policy Dated October 29, 2012 v1

CLTA Form 103.12-06 (06-17-06) - Indirect Access and Entry
ALTA Endorsement Form 17.1-06
ALTA or CLTA - Owner or Lender
Exhibit C-34

EXHIBIT D

GRANT DEED

RECORDING REQUESTED BY AND
WHEN RECORDED MAIL TO:

Gibson, Dunn & Crutcher LLP
2029 Century Park East
Los Angeles, California 90067
Attention: Jesse Sharf

MAIL TAX STATEMENTS TO:

P2 Hudson MC Partners, LLC
c/o Hudson Pacific Properties, Inc.
11601 Wilshire Boulevard, Suite 1600
Los Angeles, California 90025
Attention: Alex Vouvalides

(Above Space for Recorder’s Use Only)

GRANT DEED

The undersigned Grantor declares:

Documentary Transfer Tax is not shown pursuant to Section 11932 of the Revenue and Taxation Code, as amended, and

In the City of Los Angeles, County of Los Angeles, State of California:

FOR VALUABLE CONSIDERATION, receipt of which is hereby acknowledged, 3300 WEST OLIVE, LLC, a Delaware limited liability company (“Grantor”), hereby grants to P2 HUDSON MC PARTNERS, LLC, a Delaware limited liability company (“Grantee”), all of Grantor’s right, title and interest in and to the property described on Exhibit A attached hereto and incorporated herein by reference, located in the City of Burbank, County of Los Angeles, State of California (the “Property”).

(Remainder of Page Intentionally Blank)

Exhibit D-1

IN WITNESS WHEREOF, this Grant Deed has been executed as of the date acknowledged below, but is granted and made effective as of ________________, 20__.

Grantor:                3300 WEST OLIVE, LLC,
a Delaware limited liability company

By:    ___________________________
Name:
Title:

Exhibit D-2

STATE OF CALIFORNIA }
COUNTY OF _____________________} S.S.

On ______________________, _________ before me, ________________________________ _____________________________________, a Notary Public in and for said County and State, personally appeared, _________________________________________________________, who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature: ___________________________________
(Notary Seal)

ATTENTION NOTARY: Although the information requested below is OPTIONAL, it could prevent fraudulent attachment of this certificate to another document.

Title of Document Type:
Number of Pages     including notary acknowledgement
Signors other than named above:
Date of Document:

Exhibit D-1

EXHIBIT A TO GRANT DEED

LEGAL DESCRIPTION OF PROPERTY
(3300 West Olive Avenue, Burbank, CA)
THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AND IS DESCRIBED AS FOLLOWS:
PARCEL 1:
LOTS 55 TO 59 INCLUSIVE AND PORTIONS OF LOTS 50 TO 54 INCLUSIVE AND LOTS 60 TO 62 INCLUSIVE OF TRACT NO. 7553, IN THE CITY OF BURBANK, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 99 PAGES 16 AND 17 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY DESCRIBED AS A WHOLE AS FOLLOWS:
BEGINNING AT THE MOST NORTHERLY CORNER OF SAID LOT 57; THENCE ALONG THE NORTHEASTERLY LINES OF LOTS 57 TO 62 INCLUSIVE, SOUTH 22° 59’ 37” EAST 484.22 FEET; THENCE NORTH 70° 36’ 36” WEST 148.83 FEET; THENCE NORTH 22° 51’ 36” WEST 21.56 FEET; THENCE NORTH 70° 36’ 36” WEST 88.37 FEET; THENCE NORTH 22° 51’ 36” WEST 106.22 FEET; THENCE NORTH 70° 36’ 36” WEST 103.14 FEET TO THE NORTHWESTERLY LINE OF SAID LOT 52; THENCE ALONG SAID NORTHWESTERLY LINE AND THE NORTHWESTERLY LINES OF LOTS 53 THROUGH 57 TO THE POINT OF BEGINNING.
EXCEPT THEREFROM ALL MINERALS, OIL, GASES AND OTHER HYDROCARBONS BY WHATSOEVER NAME KNOWN THAT MAY BE WITHIN OR UNDER THE PARCEL OF LAND HEREINABOVE DESCRIBED, WITHOUT, HOWEVER, THE RIGHT TO DRILL, DIG OR MINE THROUGH THE SURFACE THEREOF, AS RESERVED IN THE DEEDS RECORDED DECEMBER 3, 1965 AS INSTRUMENT NO. 4248, MARCH 11, 1964 AS INSTRUMENT NO. 3500 AND JUNE 23, 1964 AS INSTRUMENT NO. 2275.
SAID LAND IS SHOWN AS PROPOSED PARCEL 2 OF THAT CERTAIN CERTIFICATE OF COMPLIANCE RECORDED MAY 22, 2001 AS INSTRUMENT NO. 01-868383.
PARCEL 2:
ALL RIGHTS AND BENEFITS OF THAT CERTAIN DOCUMENT ENTITLED “DEVELOPMENT RIGHTS DEED AND AGREEMENT”, BY AND BETWEEN NATIONAL BROADCASTING COMPANY, A DELAWARE CORPORATION (“GRANTOR”), NBC PLAZA L.P., A CALIFORNIA LIMITED PARTNERSHIP (“GRANTEE”), AND CITY OF BURBANK, A MUNICIPAL CORPORATION (“CITY”), AS RECORDED SEPTEMBER 27, 1991 AS INSTRUMENT NO. 91-1534540 AND MODIFIED BY A DOCUMENT ENTITLED “FIRST AMENDMENT TO DEVELOPMENT AGREEMENT FOR THE OLIVE-CALIFORNIA PROJECT (PREVIOUSLY CALLED THE NBC PLAZA PROJECT)

Exhibit D-2

AMENDMENT TO PLANNED DEVELOPMENT 89-6” DATED DECEMBER 20, 1996 AND RECORDED APRIL 21, 1997 AS INSTRUMENT NO. 97-596882.
PARCEL 3:
NON-EXCLUSIVE EASEMENTS, COVENANTS, CONDITIONS AND RESTRICTIONS FOR PEDESTRIAN AND VEHICULAR INGRESS AND EGRESS, AS CREATED BY THAT CERTAIN “AGREEMENT FOR GRANT OF EASEMENTS AND ESTABLISHMENT OF COVENANTS, CONDITIONS AND RESTRICTIONS RECORDED IN THE OFFICIAL RECORDS ON NOVEMBER 24, 2003 AS INSTRUMENT NO. 03-3535733 ON, OVER, ACROSS AND THROUGH THOSE PORTIONS OF THE LAND SHOWN AS PROPOSED PARCEL 1 OF THAT CERTAIN CERTIFICATE OF COMPLIANCE RECORDED MAY 22, 2001 AS INSTRUMENT NO. 01-868383.
Assessor’s Parcel Number: 2483-023-452

Exhibit D-3

EXHIBIT E

BILL OF SALE AND GENERAL ASSIGNMENT

THIS BILL OF SALE AND GENERAL ASSIGNMENT (“Bill of Sale”) is made as of ______________ ___, 20__ by 3300 WEST OLIVE, LLC, a Delaware limited liability company (“Transferor”), in favor of P2 HUDSON MC PARTNERS, LLC, a Delaware limited liability company (“Transferee”).
W I T N E S S E T H:
WHEREAS, Media Center Development, LLC, a Delaware limited liability company, and Hudson MC Partners, LLC, a Delaware limited liability company, entered into that certain Acquisition and Contribution Agreement dated as of _______________, 2012 (“Agreement”) with respect to the transfer of certain Land identified on Schedule A attached hereto and the Improvements located thereon. (Any term with its initial letter capitalized and not otherwise defined herein shall have the meaning set forth in the Agreement.)
WHEREAS, pursuant to the Agreement, Transferor is obligated to transfer to Transferee title to the Personal Property, Permits, Plans and Records and Intangible Property, including all of Transferor’s rights, title and interest in and to any and all escrow and reserve accounts maintained by Transferor or Lender in connection with the Loan Obligation (collectively, the “Transferred Property”).
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Transferor does hereby absolutely, irrevocably and unconditionally give, grant, bargain, transfer, set over, assign, convey, release, confirm and deliver to Transferee all of the Transferred Property.
Transferor hereby represents and warrants to Transferee that the Transferred Property is free and clear of all Liens, prior assignments and any other matters affecting title, other than the Permitted Exceptions.
This Bill of Sale and the obligations of the parties hereunder shall survive the closing of the transactions referred to in the Agreement, and shall be binding upon and inure to the benefit of Transferor and Transferee, their respective legal representatives, successors and assigns.
This Bill of Sale (a) may be executed in counterparts, each of which shall be deemed an original, and both of which together shall constitute one and the same instrument, (b) shall be governed by and construed in accordance with the laws of the State of California, and (c) may not be modified or amended except by written agreement signed by both Transferor and Transferee.
If any action or proceeding is commenced by either party to enforce its rights under this Bill of Sale, the substantially prevailing party in such action or proceeding shall be awarded all reasonable costs and expenses incurred in such action or proceeding, including reasonable attorneys’ fees and costs, in addition to any other relief awarded by the court.

Exhibit E-1

Nothing in this Bill of Sale alters or amends any covenants, representations, warranties or indemnities set forth in the Agreement, all of which shall be independent of the terms and conditions of this Bill of Sale.
(Remainder of Page Intentionally Blank)

Exhibit E-2

IN WITNESS WHEREOF, the parties have executed this Bill of Sale on the day and year first above written.
TRANSFEROR:

3300 WEST OLIVE, LLC,
a Delaware limited liability company

By:    ___________________________
Name:    ___________________________
Title:    ___________________________

TRANSFEREE:

P2 HUDSON MC PARTNERS, LLC,
a Delaware limited liability company

By:    ___________________________
Name:    ___________________________
Title:    ___________________________

Exhibit E-3

SCHEDULE A TO
BILL OF SALE AND GENERAL ASSIGNMENT

LAND

(3300 West Olive Avenue, Burbank, CA)
THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AND IS DESCRIBED AS FOLLOWS:
PARCEL 1:
LOTS 55 TO 59 INCLUSIVE AND PORTIONS OF LOTS 50 TO 54 INCLUSIVE AND LOTS 60 TO 62 INCLUSIVE OF TRACT NO. 7553, IN THE CITY OF BURBANK, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 99 PAGES 16 AND 17 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY DESCRIBED AS A WHOLE AS FOLLOWS:
BEGINNING AT THE MOST NORTHERLY CORNER OF SAID LOT 57; THENCE ALONG THE NORTHEASTERLY LINES OF LOTS 57 TO 62 INCLUSIVE, SOUTH 22° 59’ 37” EAST 484.22 FEET; THENCE NORTH 70° 36’ 36” WEST 148.83 FEET; THENCE NORTH 22° 51’ 36” WEST 21.56 FEET; THENCE NORTH 70° 36’ 36” WEST 88.37 FEET; THENCE NORTH 22° 51’ 36” WEST 106.22 FEET; THENCE NORTH 70° 36’ 36” WEST 103.14 FEET TO THE NORTHWESTERLY LINE OF SAID LOT 52; THENCE ALONG SAID NORTHWESTERLY LINE AND THE NORTHWESTERLY LINES OF LOTS 53 THROUGH 57 TO THE POINT OF BEGINNING.
EXCEPT THEREFROM ALL MINERALS, OIL, GASES AND OTHER HYDROCARBONS BY WHATSOEVER NAME KNOWN THAT MAY BE WITHIN OR UNDER THE PARCEL OF LAND HEREINABOVE DESCRIBED, WITHOUT, HOWEVER, THE RIGHT TO DRILL, DIG OR MINE THROUGH THE SURFACE THEREOF, AS RESERVED IN THE DEEDS RECORDED DECEMBER 3, 1965 AS INSTRUMENT NO. 4248, MARCH 11, 1964 AS INSTRUMENT NO. 3500 AND JUNE 23, 1964 AS INSTRUMENT NO. 2275.
SAID LAND IS SHOWN AS PROPOSED PARCEL 2 OF THAT CERTAIN CERTIFICATE OF COMPLIANCE RECORDED MAY 22, 2001 AS INSTRUMENT NO. 01-868383.
PARCEL 2:
ALL RIGHTS AND BENEFITS OF THAT CERTAIN DOCUMENT ENTITLED “DEVELOPMENT RIGHTS DEED AND AGREEMENT”, BY AND BETWEEN NATIONAL BROADCASTING COMPANY, A DELAWARE CORPORATION (“GRANTOR”), NBC PLAZA L.P., A CALIFORNIA LIMITED PARTNERSHIP (“GRANTEE”), AND CITY OF BURBANK, A MUNICIPAL CORPORATION (“CITY”), AS RECORDED SEPTEMBER 27, 1991 AS INSTRUMENT NO. 91-1534540 AND MODIFIED BY A DOCUMENT ENTITLED

Exhibit E-4

“FIRST AMENDMENT TO DEVELOPMENT AGREEMENT FOR THE OLIVE-CALIFORNIA PROJECT (PREVIOUSLY CALLED THE NBC PLAZA PROJECT) AMENDMENT TO PLANNED DEVELOPMENT 89-6” DATED DECEMBER 20, 1996 AND RECORDED APRIL 21, 1997 AS INSTRUMENT NO. 97-596882.
PARCEL 3:
NON-EXCLUSIVE EASEMENTS, COVENANTS, CONDITIONS AND RESTRICTIONS FOR PEDESTRIAN AND VEHICULAR INGRESS AND EGRESS, AS CREATED BY THAT CERTAIN “AGREEMENT FOR GRANT OF EASEMENTS AND ESTABLISHMENT OF COVENANTS, CONDITIONS AND RESTRICTIONS RECORDED IN THE OFFICIAL RECORDS ON NOVEMBER 24, 2003 AS INSTRUMENT NO. 03-3535733 ON, OVER, ACROSS AND THROUGH THOSE PORTIONS OF THE LAND SHOWN AS PROPOSED PARCEL 1 OF THAT CERTAIN CERTIFICATE OF COMPLIANCE RECORDED MAY 22, 2001 AS INSTRUMENT NO. 01-868383.
Assessor’s Parcel Number: 2483-023-452

Exhibit E-5

EXHIBIT F

ASSIGNMENT AND ASSUMPTION OF LEASES AND CONTRACTS

THIS ASSIGNMENT AND ASSUMPTION OF LEASES AND CONTRACTS (this “Assignment”) is made as of _______________ ___, 20__, by and between 3300 WEST OLIVE, LLC, a Delaware limited liability company (“Assignor”), and P2 HUDSON MC PARTNERS, LLC, a Delaware limited liability company (“Assignee”).
WITNESSETH:
WHEREAS, pursuant to that certain Acquisition and Contribution Agreement dated as of _________, 2012 (the “Agreement”), between Media Center Development, LLC, a Delaware limited liability company and Hudson MC Partners, LLC, a Delaware limited liability company (any term with its initial letter capitalized and not otherwise defined herein having the meaning set forth in the Agreement), Assignee has this date acquired from Assignor certain Land identified on Schedule A attached hereto and the Improvements thereon; and
WHEREAS, under the terms and conditions of the Agreement, it was contemplated that Assignor and Assignee would enter into this Assignment.
NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto do hereby agree as follows:
AGREEMENT:
1.    Assignor hereby irrevocably transfers, sets over, conveys and assigns to Assignee the following described property:
(a)    All right, title and interest of Assignor as landlord under the Leases which are identified on the rent roll attached hereto as Schedule B (the “Rent Roll”) and all Tenant Deposits made thereunder; and
(b)    All right, title and interest of Assignor in and to the Contracts, to the extent assignable, and have not been excluded pursuant to the terms of the Agreement.
TO HAVE AND TO HOLD all of the foregoing unto the Assignee, its successors and assigns, from and after the date hereof, subject to the terms, covenants, conditions and provisions contained herein.
2.    Assignee hereby accepts the foregoing assignment of Leases (including Tenant Deposits made thereunder to the extent Assignee has received such Tenant Deposits in cash pursuant to the Agreement or has been credited with such Tenant Deposits pursuant to Article XII of the Agreement) and Contracts, in each case, from and after the date hereof, and assumes the obligations thereunder first arising from and after the date hereof.

Exhibit F-1

3.    This Assignment and the obligations of the parties hereunder shall survive the closing of the transactions referred to in the Agreement, and shall be binding upon and inure to the benefit of the parties hereto, their respective legal representatives, successors and assigns.
4.    This Assignment (a) may be executed in counterparts, each of which shall be deemed an original, and both of which together shall constitute one and the same instrument, (b) shall be governed by and construed in accordance with the laws of the State in which the Property is located, and (c) may not be modified or amended except by written agreement signed by both parties.
5.    (a)    Assignor agrees to indemnify, protect, hold harmless and, if requested by Assignee in Assignee’s sole and absolute discretion, defend (with counsel of Assignee’s choosing) Assignee and any of their respective successors and assigns, from any and all Losses to the extent arising out of or in connection with any personal injury, property damage or any other liability related to the ownership, operation or maintenance of the Property existing or occurring before the Closing.
(b)    Assignee agrees to indemnify, protect, hold harmless and, if requested by Assignor in Assignor’s sole and absolute discretion, defend (with counsel of Assignor’s choosing) Assignor, its permitted successors and permitted assigns, from any and all Losses to the extent arising out of or in connection with any personal injury, property damage or any other liability related to the ownership or operation of the Property first existing or occurring after the Closing.
6.    If any action or proceeding is commenced by either party to enforce its rights under this Assignment, the substantially prevailing party in such action or proceeding shall be awarded all reasonable costs and expenses incurred in such action or proceeding, including reasonable attorneys’ fees and costs, in addition to any other relief awarded by the court.
7.    Nothing in this Assignment alters or amends any covenants, representations, warranties or indemnities set forth in the Agreement, all of which shall be independent of the terms and conditions of this Assignment.
(Remainder of Page Intentionally Blank)

Exhibit F-2

IN WITNESS WHEREOF, the parties have executed this Assignment on the day and year first above written.
ASSIGNOR:

3300 WEST OLIVE, LLC,
a Delaware limited liability company

By:    ___________________________
Name:    ___________________________
Title:    ___________________________

ASSIGNEE:

P2 HUDSON MC PARTNERS, LLC,
a Delaware limited liability company

By:    ___________________________
Name:    ___________________________
Title:    ___________________________

Exhibit F-3

SCHEDULE A TO
ASSIGNMENT AND ASSUMPTION OF LEASES AND CONTRACTS

LAND

(3300 West Olive Avenue, Burbank, CA)
THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AND IS DESCRIBED AS FOLLOWS:
PARCEL 1:
LOTS 55 TO 59 INCLUSIVE AND PORTIONS OF LOTS 50 TO 54 INCLUSIVE AND LOTS 60 TO 62 INCLUSIVE OF TRACT NO. 7553, IN THE CITY OF BURBANK, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 99 PAGES 16 AND 17 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY DESCRIBED AS A WHOLE AS FOLLOWS:
BEGINNING AT THE MOST NORTHERLY CORNER OF SAID LOT 57; THENCE ALONG THE NORTHEASTERLY LINES OF LOTS 57 TO 62 INCLUSIVE, SOUTH 22° 59’ 37” EAST 484.22 FEET; THENCE NORTH 70° 36’ 36” WEST 148.83 FEET; THENCE NORTH 22° 51’ 36” WEST 21.56 FEET; THENCE NORTH 70° 36’ 36” WEST 88.37 FEET; THENCE NORTH 22° 51’ 36” WEST 106.22 FEET; THENCE NORTH 70° 36’ 36” WEST 103.14 FEET TO THE NORTHWESTERLY LINE OF SAID LOT 52; THENCE ALONG SAID NORTHWESTERLY LINE AND THE NORTHWESTERLY LINES OF LOTS 53 THROUGH 57 TO THE POINT OF BEGINNING.
EXCEPT THEREFROM ALL MINERALS, OIL, GASES AND OTHER HYDROCARBONS BY WHATSOEVER NAME KNOWN THAT MAY BE WITHIN OR UNDER THE PARCEL OF LAND HEREINABOVE DESCRIBED, WITHOUT, HOWEVER, THE RIGHT TO DRILL, DIG OR MINE THROUGH THE SURFACE THEREOF, AS RESERVED IN THE DEEDS RECORDED DECEMBER 3, 1965 AS INSTRUMENT NO. 4248, MARCH 11, 1964 AS INSTRUMENT NO. 3500 AND JUNE 23, 1964 AS INSTRUMENT NO. 2275.
SAID LAND IS SHOWN AS PROPOSED PARCEL 2 OF THAT CERTAIN CERTIFICATE OF COMPLIANCE RECORDED MAY 22, 2001 AS INSTRUMENT NO. 01-868383.
PARCEL 2:
ALL RIGHTS AND BENEFITS OF THAT CERTAIN DOCUMENT ENTITLED “DEVELOPMENT RIGHTS DEED AND AGREEMENT”, BY AND BETWEEN NATIONAL BROADCASTING COMPANY, A DELAWARE CORPORATION (“GRANTOR”), NBC PLAZA L.P., A CALIFORNIA LIMITED PARTNERSHIP (“GRANTEE”), AND CITY OF BURBANK, A MUNICIPAL CORPORATION (“CITY”), AS RECORDED SEPTEMBER 27, 1991 AS INSTRUMENT NO. 91-1534540 AND MODIFIED BY A DOCUMENT ENTITLED

Exhibit F-4

“FIRST AMENDMENT TO DEVELOPMENT AGREEMENT FOR THE OLIVE-CALIFORNIA PROJECT (PREVIOUSLY CALLED THE NBC PLAZA PROJECT) AMENDMENT TO PLANNED DEVELOPMENT 89-6” DATED DECEMBER 20, 1996 AND RECORDED APRIL 21, 1997 AS INSTRUMENT NO. 97-596882.
PARCEL 3:
NON-EXCLUSIVE EASEMENTS, COVENANTS, CONDITIONS AND RESTRICTIONS FOR PEDESTRIAN AND VEHICULAR INGRESS AND EGRESS, AS CREATED BY THAT CERTAIN “AGREEMENT FOR GRANT OF EASEMENTS AND ESTABLISHMENT OF COVENANTS, CONDITIONS AND RESTRICTIONS RECORDED IN THE OFFICIAL RECORDS ON NOVEMBER 24, 2003 AS INSTRUMENT NO. 03-3535733 ON, OVER, ACROSS AND THROUGH THOSE PORTIONS OF THE LAND SHOWN AS PROPOSED PARCEL 1 OF THAT CERTAIN CERTIFICATE OF COMPLIANCE RECORDED MAY 22, 2001 AS INSTRUMENT NO. 01-868383.
Assessor’s Parcel Number: 2483-023-452

Exhibit F-5

SCHEDULE B TO
ASSIGNMENT AND ASSUMPTION OF LEASES AND CONTRACTS

RENT ROLL

Exhibit F-6

EXHIBIT G

FORM OF OWNER’S AFFIDAVIT

Order No.	00000089-X49
County	Los Angeles
State	CA

Insured	P2 Hudson MC Partners, LLC

OWNER’S AFFIDAVIT

The undersigned, of legal age, being first duly sworn, deposes and says:

1.
That Affiant is the _______________ of _________________________, the managing member of 3300 West Olive, LLC, a Delaware limited liability company, which is the owner (the “Owner”) of certain premises located in the County of Los Angeles, State of California, further described on Preliminary Title Report/Commitment No. 00000089-X49 (the “Land”).

2.	[FILL IN APPLICABLE PARAGRAPH A or B / STRIKE IF NOT APPLICABLE]

A.
    That during the period of six (6) months immediately preceding the date of this affidavit, no work has been done, no surveys or architectural or engineering plans have been prepared, and no materials have been furnished in connection with the erection, equipment, repair, protection or removal of any building or other structure on the Land or in connection with the improvement of the Land in any manner whatsoever; OR

B.
    That during the period of six (6) months immediately preceding the date of this affidavit, certain work has been done and materials furnished in connection with _________________________________________________ ______________________________________________________________________________________________________________________________

[STATE GENERAL NATURE OF THE WORK] upon the Land in the approximate total amount of $_____________, but that no work whatever remains to be done and that no materials remain to be furnished to complete the construction in full compliance with the plans and specifications, nor are there any unpaid bills incurred for labor and materials used in making such improvements or repairs upon the Land, or for the services of architects, surveyors or engineers, except as follows:____________________________________________________________

Exhibit G-1

______________________________________________________________________________________________________________________________________.
Owner, by the undersigned Affiant, agrees to indemnify and hold harmless Chicago Title Insurance Company against any and all claims arising therefrom.

3.
That Owner has not previously conveyed the Land, is not a debtor in bankruptcy (and if a partnership, the general partner thereof is not a debtor in bankruptcy), and has not received notice of any pending court action affecting the title to the Land.

4.
That, except as shown in the above referenced Preliminary Report/Commitment, there are no unpaid or unsatisfied security deeds, mortgages, deeds of trust, UCC Financing Statements, there are no violations of covenants, conditions and restrictions, claims of lien, special assessments for water, sewage or street improvements, or taxes that constitute a lien against the Land or that affect the Land but have not been recorded in the public records.

5.	That the Land is currently in use as an office building.

6.	That there are no other persons or entities that assert an ownership interest in the Land, nor are there unrecorded easements, claims of easement, or boundary disputes that affect the Land.

7.	That there are no outstanding options to purchase or rights of first refusal affecting the Land.

8.
That this affidavit is made with the intention that Chicago Title Insurance Company (the “Company”) and its policy issuing agents will rely upon it in issuing their title insurance policies and endorsements. Owner, by the undersigned Affiant, agrees to indemnify the Company against loss or damage (including reasonable attorneys’ fees, expenses and costs) incurred by the Company as a result of any untrue statement made herein.

I hereby declare under penalty of perjury that the foregoing is true and correct.

Dated this ______ day of _____________, 20__.

“OWNER”

3300 WEST OLIVE, LLC,
a Delaware limited liability company

Exhibit G-2

By:    ___________________________
Name:    ___________________________
Title:    ___________________________

Exhibit G-3

EXHIBIT H

FORM OF NON-IMPUTATION ENDORSEMENT AFFIDAVIT

NON-IMPUTATION ENDORSEMENT AFFIDAVIT

Attached to Policy No. 00000089-X49

Issued By

CHICAGO TITLE INSURANCE COMPANY

County: Los Angeles

STATE OF CALIFORNIA }
COUNTY OF _____________________} S.S.

The undersigned being duly sworn upon oath represents and affirms the following:

The undersigned has reviewed the attached Preliminary Report No. 00000089-X49 and that in reference to the land described therein, the undersigned has not done anything to create any lien, encumbrance, transfer of interest, constructive trust or other equity in said land not disclosed in said Preliminary Report, except for the following matters: (if none, so state)    ______________________________________________________________________

______________________________________________________________________

nor, does the undersigned have any knowledge of any claim of an interest in or to said land not disclosed in the Preliminary Report, except for the following matters: (if none so state).

The undersigned gives this affidavit to induce Chicago Title Insurance Company to issue and attach its Non-Imputation Endorsement to the policy of title insurance when issued under the above order.

The undersigned acknowledges that Chicago Title Insurance Company, in issuing its Non-Imputation Endorsement, will rely upon the representation and affirmation of the undersigned set forth above.

[Signatures on Next Page]

Exhibit H-1

MEDIA CENTER DEVELOPMENT, LLC,
a Delaware limited liability company

By:
Name:
Its:

SUBSCRIBED AND SWORN TO (or affirmed) before me on this
_________ day of ________________________, __________, by
________________________________ proved to me on the basis
of satisfactory evidence to be the person(s) who appeared before me.

Notary Signature: ____________________________________

(Notary Seal)

Exhibit H-2

EXHIBIT I

ACKNOWLEDGMENT AND ACCEPTANCE
OF ADMISSION OF MEMBER

THIS ACKNOWLEDGMENT AND ACCEPTANCE OF ADMISSION OF MEMBER, is made and entered into as of ____________ ___, 20___ (this “Acknowledgment”), by and between HUDSON JW, LLC, a Delaware limited liability company (“Administrative Member”), and MEDIA CENTER PARTNERS, LLC, a California limited liability company (“Sponsor”, and together with Administrative Member, the “Existing Members”), and MEDIA CENTER DEVELOPMENT, LLC, a Delaware limited liability company (the “Admitted”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in that certain Limited Liability Company Agreement of Hudson MC Partners, LLC, dated as of November __, 2012 (as amended to date, the “JV Agreement”).
WHEREAS, the Existing Members are the Members of Hudson MC Partners, LLC, a Delaware limited liability company (the “Joint Venture”), under the JV Agreement;
WHEREAS, the Admitted has contributed to the Joint Venture certain assets in exchange for the Membership Interests (as defined in that certain Acquisition and Contribution Agreement, of even date herewith, by and between Admitted, as “Transferor”, and P2 Hudson MC Partners, LLC, a Delaware limited liability company, as “Transferee”); and
WHEREAS, each of the Existing Members desires to evidence the admission of the Admitted as a Member in the Joint Venture, and the Admitted desires to evidence acceptance of such admission to the Joint Venture.
NOW, THEREFORE, in consideration of the foregoing and the covenants of the parties set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, subject to the terms and conditions set forth herein, the parties hereby agree as follows:
1.    Schedule A to the JV Agreement is hereby amended and supplemented by the addition of the line items set forth in Schedule A attached to this Acknowledgment.
2.    In accordance with the terms of the JV Agreement, each of the Existing Members hereby approves the admission of the Admitted as a Member of the Joint Venture with the interests in the Joint Venture set forth in Schedule A attached to this Acknowledgment.
3.    Each of the Existing Members hereby certifies that a true and correct copy of the JV Agreement has been delivered to the Admitted prior to the date hereof.
4.    This Acknowledgment shall be binding upon the parties hereto and their respective successors, assigns, heirs and legal representatives and may be relied upon by them and by other third parties.

Exhibit I-1

5.    By its signature below, the Admitted hereby accepts admission to the Joint Venture as a Member and agrees to be bound by all of the provisions of the JV Agreement, which are incorporated herein by this reference, and to perform each and all of the obligations as Pinnacle 2 Sponsor Affiliate (as defined in the JV Agreement) and as a Member and Sponsor thereunder.
(Remainder of Page Intentionally Blank)

Exhibit I-2

IN WITNESS WHEREOF, the parties hereto have executed this Acknowledgment and the attachment counterpart signature page to the JV Agreement effective as of the date first written above.

EXISTING MEMBERS:

HUDSON JW, LLC,
a Delaware limited liability company

By:    ___________________________
Name:    ___________________________
Title:    ___________________________

MEDIA CENTER PARTNERS, LLC,
a California limited liability company

By:    ___________________________
Name:    ___________________________
Title:    ___________________________

THE ADMITTED:

MEDIA CENTER DEVELOPMENT, LLC,
a Delaware limited liability company

By:    ___________________________
Name:    ___________________________
Title:    ___________________________

Exhibit I-3

SCHEDULE A TO
ACKNOWLEDGMENT AND ACCEPTANCE OF ADMISSION OF MEMBER

MEMBERS, CONTRIBUTIONS AND MEMBERSHIP INTEREST

Name and Address of Additional Member	Net Agreed Value of Contributed Property	Membership Interest
	[________]	[________]
Name: Media Center Development, LLC Address: Media Center Development, LLC c/o M. David Paul Development LLC 100 Wilshire Boulevard, Suite 1600 Santa Monica, California 90401 Attention: Jeffrey M. Worthe

Exhibit I-4

EXHIBIT J

FORM OF CERTIFICATE OF NON-FOREIGN STATUS

NON-FOREIGN AFFIDAVIT OF
MEDIA CENTER DEVELOPMENT, LLC
[_______________], 20[__]
Section 1445 of the Internal Revenue Code of 1986, as amended (the “IRC”), provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. In addition, Section 18662 of the California Revenue and Taxation Code provides that, subject to certain exceptions, a transferee of a California real property interest must withhold tax if the transferor is an individual, or is a non-individual that is not a California resident. To inform P2 Hudson MC Partners, LLC, a Delaware limited liability company (“Transferee”), that withholding of tax is not required upon the disposition of a U.S. or California real property interest, more particularly described on Exhibit A attached hereto, by Media Center Development, LLC, a Delaware limited liability company (“Transferor”), the undersigned hereby certifies the following on behalf of Transferor:
1.Transferor is not a foreign person, foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the IRC and the regulations promulgated thereunder);
2.Transferor is not a disregarded entity as defined in §1.1445-2(b)(2)(iii) of the IRC;
3.Transferor’s U.S. taxpayer I.D. number is [________________];
4.Transferor’s office address is c/o [________________________________]; and
5.Transferor owns one hundred percent (100%) of the equity interests in 3300 West Olive, LLC, a Delaware limited liability company, which is an entity disregarded as separate from its owner for purposes of Treasury Regulation Section 1.1445-2(b)(2)(iii).
Transferor understands that this certification may be disclosed to the Internal Revenue Service and/or the California Franchise Tax Board by Transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.
Under penalties of perjury, I (the undersigned signatory signing on behalf of the Transferor below) declare that I have examined the foregoing certification and, to the best of my knowledge and belief, it is true, correct, and complete, and I further declare that I have authority to sign this document on behalf of Transferor.
[Remainder of Page Intentionally Left Blank; Signature on Next Page]

Exhibit J-1

MEDIA CENTER DEVELOPMENT, LLC,
a Delaware limited liability company,

By:    Media Center Partners, LLC,
a California limited liability company,
its managing member

By:    _____________________
Name:    Jeffery M. Worthe
        Its:    Vice President

Exhibit J-2

EXHIBIT A
THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AND IS DESCRIBED AS FOLLOWS:
PARCEL 1:
LOTS 55 TO 59 INCLUSIVE AND PORTIONS OF LOTS 50 TO 54 INCLUSIVE AND LOTS 60 TO 62 INCLUSIVE OF TRACT NO. 7553, IN THE CITY OF BURBANK, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 99 PAGES 16 AND 17 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY DESCRIBED AS A WHOLE AS FOLLOWS:
BEGINNING AT THE MOST NORTHERLY CORNER OF SAID LOT 57; THENCE ALONG THE NORTHEASTERLY LINES OF LOTS 57 TO 62 INCLUSIVE, SOUTH 22° 59’ 37” EAST 484.22 FEET; THENCE NORTH 70° 36’ 36” WEST 148.83 FEET; THENCE NORTH 22° 51’ 36” WEST 21.56 FEET; THENCE NORTH 70° 36’ 36” WEST 88.37 FEET; THENCE NORTH 22° 51’ 36” WEST 106.22 FEET; THENCE NORTH 70° 36’ 36” WEST 103.14 FEET TO THE NORTHWESTERLY LINE OF SAID LOT 52; THENCE ALONG SAID NORTHWESTERLY LINE AND THE NORTHWESTERLY LINES OF LOTS 53 THROUGH 57 TO THE POINT OF BEGINNING.
EXCEPT THEREFROM ALL MINERALS, OIL, GASES AND OTHER HYDROCARBONS BY WHATSOEVER NAME KNOWN THAT MAY BE WITHIN OR UNDER THE PARCEL OF LAND HEREINABOVE DESCRIBED, WITHOUT, HOWEVER, THE RIGHT TO DRILL, DIG OR MINE THROUGH THE SURFACE THEREOF, AS RESERVED IN THE DEEDS RECORDED DECEMBER 3, 1965 AS INSTRUMENT NO. 4248, MARCH 11, 1964 AS INSTRUMENT NO. 3500 AND JUNE 23, 1964 AS INSTRUMENT NO. 2275.
SAID LAND IS SHOWN AS PROPOSED PARCEL 2 OF THAT CERTAIN CERTIFICATE OF COMPLIANCE RECORDED MAY 22, 2001 AS INSTRUMENT NO. 01-868383.
PARCEL 2:
ALL RIGHTS AND BENEFITS OF THAT CERTAIN DOCUMENT ENTITLED “DEVELOPMENT RIGHTS DEED AND AGREEMENT”, BY AND BETWEEN NATIONAL BROADCASTING COMPANY, A DELAWARE CORPORATION (“GRANTOR”), NBC PLAZA L.P., A CALIFORNIA LIMITED PARTNERSHIP (“GRANTEE”), AND CITY OF BURBANK, A MUNICIPAL CORPORATION (“CITY”), AS RECORDED SEPTEMBER 27, 1991 AS INSTRUMENT NO. 91-1534540 AND MODIFIED BY A DOCUMENT ENTITLED “FIRST AMENDMENT TO DEVELOPMENT AGREEMENT FOR THE OLIVE-CALIFORNIA PROJECT (PREVIOUSLY CALLED THE NBC PLAZA PROJECT) AMENDMENT TO PLANNED DEVELOPMENT 89-6” DATED DECEMBER 20, 1996 AND RECORDED APRIL 21, 1997 AS INSTRUMENT NO. 97-596882.

Exhibit J-3

PARCEL 3:
NON-EXCLUSIVE EASEMENTS, COVENANTS, CONDITIONS AND RESTRICTIONS FOR PEDESTRIAN AND VEHICULAR INGRESS AND EGRESS, AS CREATED BY THAT CERTAIN “AGREEMENT FOR GRANT OF EASEMENTS AND ESTABLISHMENT OF COVENANTS, CONDITIONS AND RESTRICTIONS RECORDED IN THE OFFICIAL RECORDS ON NOVEMBER 24, 2003 AS INSTRUMENT NO. 03-3535733 ON, OVER, ACROSS AND THROUGH THOSE PORTIONS OF THE LAND SHOWN AS PROPOSED PARCEL 1 OF THAT CERTAIN CERTIFICATE OF COMPLIANCE RECORDED MAY 22, 2001 AS INSTRUMENT NO. 01-868383.
Assessor’s Parcel Number: 2483-023-452

Exhibit J-4

EXHIBIT K

TENANT NOTIFICATION LETTER

Letterhead of Transferor

[Date]

RE:    Lease (the “Lease”) for office space in the Pinnacle II Office Building, located at 3300 West Olive Avenue, Burbank, California (the “Building”)
Dear Tenant of Pinnacle II Office Building:
Please be advised that, effective as of the date of this letter, P2 Hudson MC Partners, LLC, a Delaware limited liability company (“Transferee”), has acquired the Building, and in connection with the transfer, (i) 3300 West Olive, LLC, a Delaware limited liability company (“Transferor”), has conveyed to Transferee all of Transferor’s right, title, and interest under the Lease, (ii) Transferor has transferred to Transferee any and all unapplied and refundable portions of your security and/or other deposits, and (iii) Transferee has assumed all rights and obligations under the Lease arising from and after the date of this letter. From and after the date of this letter, you are advised to perform all of your duties under the Lease directly to Transferee. Please make all rent payments and provide all notices under the Lease to Transferee at the below address:
P2 HUDSON MC PARTNERS, LLC,
a Delaware limited liability company

c/o Hudson Pacific Properties, Inc.
11601 Wilshire Boulevard, Suite 1600
Los Angeles, California 90025

Sincerely,
3300 WEST OLIVE, LLC,
a Delaware limited liability company

By:    ___________________________
Name:    ___________________________
Title:    ___________________________

Exhibit K-1

EXHIBIT L

FORM OF AUDIT LETTER

[Issuance Date]

Ernst & Young LLP

725 S. Figueroa Street Los Angeles, CA 90017

In connection with your audit of the statements of revenues and certain expenses of the [name of company or branch, division or department] (“the Property”) for the year ended [balance sheet date(s)] and for the [period(s) then ended], we recognize that obtaining representations from us concerning the information contained in this letter is a significant procedure in enabling you to form an opinion whether the statements of revenues and certain expenses present fairly, in all material respects, the results of operations in conformity with U.S. generally accepted accounting principles as modified to conform with Regulation S-X, Rule 3-14 of the Securities and Exchange Commission (“Rule 3-14”).
Certain representations in this letter are described as being limited to matters that are material. Items are considered material, regardless of size, if they involve an omission or misstatement of accounting information that, in light of surrounding circumstances, makes it probable that the judgment of a reasonable person relying on the information would be changed or influenced by the omission or misstatement.
Accordingly, we make the following representations, which are true to the best of our knowledge and belief:
Management’s Responsibilities
We recognize that, as members of management of the Property, we are responsible for the fair presentation of the statements of revenues and certain expenses. We believe the statements of revenues and certain expenses is fairly presented in conformity with U.S. generally accepted accounting principles as modified to conform with Rule 3-14, applied on a consistent basis.
We have made available to your representatives all financial records and related data.
Unrecorded Audit Differences
There are no unrecorded audit differences identified during the current audit and pertaining to the latest period presented.
Minutes and Contracts

Exhibit L-1

We do not have formal meetings of the members or directors of the Company and we do not keep minutes of any meetings of the members or directors to the Company. Accordingly, we did not provide you with any minutes of meetings of members or directors. However, we have disclosed to you all significant matters discussed at those meetings.

We also have made available to you all significant contracts and agreements and have communicated to you all significant oral agreements. We have complied with all aspects of contractual agreements that would have a material effect on the statements of revenues and certain operating expenses in the event of noncompliance.
Internal Control
There are no transactions of a material nature, individually or in the aggregate, that have not been properly recorded in the accounting records underlying the statements of revenues and certain expenses.
We are not aware of any significant deficiencies or material weaknesses in the design or operation of internal control over financial reporting.
Risks and Uncertainties
There are no risks and uncertainties related to significant estimates and current vulnerabilities due to material concentrations that have not been disclosed in accordance with Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) 275, Risks and Uncertainties.
Presentation of Statements of Revenues and Certain Expenses
The presentation of the statements of revenues and certain expenses is being presented for the most recent fiscal year available instead of the three most recent years based on the following factors: (i) the Property were acquired from an unaffiliated party and (ii) based on due diligence of the Property, management is not aware of any material factors relating to the Property that would cause the financial information not to be necessarily indicative of future operating results.
Revenues
All revenue recognized during the year ended [for the [period(s) then ended] has been realized (or is realizable) and earned.
Contingent Liabilities
There are no unasserted claims or assessments, including those our lawyers have advised us of, that are probable of assertion and must be disclosed in accordance with Accounting Standards Codification (ASC) 450-20, Loss Contingencies.
There have been no violations or possible violations of laws or regulations in any jurisdiction whose effects should be considered for disclosure in the statements of revenues and certain expenses or as a basis for recording a loss contingency.
There have been no internal investigations or communications from regulatory agencies or government representatives concerning investigations or allegations of noncompliance with laws

Exhibit L-2

or regulations in any jurisdiction, or deficiencies in financial reporting practices, or other matters that could have a material effect on the statements of revenues and certain expenses.
There are no other liabilities or gain or loss contingencies considered material, individually or in the aggregate, that are required to be accrued or disclosed by ASC 450, nor are there any gain contingencies reflected in earnings that are not in conformity with the provisions of ASC 450.
We have not consulted a lawyer concerning litigation, claims, or assessments.
Oral or Written Guarantees
There are no oral or written guarantees including guarantees of the debt of others.
Fraud
We acknowledge our responsibility for the design and implementation of programs and controls to prevent and detect fraud. We have no knowledge of any fraud or suspected fraud involving management or other employees who have a significant role in the Property’s internal control over financial reporting. In addition, we have no knowledge of any fraud or suspected fraud involving other employees where the fraud could have a material effect on the statements of revenues and certain expenses. We have disclosed to you all allegations of financial improprieties, including fraud or suspected fraud, coming to our attention (regardless of the source or form and including, without limitation, allegations by “whistle-blowers”) where such allegations could result in a misstatement of the statements of revenues and certain expenses or otherwise affect the financial reporting of the Property.
Independence and Conflicts of Interest
We are not aware of any capital lease, material cooperative arrangement, or other business relationship between the Property and Ernst & Young LLP or any other member firm of the global Ernst & Young organization.
We are not aware of any reason that Ernst & Young LLP would not be considered to be independent for purposes of the Property’s audit.
There are no instances where any officer or employee of the Property has an interest in a property with which the Property do business that would be considered a “conflict of interest.” Such an interest would be contrary to Property’s policy.
Related Party Transactions
Transactions with related parties, as defined in ASC 850-10, Related Party Disclosures, and related amounts receivable or payable, including sales, purchases, loans, transfers, leasing arrangements, and guarantees, have been properly recorded and/or disclosed in the statements of revenues and certain expenses.
Subsequent Events
Subsequent to [balance sheet date(s)], no events or transactions have occurred or are pending that would have a material effect on the statements of revenues and certain expenses at that date or for the period then ended, or that are of such significance in relation to the Property’s affairs to require

Exhibit L-3

mention in a note to the statements of revenues and certain expenses in order to make them not misleading regarding the results of operations of the Property.
We understand that your audit was conducted in accordance with the auditing standards generally accepted in the United States as established by the American Institute of Certified Public Accountants and was, therefore, designed primarily for the purpose of expressing an opinion on the statements of revenues and certain expenses of the Property taken as a whole, and that your tests of the accounting records and other auditing procedures were limited to those that you considered necessary for that purpose.
Very truly yours,

____________________________________
XX
Chief Executive Officer

____________________________________
XX
Chief Financial Officer

____________________________________
XX
Controller

Exhibit L-4